As filed with the Securities and Exchange Commission on December 29, 2014

Securities Act File No. 033-40823

Investment Company Act No. 811-06318

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1933

Post-effective Amendment No. 63	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Post-effective Amendment No. 63	☒

(Check appropriate box or boxes)

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(888) 454-3965

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(3)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

Consulting Group
Capital Markets Funds
Prospectus
» January 1, 2015
•	Large Capitalization Growth Investments (TLGUX)
•	Large Capitalization Value Equity Investments (TLVUX)
•	Small Capitalization Growth Investments (TSGUX)
•	Small Capitalization Value Equity Investments (TSVUX)
•	International Equity Investments (TIEUX)
•	Emerging Markets Equity Investments (TEMUX)
•	Core Fixed Income Investments (TIIUX)
•	High Yield Investments (THYUX)
•	International Fixed Income Investments (TIFUX)
•	Municipal Bond Investments (TMUUX)
•	Money Market Investments (TGMXX)

INVESTMENT PRODUCTS: NOT FDIC INSURED    •    NO BANK GUARANTEE    •    MAY LOSE VALUE
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Consulting Group
Capital Markets Funds

Large Capitalization Growth Investments
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.60%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.67%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$270	$829	$1,415	$3,003
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$320	$977	$1,659	$3,476
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$369	$1,123	$1,897	$3,924
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Growth Index, which ranged from approximately $64.4 million to $717.1 billion as of November 30, 2014. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
2Consulting Group Capital Markets

➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Large Capitalization Growth Investments
Fund’s best and worst calendar quarters
Best: 16.14% in 1st quarter 2012
Worst: (24.61)% in 4th quarter 2008
Year-to-date: 4.85% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	34.93%	19.97%	7.84%
Return After Taxes on Distributions	32.47%	19.45%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	21.60%	16.30%	6.36%
Russell 1000® Growth Index (reflects no deduction for expenses or taxes)	33.48%	20.39%	7.83%
Lipper Large-Cap Growth Funds Average	34.17%	19.10%	7.39%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 1000® Growth Index. The benchmark is composed of those Russell 1000® Index securities with greater than average growth orientation. The Russell 1000® Index is composed of the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Large-Cap Growth Funds Average. The Lipper Large-Cap Growth Funds Average is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap growth securities will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P 500® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Frontier Capital Management Co., LLC (“Frontier”)
Jackson Square Partners, LLC (“JSP”)
Wells Capital Management, Inc. (“WellsCap”)
Westfield Capital Management Company, L.P. (“Westfield”)
Portfolio Manager	Fund’s Portfolio Manager Since
Stephen M. Knightly, CFA®, President and Portfolio Manager — Frontier	2009
Christopher J. Scarpa, Vice President and Portfolio Manager — Frontier	2010
Jeffrey S. Van Harte, CFA®, Chairman, CIO — JSP	2006
Christopher J. Bonavico, CFA®, Portfolio Manager, Equity Analyst — JSP	2006
Christopher M. Ericksen, CFA®, Portfolio Manager, Equity Analyst — JSP	2006
Consulting Group Capital Markets3

Portfolio Manager	Fund’s Portfolio Manager Since
Daniel J. Prislin, CFA®, Portfolio Manager, Equity Analyst — JSP	2006
Thomas J. Pence, CFA®, Managing Director and Senior Portfolio Manager — WellsCap	2006
Michael T. Smith, CFA®, Portfolio Manager — WellsCap	2010
William A. Muggia, President, CEO and CIO — Westfield	2004
Ethan J. Meyers, CFA®, Managing Partner — Westfield	2004
John M. Montgomery, Managing Partner and Portfolio Strategist — Westfield	2006
Hamlen Thompson, Managing Partner — Westfield	2004
Bruce N. Jacobs, CFA®, Managing Partner — Westfield	2004
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Consulting Group Capital Markets

Large Capitalization Value Equity Investments
Investment objective
Total return, consisting of capital appreciation and dividend income.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.60%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.67%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$270	$829	$1,415	$3,003
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$320	$977	$1,659	$3,476
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$369	$1,123	$1,897	$3,924
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Value Index, which ranged from approximately $47.9 million to $388.8 billion as of November 30, 2014. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means large cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Consulting Group Capital Markets5

➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Large Capitalization Value Equity Investments
Fund’s best and worst calendar quarters
Best: 18.13% in 2nd quarter 2009
Worst: (22.03)% in 4th quarter 2008
Year-to-date: 6.63% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	31.61%	15.78%	6.40%
Return After Taxes on Distributions	31.13%	15.23%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares	18.28%	12.67%	5.05%
Russell 1000® Value Index (reflects no deduction for expenses or taxes)	32.53%	16.67%	7.58%
Lipper Large-Cap Value Funds Average	32.47%	16.14%	6.72%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 1000® Value Index. The benchmark represents the stocks in the Russell 1000® Index with less than average growth orientation. The Russell 1000® Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Large-Cap Value Funds Average. The Lipper Large-Cap Value Funds Average is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large cap value securities typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Artisan Partners Limited Partnership (“Artisan”)
Cambiar Investors, LLC (“Cambiar”)
HGK Asset Management Inc. (“HGK”)
NFJ Investment Group LLC (“NFJ”)
Portfolio Manager	Fund’s Portfolio Manager Since
Scott C. Satterwhite, CFA®, Managing Director and Co-Portfolio Manager — Artisan	2009
James C. Kieffer, CFA®, Managing Director and Co-Portfolio Manager — Artisan	2009
6Consulting Group Capital Markets

Portfolio Manager	Fund’s Portfolio Manager Since
George O. Sertl, Jr., CFA®, Managing Director and Co-Portfolio Manager — Artisan	2009
Daniel L. Kane, CFA®, Co- Portfolio Manager—Artisan	2012
Brian M. Barish, CFA®, Principal, Portfolio Manager, President and Director of Research— Cambiar	2004
Maria L. Mendelsberg, CFA®, Principal, Senior Investment Analyst — Cambiar	2004
Anna (Ania) A. Aldrich, CFA®, Principal, Senior Investment Analyst — Cambiar	2004
Timothy A. Beranek, Principal, Senior Investment Analyst — Cambiar	2004
Andrew P. Baumbusch, Principal, Senior Investment Analyst — Cambiar	2011
Jeffrey H. Susman, Senior Investment Analyst — Cambiar	2012
Michael A. Pendergast, CFA®, Chief Executive Officer, Chief Investment Officer, Portfolio Manager — HGK	2010
Ben J. Fischer, CFA®, Managing Director, CIO, Portfolio Manager/Analyst — NFJ	2006
R. Burns McKinney, CFA®, Managing Director, Portfolio Manager/Analyst — NFJ	2009
Thomas W. Oliver, CFA®, CPA, Managing Director, Portfolio Manager/Analyst — NFJ	2009
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst — NFJ	2005
L. Baxter Hines, CFA®, Director, Portfolio Manager/Analyst — NFJ	2011
Jeff N. Reed, CFA®, Director, Portfolio Manager/Analyst — NFJ	2011
Morley D. Campbell, CFA®, Managing Director, Portfolio Manager/Analyst — NFJ	2012
John R. Mowrey, CFA®, Vice President, Portfolio Manager/Analyst — NFJ	2014
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets7

Small Capitalization Growth Investments
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.80%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$295	$904	$1,538	$3,242
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$394	$1,195	$2,014	$4,138
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Growth Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Small cap risk, which refers to the fact that historically, small cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
8Consulting Group Capital Markets

➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Small Capitalization Growth Investments
Fund’s best and worst calendar quarters
Best: 22.52% in 2nd quarter 2009
Worst: (29.41)% in 4th quarter 2008
Year-to-date: (4.50)% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	48.54%	22.95%	8.81%
Return After Taxes on Distributions	47.39%	22.76%	8.73%
Return After Taxes on Distributions and Sale of Fund Shares	28.35%	18.91%	7.23%
Russell 2000® Growth Index (reflects no deduction for expenses or taxes)	43.30%	22.58%	9.41%
Lipper Small-Cap Growth Funds Average	42.46%	22.65%	9.02%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2000® Growth Index. This index represents companies in the Russell 2000® Index with better than average growth orientation. The Russell 2000® Index includes the smallest 2000 U.S. companies out of the Russell 3000® Index universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Small-Cap Growth Funds Average. The Lipper Small-Cap Growth Funds Average is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap growth securities normally have an above-average price-to-earnings ratio price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Wall Street Associates LLC (“Wall Street”)
Westfield Capital Management Company, L.P. (“Westfield”)
Consulting Group Capital Markets9

Portfolio Manager	Fund’s Portfolio Manager Since
Paul J. Ariano, CFA®, CIO Committee Member, Portfolio Manager — Wall Street	2005
Paul K. LeCoq, Principal, CIO Committee Member, Portfolio Manager — Wall Street	2005
Luke Jacobson, CFA®, CIO Committee Member, Portfolio Manager — Wall Street	2012
Alexis C. Waadt, Senior Vice President, Portfolio Manager — Wall Street	2013
William A. Muggia, President, CEO and CIO — Westfield	2004
Ethan J. Meyers, CFA®, Managing Partner — Westfield	2004
John M. Montgomery, Managing Partner and Portfolio Strategist — Westfield	2006
Hamlen Thompson, Managing Partner — Westfield	2004
Bruce N. Jacobs, CFA®, Managing Partner — Westfield	2004
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10Consulting Group Capital Markets

Small Capitalization Value Equity Investments
Investment objective
Above-average capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.80%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.92%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$295	$904	$1,538	$3,242
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$394	$1,195	$2,014	$4,138
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Value Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments.
➤ Small cap risk, which refers to the fact that historically, small cap companies tend to be more vulnerable to adverse business and economic events, have been more sensitive to changes in earnings results and forecasts and investor expectations, and experience sharper swings in market values than larger, more established companies. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks
Consulting Group Capital Markets11

different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Small Capitalization Value Equity Investments
Fund’s best and worst calendar quarters
Best: 24.90% in 3rd quarter 2009
Worst: (23.94)% in 4th quarter 2008
Year-to-date: (1.95)% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	30.58%	21.94%	11.52%
Return After Taxes on Distributions	27.15%	20.79%	9.57%
Return After Taxes on Distributions and Sale of Fund Shares	19.67%	18.05%	9.25%
Russell 2000® Value Index (reflects no deduction for expenses or taxes)	34.52%	17.64%	8.61%
Lipper Small-Cap Value Funds Average	36.39%	20.54%	9.20%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2000® Value Index. The benchmark represents stocks in the Russell 2000® Index with less-than-average growth orientation. The Russell 2000® Index is composed of the smallest 2,000 U.S. stocks out of the Russell 3000® Index universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Small-Cap Value Funds Average, which is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap value securities will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes
12Consulting Group Capital Markets

or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Delaware Investments Fund Advisers (“Delaware”)
NFJ Investment Group LLC (“NFJ”)
Rutabaga Capital Management LLC (“Rutabaga”)
Portfolio Manager	Fund’s Portfolio Manager Since
Christopher S. Beck, Senior Vice President, CIO — Small Cap Value/Mid Cap Value Equity — Delaware	2005
Steven G. Catricks, CFA®, Vice President, Portfolio Manager, Equity Analyst — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Kent P. Madden, CFA®, Vice President, Portfolio Manager, Equity Analyst — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Kelley A. McKee, CFA®, Vice President, Portfolio Manager, Equity Analyst — Small Cap Value/Mid Cap Value Equity — Delaware	2012
Paul A. Magnuson, Managing Director, Portfolio Manager/Analyst — NFJ	1993
Ben J. Fischer, CFA®, Managing Director, CIO, Portfolio Manager/Analyst — NFJ	2006
Morley D. Campbell, CFA®, Managing Director, Portfolio Manager/Analyst — NFJ	2009
John R. Mowrey, CFA®, Vice President, Portfolio Manager/Analyst — NFJ	2013
Peter Schliemann, Managing Principal — Rutabaga	2000
Brent Miley, Principal — Rutabaga	2000
N. Carter Newbold, Principal — Rutabaga	2000
Dennis Scannell, Principal — Rutabaga	2000
Robert Henderson, Principal — Rutabaga	2005
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets13

International Equity Investments
Investment objective
Capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.70%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.81%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$284	$871	$1,484	$3,138
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$334	$1,018	$1,726	$3,604
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$383	$1,164	$1,962	$4,045
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤  Forwards, futures and options risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in forwards, futures or options can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures or options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in
14Consulting Group Capital Markets

the value of the Fund’s holdings. Investing in forward, futures or optopns can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Small and mid cap risk, which refers to the fact that historically, small and mid cap stocks tend to be more vulnerable to adverse business and economic events, more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values than larger, more established companies. At times, small and mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
International Equity Investments
Fund’s best and worst calendar quarters
Best: 25.95% in 2nd quarter 2009
Worst: (23.14)% in 4th quarter 2008
Year-to-date: (4.61)% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	18.31%	13.41%	6.48%
Return After Taxes on Distributions	18.00%	13.07%	5.77%
Return After Taxes on Distributions and Sale of Fund Shares	10.64%	10.80%	5.17%
MSCI EAFE® Index (Net) (reflects no deduction for expenses or taxes)	22.78%	12.44%	6.91%
Lipper International Large-Cap Core Funds Average	18.86%	11.62%	6.87%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the MSCI EAFE® Index (Net) (“MSCI EAFE® Index”). The Benchmark is a composite portfolio of equity total returns for developed countries in Europe and the Far East and Australia and New Zealand. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is composed of funds that, by fund practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., with market capitalizations (on a three-year weighted basis) greater than the 250th largest companies in the S&P/Citigroup World ex-U.S. Broad Market® Index (“BMI®”). Large cap core securities typically have an average price-to-cash ratio, price-to-book ratio, and three year sales-per-year growth value, compared to S&P/Citigroup World ex-U.S. BMI®.
Consulting Group Capital Markets15

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Causeway Capital Management LLC (“Causeway”)
OppenheimerFunds, Inc. (“OFI”)
Philadelphia International Advisors LP (“PIA”)
Schroder Investment Management North America Inc. (“Schroders”)
Portfolio Manager	Fund’s Portfolio Manager Since
Sarah H. Ketterer, Chief Executive Officer, Portfolio Manager – Causeway	2014
Harry W. Hartford, President, Portfolio Manager – Causeway	2014
James A. Doyle, Portfolio Manager – Causeway	2014
Jonathan P. Eng, Portfolio Manager – Causeway	2014
Kevin Durkin, Portfolio Manager – Causeway	2014
Conor S. Muldoon, CFA®, Portfolio Manager – Causeway	2014
Foster Corwith, Portfolio Manager – Causeway	2014
Alessandro Valentini, CFA®, Portfolio Manager – Causeway	2014
George R. Evans, CFA®, Senior Vice President, Chief Investment Officer - Equities and Portfolio Manager – OFI	2014
Robert B. Dunphy, CFA®, Vice President and Portfolio Manager – OFI	2014
Andrew B. Williams, CFA®, President and Portfolio Manager – PIA	2002
Robert C. Benthem de Grave, Analyst – PIA	2002
Stephen C. Dolce, CFA®, Analyst – PIA	2010
Scott E. Decatur, PhD, CIO and Portfolio Manager – PIA	2008
Wei Huang, PhD, Analyst – PIA	2013
Simon Webber, CFA®, Lead Portfolio Manager, Global and International Equities – Schroders	2011
James Gautrey, Portfolio Manager – Schroders	2014
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
16Consulting Group Capital Markets

Emerging Markets Equity Investments
Investment objective
Long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.90%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.09%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisory investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$312	$954	$1,620	$3,402
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$362	$1,100	$1,859	$3,854
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$411	$1,244	$2,092	$4,281
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks
Consulting Group Capital Markets17

different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤  Forwards, futures and options risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in forwards, futures or options can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures or options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. Investing in forwards, futures or options can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Closed-end investment company risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Strategy risk, the Fund invests a portion of its assets in stocks believed by a Sub-adviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value.  The Fund also invests a portion of its assets in stocks believed by a Sub-adviser to have the potential for growth, but that may not realize such perceived growth potential for extended periods of time or may never realize such perceived growth potential.  Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.  The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Emerging Markets Equity Investments
Fund’s best and worst calendar quarters
Best: 32.91% in 2nd quarter 2009
Worst: (29.44)% in 3rd quarter 2008
Year-to-date: 1.75% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 4/21/1994	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	(6.34)%	12.97%	9.39%
Return After Taxes on Distributions	(8.67)%	12.23%	8.69%
Return After Taxes on Distributions and Sale of Fund Shares	(1.29)%	10.65%	7.91%
MSCI Emerging Markets Index (Net) (reflects no deduction for expenses or taxes)	(2.60)%	14.79%	11.17%
Lipper Emerging Markets Funds Average	0.22%	14.30%	10.46%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
18Consulting Group Capital Markets

The Fund’s benchmark is the MSCI Emerging Markets Index (Net). The benchmark is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Emerging Markets Funds Average. The Lipper Emerging Markets Funds Average is composed of funds that, by fund practice, seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product per capita or other economic measures.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
Lazard Asset Management LLC (“Lazard”)
Vontobel Asset Management, Inc. (“Vontobel”)
Portfolio Manager	Fund’s Portfolio Manager Since
Rohit Chopra, Managing Director, Portfolio Manager/Analyst — Lazard	2009
James M. Donald, Managing Director, Portfolio Manager/Analyst — Lazard	2009
Monika Shrestha, Director, Portfolio Manager/Analyst — Lazard	2015
John R. Reinsberg, Deputy Chairman, Portfolio Manager/Analyst — Lazard	2009
Kevin O'Hare, CFA®, Managing Director, Portfolio Manager/Analyst — Lazard	2013
Peter Gillespie, CFA®, Director, Portfolio Manager/Analyst — Lazard	2013
Rajiv Jain, Co-Chief Executive Officer, Chief Investment Officer, Portfolio Manager — Vontobel	2013
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets19

Core Fixed Income Investments
Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.40%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.53%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$256	$788	$1,345	$2,866
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$306	$936	$1,591	$3,346
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$356	$1,083	$1,831	$3,801
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 446% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund may also invest in derivatives based on fixed income instruments, including futures, forwards, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in noninvestment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings
20Consulting Group Capital Markets

to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤ Portfolio turnover risk, Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤  Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
➤ Leverage risk, which means the Fund’s use of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities and cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤  Currency risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤ Short sale risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By
Consulting Group Capital Markets21

contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Delayed funding loans and revolving credit facilities risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
➤ Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Core Fixed Income Investments
Fund’s best and worst calendar quarters
Best: 7.00% in 3rd quarter 2009
Worst: (2.64)% in 2nd quarter 2013
Year-to-date: 4.31% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	(1.96)%	6.76%	5.16%
Return After Taxes on Distributions	(3.04)%	4.87%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	(1.10)%	4.66%	3.37%
Barclays Capital U.S. Aggregate BondTM Index (reflects no deduction for expenses or taxes)	(2.02)%	4.44%	4.55%
Lipper Core Bond Funds Average	(1.77)%	6.15%	4.13%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Barclays Capital U.S. Aggregate BondTM Index. The benchmark is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper Core Bond Funds Average. The Lipper Core Bond Funds Average is composed of funds that, by fund practice, invest primarily in investment-grade debt issues rated in the top four grades by a nationally recognized statistical rating organization, with dollar-weighted average maturities of one to five years.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who
22Consulting Group Capital Markets

are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
BlackRock Financial Management, Inc. (“BlackRock”)
Metropolitan West Asset Management LLC (“MetWest”)
Pacific Investment Management Company LLC (“PIMCO”)
Western Asset Management Company (“WAMCo”)
Portfolio Manager	Fund’s Portfolio Manager Since
David Antonelli, Director and Portfolio Manager — BlackRock	2012
Akiva Dickstein, Managing Director and Portfolio Manager — BlackRock	2014
Tad Rivelle, Chief Investment Officer and Generalist Portfolio Manager — MetWest	2007
Laird Landmann, Generalist Portfolio Manager — MetWest	2007
Stephen Kane, CFA®, Generalist Portfolio Manager — MetWest	2007
Bryan Whalen, CFA®, Generalist Portfolio Manager — MetWest	2007
Scott A. Mather, Chief Investment Officer and Managing Director — PIMCO	2014
Mark R. Kiesel, Chief Investment Officer and Managing Director — PIMCO	2014
Mihir P. Worah,Chief Investment Officer and Managing Director — PIMCO	2014
S. Kenneth Leech, Chief Investment Officer — WAMCo	2014
Carl L. Eichstaedt, Portfolio Manager — WAMCo	2004
Mark S. Lindbloom, Portfolio Manager — WAMCo	2008
Michael C. Buchanan, CFA®, Portfolio Manager — WAMCo	2005
Chia-Liang Lian, CFA®, Co-Head of Investment Management — WAMCo	2015
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets23

High Yield Investments
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.70%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.92%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$295	$904	$1,538	$3,242
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$345	$1,051	$1,779	$3,703
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$394	$1,195	$2,014	$4,138
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes and collateralized mortgage obligations. The Fund may invest up to 20% of its assets in securities of issuers located in developed and emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit quality. The Fund invests primarily in high yield securities or junk bonds.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
24Consulting Group Capital Markets

➤ Interest rate risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
High Yield Investments
Fund’s best and worst calendar quarters
Best: 21.79% in 2nd quarter 2009
Worst: (19.89)% in 4th quarter 2008
Year-to-date: 2.83% (through 3rd quarter 2014)
Consulting Group Capital Markets25

Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 7/13/1998	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	7.88%	17.89%	7.53%
Return After Taxes on Distributions	4.71%	14.33%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.40%	12.84%	4.53%
Barclays Capital U.S. Corporate High Yield Index (reflects no deduction for expenses or taxes)	7.44%	18.93%	8.62%
Lipper High Yield Funds Average	6.84%	16.18%	7.21%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Barclays Capital U.S. Corporate High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The benchmark is designed to mirror the investible universe of the dollar-denominated high yield debt market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance to the Lipper High Yield Funds Average. The Lipper High Yield Funds Average is composed of funds that, by Fund practice, aim at high current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
PENN Capital Management Co., Inc. (“PENN Capital”)
Western Asset Management Company (“WAMCo”)
Portfolio Manager	Fund’s Portfolio Manager Since
Richard A. Hocker, Founder and Chief Investment Officer — PENN Capital	2006
Eric J. Green, CFA®, Senior Managing Partner, Director of Research and Senior Portfolio Manager — PENN Capital	2006
S. Kenneth Leech, Chief Investment Officer — WAMCo	2014
Michael C. Buchanan, CFA®, Portfolio Manager — WAMCo	2005
Walter E. Kilcullen, Portfolio Manager — WAMCo	2015
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
26Consulting Group Capital Markets

International Fixed Income Investments
Investment objective
Maximize current income, consistent with the protection of principal.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.50%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.76%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$279	$856	$1,459	$3,090
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$329	$1,004	$1,702	$3,558
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$378	$1,149	$1,939	$4,002
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 397% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in non-U.S. dollar-denominated fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located in at least three countries, including the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income securities of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including preferred and convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank loans; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by foreign sovereigns, states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund also may invest in derivatives based on fixed income instruments including futures, forwards, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales and invest in privately placed securities.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 30% of the Fund’s total assets. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit Quality. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser to be of comparable quality.
Consulting Group Capital Markets27

Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
➤ Portfolio turnover risk, Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤  Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets.
➤ Delayed funding loans and revolving credit facilities risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
➤ Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events such as hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred, such extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to liquidity risk and certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, which refers to the fact that in addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤  Currency risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies
28Consulting Group Capital Markets

will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤ Short sale risk, selling short may produce higher than normal portfolio turnover, result in increased transaction costs and magnify the potential for both gain and loss to the Fund. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤ Non-diversification risk, which means that because the Fund is a “non-diversified” fund, it is permitted to invest in a limited number of issuers. To the extent the Fund invests in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
International Fixed Income Investments
Fund’s best and worst calendar quarters
Best: 10.06% in 4th quarter 2004
Worst: (3.35)% in 2nd quarter 2013
Year-to-date: 6.91% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	(2.25)%	5.64%	4.25%
Return After Taxes on Distributions	(5.06)%	3.79%	2.44%
Return After Taxes on Distributions and Sale of Fund Shares	(1.27)%	3.67%	2.64%
Citigroup Non-U.S. Dollar World Gov. Bond Index-Hedged (reflects no deduction for expenses or taxes)	1.42%	3.16%	4.25%
Lipper International Income Funds Average	(3.11)%	5.39%	4.81%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Citigroup Non-U.S. Dollar World Government Bond Index-Hedged. The benchmark is a market capitalization-weighted index consisting of government bond markets in developed countries, excluding the U.S., as the term “developed countries” is defined by the benchmark. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index. Unlike the Citigroup Non-U.S. Dollar World Government Bond Index-Hedged, the Fund may invest in U.S. securities.
The Fund also compares its performance with the Lipper International Income Funds Average. The Lipper International Income Funds Average is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.
Consulting Group Capital Markets29

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-adviser and portfolio manager
Pacific Investment Management Company LLC (“PIMCO”)
Portfolio Manager	Fund’s Portfolio Manager Since
Sachin Gupta, Executive Vice President and Portfolio Manager — PIMCO	2014
Kendall Miller, CFA® , Senior Vice President and Portfolio Manager — PIMCO	2014
Michael A. Gomez, Managing Director and Portfolio Manager — PIMCO	2012
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
30Consulting Group Capital Markets

Municipal Bond Investments
Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.40%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.59%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$262	$805	$1,375	$2,925
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$312	$954	$1,620	$3,402
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$362	$1,100	$1,859	$3,854
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes but such bonds may pay income that is subject to the Alternative Minimum Tax. The Fund’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.
Credit quality. The Fund limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, is typically maintained at 90-110% of the average benchmark duration, which is the average duration of all the constituent bonds in the Barclays Capital Municipal Bond Index, the Fund’s benchmark index. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates. The Fund is generally composed of securities having a full range of maturities. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that municipal bond prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the
Consulting Group Capital Markets31

case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
➤ Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
➤  Municipal securities risk, which includes the risk that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities. Due to local economic and financial conditions, certain municipal issuers will be more susceptible to default on their obligations than others. Each of these risks may be heightened with respect to investments in U.S. instrumentalities, such as Guam, the Virgin Islands and Puerto Rico.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤ Taxation risk, which means the possibility that some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
➤ Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Municipal Bond Investments
Fund’s best and worst calendar quarters
Best: 6.67% in 3rd quarter 2009
Worst: (4.74)% in 4th quarter 2010
Year-to-date: 6.48% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	(2.62)%	5.28%	3.67%
Return After Taxes on Distributions	(5.29)%	2.80%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares	(2.92)%	2.35%	2.27%
Barclays Capital U.S. Municipal Bond Index (reflects no deduction for expenses or taxes)	(2.55)%	5.89%	4.29%
Lipper General & Insured Municipal Debt Funds Average	(4.17)%	6.58%	3.46%
32Consulting Group Capital Markets

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s primary benchmark is the Barclays Capital U.S. Municipal Bond Index. The benchmark is a composite measure of the total return performance of the municipal bond market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance with the Lipper General & Insured Municipal Debt Funds Average. The Lipper General & Insured Municipal Debt Funds Average is composed of funds that, by fund practice, invest in municipal debt issues in the top four credit ratings as determined by a nationally recognized statistical rating organization.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-adviser and portfolio manager
McDonnell Investment Management, LLC (“McDonnell”)
Portfolio Manager	Fund’s Portfolio Manager Since
Stephen Wlodarski, CFA®, Managing Director and Co-Head of Fixed Income Portfolio Management — McDonnell	2005
James Grabovac, CFA®, Managing Director and Senior Portfolio Manager — McDonnell	2005
Dawn Mangerson, Managing Director and Senior Portfolio Manager — McDonnell	2006
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Consulting Group Capital Markets33

Money Market Investments
Investment objective
To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment in the Fund)
Management Fees	0.08%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.23%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$226	$697	$1,195	$2,565
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$276	$847	$1,445	$3,061
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$326	$995	$1,688	$3,531
Principal investment strategies
The Fund invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), at the time of acquisition.
Credit quality. The Fund invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.
Maturity. Individual securities must have remaining maturities of 397 days or less. Maturity means the date on which the principal amount of debt security is due and payable. The Fund maintains an average dollar-weighted portfolio maturity of 60 days or less.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. The longer the Fund’s maturity, the more sensitive it will be to interest rate movements. During periods when interest rates are low, the Fund’s yield will be low. During times of extreme financial crisis, the Federal Reserve may lower interest rates to very low levels, thereby exacerbating this risk.
➤  Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a Fund investment could cause the Fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
➤ Liquidity risk, which is when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the Fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s net asset value and remaining Fund shareholders.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
34Consulting Group Capital Markets

➤  Regulatory risk, which is the risk that the Fund will be affected by new regulations.  The U.S. Securities and Exchange Commission recently adopted changes to the regulations governing money market mutual funds, such as the Fund. Although most of these changes do not go into effect until October 2016, as the compliance date for these new regulations approaches, the Fund may incur certain compliance and operating costs.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2013
Money Market Investments
Fund’s best and worst calendar quarters
Best: 1.22% in 2nd quarter 2007
Worst: 0.00% 4th quarter 2013
Year-to-date: 0.00% (through 3rd quarter 2014)
Average Annual Total Returns (for the periods ended December 31, 2013)
Inception Date: 11/18/1991	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	0.00%	0.21%	1.57%
90-day T-bill Index	0.06%	0.10%	1.53%
Lipper Money Market Funds Average	0.01%	0.05%	1.41%
The Fund’s 7-day yield as of December 31, 2013 was 0.14%.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the rate of return reflected in the 90-day Treasury Bill Index. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance to the Lipper Money Market Funds Average. The Lipper Money Market Funds Average is composed of the 30 largest funds in the Lipper Money Market Funds Category. These funds invest in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-adviser
The Dreyfus Corporation
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
Consulting Group Capital Markets35

➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of this Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
36Consulting Group Capital Markets

Fund details
Investment objectives, strategies and risks
Large Capitalization Growth Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Growth Index, which ranged from approximately $64.4 million to $717.1 billion as of November 30, 2014. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.
Frontier Capital Management Co., LLC (“Frontier”) seeks to invest primarily in equity securities of medium-sized companies believed to have attractive long-term capital appreciation potential. Frontier conducts in-depth fundamental research and selects securities using a bottom up approach. Frontier believes that growth must be purchased at a reasonable price. The percentage of the Fund’s assets allocated to Frontier is 10%.
Jackson Square Partners (“JSP”) invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom-up approach, JSP seeks to select securities of companies that it believes have attractive end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. The percentage of the Fund’s assets allocated to JSP is 30%.
Wells Capital Management, Inc. (“WellsCap”) seeks to construct a well-diversified portfolio which reduces risk while enhancing return. WellsCap employs a three pronged process. First, 50%-60% of the portfolio is a core allocation to lower volatility companies with stable growth records and proven management teams. Second, 30%-40% is an allocation to developing growth companies with average volatility that are experiencing structural changes or that the team believes can capitalize on evolving opportunities. Finally, 5%-10% represents companies with a below average valuation and an above average growth outlook where a near term catalyst is expected to enhance value. The percentage of the Fund’s assets allocated to WellsCap is 30%.
Westfield Capital Management Company, L.P. (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Fund’s assets allocated to Westfield is 30%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Investment style risk, which means large cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on large cap and growth stocks. Both types of style tend to go in and out of favor. Additionally, the Fund generally will be more volatile than Large Capitalization Value Equity Investments because of the Fund’s focus on growth stocks.
➤ Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Consulting Group Capital Markets37

Large Capitalization Value Equity Investments
Investment objective
Total return, consisting of capital appreciation and dividend income.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of large capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Value Index, which ranged from approximately $47.9 million to $388.8 billion as of November 30, 2014. The market capitalization of the companies in large-cap market indices and the Fund’s portfolio changes over time. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.
Artisan Partners Limited Partnership (“Artisan”) employs a fundamental investment process to construct a diversified portfolio of stocks of medium-sized U.S. companies that Artisan believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes that companies with these characteristics are less likely to experience eroding values over the long term. The percentage of the Fund’s assets allocated to Artisan is 10%.
Cambiar Investors, LLC (“Cambiar”) seeks companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame. The percentage of the Fund’s assets allocated to Cambiar is 30%.
HGK Asset Management, Inc. (“HGK”) employs a value-oriented, bottom-up approach. HGK seeks to invest in companies with improving cash flow return-on-investment that sell below the present value of their discounted cash flows. HGK’s philosophy also emphasizes reduced volatility of returns, which may be caused by the rapid flow of investments into and out of particular market sectors. Thus, HGK maintains exposure to all major industry sectors comprising the historical median of the Russell 1000® Value Index. The percentage of the Fund’s assets allocated to HGK is 30%.
NFJ Investment Group LLC (“NFJ”) seeks to manage a broadly diversified portfolio of dividend paying common stocks with low absolute and relative valuations. The percentage of the Fund’s assets allocated to NFJ is 30%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices may decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Investment style risk, which means large cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on large cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Sub-adviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.
➤ Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
38Consulting Group Capital Markets

Small Capitalization Growth Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Growth Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Growth style focuses on companies with growth of revenue and earnings potential exceeding that of the average of the market as a whole.
Wall Street Associates LLC (“Wall Street”) seeks companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Fund’s assets allocated to Wall Street is 50%.
Westfield Capital Management Company, L.P. (“Westfield”) seeks reasonably-priced stocks of companies with high foreseen earnings potential. The percentage of the Fund’s assets allocated to Westfield is 50%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Investment style risk, which means small cap and/or growth stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and growth stocks. Both types of style tend to go in and out of favor.
➤ Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Small Capitalization Value Equity Investments
Investment objective
Above-average capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Value Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions. Value style focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.
Consulting Group Capital Markets39

Delaware Investments Fund Advisers (“Delaware”), believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware seeks companies with market capitalizations generally less than 3.5 times the dollar-weighted median market capitalization of the Russell 2000 Index at the time of purchase, whose values it believes are not currently recognized in the market. To do so, Delaware considers a variety of factors, including the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware focuses on free cash flow in its stock selection, identifying companies that it believes have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. The percentage of the Fund’s assets allocated to Delaware is 35%.
NFJ Investment Group LLC (“NFJ”) seeks stocks that are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. NFJ also seeks companies that pay or are expected to pay dividends. The percentage of the Fund’s assets allocated to NFJ is 35%.
Rutabaga Capital Management LLC (“Rutabaga”) seeks uncommon or currently out-of-favor stocks of high quality companies with catalysts to increase margins and intrinsic value and that are neglected or misperceived by the market. The percentage of the Fund’s assets allocated to Rutabaga is 30%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Sub-adviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.
➤ Small cap risk, which refers to the fact that historically, small stocks have been riskier than mid and large cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than mid and large cap funds because of the Fund’s focus on small cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers, may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
International Equity Investments
Investment objective
Capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the equity securities of companies located outside the U.S. The Fund focuses on companies located in developed markets, but also may invest a portion of its assets in securities of companies located in emerging markets. The Fund intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency
40Consulting Group Capital Markets

transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions.
Causeway Capital Management LLC (“Causeway”) follows a value style when investing assets. This means that it buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. The Causeway considers each of the following value characteristics in purchasing or selling securities for the Fund:
Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector
High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market
Low price-to-book value ratio (stock price divided by book value per share) relative to the market
Low price-to-cash flow ratio (stock price divided by net income plus noncash charges per share) relative to the market
Financial strength
Generally, price-to-earnings and yield are the most important factors. The percentage of the Fund’s assets allocated to Causeway is 20%.
OppenheimerFunds, Inc. (“OFI”) mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. In selecting investments for the Fund's portfolio, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a “bottom up” investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time: companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of the Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The percentage of the Fund’s assets allocated to OFI is 25%.
Philadelphia International Advisors LP (“PIA”) seeks investments by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. PIA also utilizes a quantitative screening process to select companies with smaller market capitalizations. PIA does not engage in currency hedging. The percentage of the Fund’s assets allocated to PIA is 30%.
Schroder Investment Management North America Inc. (“Schroders”) Schroders seeks to invest in securities of international companies where they have identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroders leverages the extensive knowledge of, and recommendations generated by, approximately 70 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists. In Schroders’ view, this combination of local expertise and global analysis provides an optimal framework for identifying strong investment candidates and building high-quality efficient portfolios across multiple regions and sectors. The percentage of the Fund’s assets allocated to Schroders is 25%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➣  Withholding and other foreign taxes may decrease the Fund’s return.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative
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to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
➤  Forwards, futures and options risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Forwards, futures and options will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in forwards, futures or options can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures and options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain forward or futures contracts presents the same types of credit risks as issuers of fixed income securities. Investing in forwards, futures or options can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Small and mid cap risk, which refers to the fact that historically, small and mid cap stocks have been riskier than large cap stocks. Small and mid cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small and mid cap companies tend to have more limited product lines, capital resources and/or management depth. Small and mid cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small and mid cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate. Additionally, the Fund generally will be more volatile than large cap funds because of the Fund’s focus on small and mid cap stocks. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Emerging Markets Equity Investments
Investment objective
Long-term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. To diversify its investments, the Fund invests primarily in securities of issuers located in at least three foreign countries. The Fund also may invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Fund may attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
How the Sub-advisers select the Fund’s investments
Each Sub-adviser utilizes fundamental research analysis as the basis for its investment decisions.
Lazard Asset Management LLC (“Lazard”) manages a relative value (“Value Strategy”) and a relative growth (“Growth Strategy”) strategy and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. Both Lazard strategies are based on value creation through a process of bottom-up stock selection. Each approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. In the Growth Strategy, Lazard employs a relative growth investment philosophy and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth. The percentage of the Fund’s assets allocated to Lazard is 33% to the Value Strategy and 33% to the Growth Strategy.
Vontobel Asset Management, Inc. (“Vontobel”) utilizes a fundamental, bottom-up stock and business analysis research approach that combines elements of growth-oriented investing with a strict valuation discipline over the long term. Vontobel makes its assessments by examining
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companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Vontobel seeks to identify and invest in emerging markets securities that, in the view of the manager, are reasonably-valued, high-quality, well managed profitable companies with consistent operating histories and financial performance and that have generally favorable long-term economic prospects. The percentage of the Fund’s assets allocated to Vontobel is 34%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➣  Withholding and other foreign taxes may decrease the Fund’s return.
➣ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
➤  Forwards, futures and options risk, which means that the Fund’s use of forwards, futures and options to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Forwards, futures or options will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in forwards, futures or options can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using forwards, futures and options can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in forwards, futures or options if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain forwards, futures or options presents the same types of credit risks as issuers of fixed income securities. Investing in forwards, futures and options can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Closed-end investment company risk, which means that since closed-end investment companies issue a fixed number of shares they typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. The Fund will also bear its pro rata portion of any costs of a closed-end fund in which it invests.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Strategy Risk, the Fund invests a portion of its assets in stocks believed by a Sub-adviser to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value.  The Fund also invests a portion of its assets in stocks believed by a Sub-adviser to have the potential for growth, but that may not realize such perceived growth potential for extended periods of time or may never realize such perceived growth potential.  Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential.  The stocks in which the Fund invests may respond differently to market and other developments than other types of stocks.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells
Consulting Group Capital Markets43

and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk,which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Core Fixed Income Investments
Investment objective
Maximum total return, consistent with preservation of capital and prudent investment management.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. Fixed income instruments include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund may also invest in derivatives based on fixed income instruments, including futures, forwards, options, swaps, and swaptions, and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund’s total assets. The Fund may invest up to 15% in emerging market securities. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
Credit quality. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in noninvestment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-advisers to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
How the Sub-advisers select the Fund’s investments
BlackRock Financial Management, Inc. (“BlackRock”) employs a relative value approach, which identifies Fund duration within a desired narrow range and adds value through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Fund’s assets allocated to BlackRock is 25%.
Metropolitan West Asset Management LLC (“MetWest”) utilizes five value-added principal strategies in selecting investments: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution. The first three strategies are top-down in orientation and start with a decision of where duration should be established (within a plus-or-minus one-year range from the benchmark). The bottom-up strategies of security selection and execution involve the day-to-day evaluation of the fixed income market to identify value opportunities across sectors and informed negotiation of prices at which transactions take place. The percentage of the Fund’s assets allocated to MetWest is 25%.
Pacific Investment Management Company LLC (“PIMCO”) employs top-down (i.e., duration and volatility analyses, sector evaluation and yield curve shape analysis) and bottom-up (i.e., credit analysis, quantitative research, issue selection and cost-effective trading) investment techniques to select investments. The percentage of the Fund’s assets allocated to PIMCO is 25%.
Western Asset Management Company (“WAMCo”) focuses on investment grade, long-term debt securities, and emphasizes four key strategies to enhance total return: adjusting the allocation of the Fund among the key sectors of the fixed income market—government, corporate and mortgage- and asset-backed—depending on WAMCo’s forecast of relative values; purchasing undervalued securities in each of the key sectors, while keeping overall quality high; tracking the duration of the overall Fund so that it falls within a narrow band relative to the benchmark index, with adjustments made to reflect WAMCo’s long-term outlook for interest rates; and positioning the term structure of the Fund to take advantage of market developments. The percentage of the Fund’s assets allocated to WAMCo is 25%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments,
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particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. Additionally, issuers of non-investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤ Portfolio turnover risk, Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
➤  Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Leverage risk, which means the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage
Consulting Group Capital Markets45

also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.
➤ Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➣  Withholding and other foreign taxes may decrease the Fund’s return.
➤ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤  Currency risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
➤ Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Delayed funding loans and revolving credit facilities risk, the Fund's investments in delayed funding loans and revolving credit facilities may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when such company's financial condition makes it unlikely that such additional funding commitments will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
➤ Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
High Yield Investments
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined
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by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes and collateralized mortgage obligations. The Fund may invest up to 20% of its assets in securities of issuers located in developed and emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit quality. The Fund invests primarily in high yield securities or junk bonds.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
How the Sub-advisers select the Fund’s investments
PENN Capital Management Co., Inc. (“PENN Capital”) seeks investments from an initial universe that includes all domestic, corporate cash-paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Sectors and industries are selected that offer relative value based on PENN Capital’s macro-economic outlook. PENN Capital scans this group for companies with spreads-to-treasury that are wider than comparable companies, industry averages and historical averages. PENN Capital then performs liquidity analysis and qualitative research to determine if a credit is suitable for the Fund. It further screens each potential investment based on its effect on PENN Capital’s current industry weightings and diversification. The percentage of the Fund’s assets allocated to PENN Capital is 50%.
Western Asset Management Company (“WAMCo”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. WAMCo’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. WAMCo’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Fund’s assets allocated to WAMCo is 50%.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Investment in high yield securities or junk bonds involves substantial risk of loss. The Fund could lose money if the issuer or guarantor of a Fund security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment- grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower than market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
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➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
➤ Foreign investment risk, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-advisers may not be able to sell securities held by the Fund in amounts and at prices they consider reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➣  Withholding and other foreign taxes may decrease the Fund’s return.
➣ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which the Fund sells and replaces its securities within a given period. Higher turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
International Fixed Income Investments
Investment objective
Maximize current income, consistent with the protection of principal.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in non-U.S. dollar-denominated fixed income instruments. The Fund invests primarily in fixed income instruments of issuers located in at least three countries, including the U.S. Up to 15% of the Fund’s total assets may be invested in fixed income securities of issuers located in emerging markets countries. The fixed income instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury); corporate debt securities of U.S. and non-U.S. issuers, including preferred and convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank loans; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments; debt securities issued by foreign sovereigns, states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.
The Fund also may invest in derivatives based on fixed income instruments including futures, forwards, options, swaps, and swaptions and may use other investment techniques such as mortgage dollar rolls, buy-backs and securities lending to earn additional income. The Fund also may engage in short sales and invest in privately placed securities.
Investments may be structured to provide all types of interest rate payments, including fixed, variable, floating, inverse, zero or interest only rates of interest. The Fund may invest in currency spot and forward transactions for the purpose of active currency exposure. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 30% of the Fund’s total assets. The Fund may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity-related securities. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit Quality. The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) rated CCC- or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-adviser to be of comparable quality.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, normally ranges within two years (plus or minus) of the duration of the benchmark index. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. The Fund may invest in individual securities of any maturity.
How the Sub-adviser selects the Fund’s investments
Pacific Investment Management Company LLC (“PIMCO”) employs a total return approach that focuses on both capital appreciation and income while managing overall risk. PIMCO manages global bond investments by focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that the Fund will be affected by broad changes in the fixed income markets.  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity or duration, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.
➤ Portfolio turnover risk, Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
➤  Credit and junk bond risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade and are more volatile than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. Additionally, issuers of Non-investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
➤  Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities which represent an interest in a pool of mortgages. Mortgage-backed securities are subject to prepayment and extension risk but the negative effect of a rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially
Consulting Group Capital Markets49

increasing the volatility of a portfolio. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤  Derivatives risk, which means that the Fund’s use of futures, forwards, options, swaps and swaptions based on fixed income instruments to enhance returns or hedge against market declines subjects the Fund to potentially greater volatility and/or losses. Futures, forwards, options, swaps and swaptions will obligate or entitle the Fund to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in futures, forwards, options, swaps and swaptions can have a large impact on the Fund’s interest rate, securities market and currency exposure. Therefore, using futures, forwards, options, swaps and swaptions can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on its investment in futures, forwards, options, swaps and swaptions if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other party to certain futures, forwards, options, swaps and swaptions presents the same types of credit risks as issuers of fixed income securities. Investing in futures, forwards, options, swaps and swaptions can also make the Fund’s assets less liquid and harder to value, especially in declining markets. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➤ Delayed funding loans and revolving credit facilities risk, the Fund’s investments in delayed funding loans and revolving credit facilities may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when such company’s financial condition makes it unlikely that such additional funding commitments will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
➤ Event-linked exposure risk, event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion of or the entire principal investment in the case of a bond or a portion of or the entire notional amount in the case of a swap. Event-linked exposure instruments often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.
➤ Foreign investment risks, which means risks unique to investing in foreign issuers. These include:
➣ Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices.
➣ Many foreign markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Sub-adviser may not be able to sell securities held by the Fund in amounts and at prices it considers reasonable. The Fund may hold illiquid securities that may be difficult to sell and may be required to be fair valued.
➣  Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Fund invests.
➣  Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company, which could have a severe effect on the Fund’s ability to bring its capital or income back to the U.S. or on security prices.
➣  Withholding and other foreign taxes may decrease the Fund’s return.
➤ Emerging markets risk, which refers to the fact that the market value for emerging market equity securities historically has been very volatile and an investment in the Fund involves a substantial degree of risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤  Currency risk, which refers to the risk that as a result of the Fund’s active positions in currencies and investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged. In either event, the value of your investment in the Fund would be adversely affected.
➤ Short sale risk, selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for both gain and loss to the Fund. The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. This may result
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in a loss or may otherwise be costly to the Fund. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. These securities may also need to be fair valued.
➤ Non-diversification risk, which means that because the Fund is a “non-diversified” fund, it is permitted to invest in a limited number of issuers. To the extent the Fund invests in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.
➤ Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
Municipal Bond Investments
Investment objective
A high level of interest income that is excluded from federal income taxation, to the extent consistent with prudent investment management and the preservation of capital.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes but such bonds may pay income that is subject to the Alternative Minimum Tax. The Fund’s investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.
Credit quality. The Fund limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the Sub-adviser.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-adviser, is typically maintained at 90-110% of the average benchmark duration, which is the average duration of all the constituent bonds in the Barclays Capital Municipal Bond Index, the Fund’s benchmark index. The Sub-adviser seeks to target the average duration of the benchmark which varies over time and may be impacted by market conditions. Duration is an approximate measure of the sensitivity of the market value of the portfolio holdings to changes in interest rates. The Fund is generally composed of securities having a full range of maturities. Maturity means the date on which the principal amount of a debt security is due and payable. Individual investments may be of any maturity.
How the Sub-adviser selects the Fund’s investments
McDonnell Investment Management, LLC (“McDonnell”) employs a conservative approach to active municipal bond management. In order to add value, McDonnell attempts to identify relative value opportunities among securities and sectors, as well as exploiting anticipated changes in the slope of the yield curve.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤  Market risk, which is the risk that municipal bond prices decline overall. Bond markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. The longer the Fund’s maturity, the more sensitive its share price will be to interest rate movements. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.
➤ Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the Fund invests primarily in investment grade securities, the Fund could lose money if the issuer or guarantor of a portfolio security fails to make timely payment or otherwise honor its obligations.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. Additionally, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When
Consulting Group Capital Markets51

interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
➤  Municipal securities risk, which includes the risk that new federal or state legislation or Internal Revenue Service determinations may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of the municipalities to repay these obligations. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities. Due to local economic and financial conditions, certain municipal issuers will be more susceptible to default on their obligations than others. Each of these risks may be heightened with respect to investments in U.S. instrumentalities, such as Guam, the Virgin Islands and Puerto Rico.
➤ Liquidity risk, which means when there is little or no trading active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
➤ Taxation risk, which means the possibility that some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
➤ Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Money Market Investments
Investment objective
To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.
Principal investment strategies
The Fund invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”), at the time of acquisition.
Credit quality. The Fund invests exclusively in high quality securities, generally those that are in the top two tiers of credit quality.
Maturity. Individual securities must have remaining maturities of 397 days or less. Maturity means the date on which the principal amount of debt security is due and payable. The Fund maintains an average dollar-weighted portfolio maturity of 60 days or less.
How the Sub-adviser selects the Fund’s investments
The Dreyfus Corporation (“Dreyfus”) seeks to maintain a constant net asset value per share of $1 by investing in securities that present minimal credit risks. Dreyfus focuses on improving the Fund’s yield by actively managing sector allocations and the average maturity of the Fund, monitoring the spread relationships between U.S. Treasury and government agency issues, purchasing agency issues when they provide a yield advantage and adjusting average portfolio maturity to reflect Dreyfus’ outlook on interest rates.
Principal risks
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. As the yields of the underlying investments change over time, the Fund’s yield will change. The longer the Fund’s maturity, the more sensitive it will be to interest rate movements. During periods when interest rates are low, the Fund’s yield will be low. During times of extreme financial crisis, the Federal Reserve may lower interest rates to very low levels, thereby exacerbating this risk.
➤  Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a Fund investment could cause the Fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Securities issued by certain agencies and instrumentalities of the U.S. government are not guaranteed by the U.S. government and are supported solely by the credit of the instrumentality. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the
52Consulting Group Capital Markets

Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
➤ Liquidity risk, which is when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the Fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s net asset value and remaining Fund shareholders.
➤ Manager risk, which is the risk that poor security selection by the Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
➤  Regulatory risk, which is the risk that the Fund will be affected by new regulations.  The U.S. Securities and Exchange Commission recently adopted changes to the regulations governing money market mutual funds, such as the Fund. Although most of these changes do not go into effect until October 2016, as the compliance date for these new regulations approaches, the Fund may incur certain compliance and operating costs.
➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Consulting Group Capital Markets53

About the funds
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for each series of the Consulting Group Capital Markets Funds (the “Trust,” and each series, a “Fund,” and collectively, the “Funds”). The Funds share a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds.
The investments and strategies described in this prospectus are those that CGAS and the Sub-advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. A Fund will do so only if CGAS or the Sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. There is no guarantee that any Fund will achieve its investment objective. Unless otherwise explicitly stated herein, or in the Statement of Additional Information (“SAI”), the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (“Board”), without shareholder approval.
The multi-manager strategy
Subject to Board review and approval, and in reliance on an exemptive order obtained from the SEC, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund. The exemptive order permits CGAS, with the approval of the Board, to retain unaffiliated sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by CGAS under such sub-advisory agreements.
The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines. The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions. Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
The Manager screens a universe of registered investment advisory firms and tracks the performance of these advisory firms. The Manager continually evaluates the strength and performance of these firms, focusing on a number of key issues, including:
➤ level of expertise
➤ relative performance and consistency of performance
➤ strict adherence to investment discipline or philosophy
➤ personnel, facility and financial strength
➤ quality of service and communication
The Manager employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Manager recommends the portion of assets of each Fund to be managed by each Sub-adviser and may adjust each allocation by up to 10% without Board approval.
Many of the Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing.
About the Morgan Stanley-sponsored investment advisory programs
Shares of the Funds are available to participants in certain investment advisory programs sponsored by Morgan Stanley, including TRAK® CGCM, Select UMA, Consulting Group Advisor and Portfolio Management. The services offered through these programs may provide investors with asset allocation recommendations, which are implemented through the Funds.
These services generally include:
➤ evaluating the investor’s investment objectives and time horizon
➤ analyzing the investor’s risk tolerance
➤  recommending an allocation of assets among the Funds in the Trust
➤  providing monitoring reports containing an analysis and evaluation of an investor’s account and recommending any changes
➤ While an investment advisory program makes recommendations, the ultimate investment decision is typically up to the investor and not the provider of the investment advisory program. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the TRAK® CGCM or Consulting Group Advisor investment advisory programs is 2.00% of average quarter-end net assets. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Trust through the Select UMA and the Portfolio Management investment advisory programs is 2.50% and 3.00% of average quarter-end net assets, respectively. The maximum shareholder fees vary between the investment advisory programs because of differences in the services provided through the programs and other factors. Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets. These fees may be reduced in certain circumstances. These fees may be paid either by redemption of shares of the Funds or by separate payment.
Morgan Stanley, the Trust’s Distributor, may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.
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The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Portfolio holdings
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.
Consulting Group Capital Markets55

Fund management
The Manager’s address is 2000 Westchester Avenue, Purchase, NY 10577. CGAS was formed as a Delaware corporation on September 21, 2005, and was reorganized as a Delaware limited liability company in May 2009. The Manager is a subsidiary of MSSBH. The Trust’s distributor, MSSB, is an affiliate of the Manager. The Manager was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well qualified investment advisers.
Subject to the review and approval of the Board, and in reliance on an exemptive order obtained from the SEC, the Manager is responsible for selecting, supervising, monitoring and evaluating the Sub-advisers. The Manager may adjust the allocation of a Fund’s assets among Sub-advisers by up to 10%. Only the Board can make any adjustment affecting more than 10% of a Fund’s assets. The Manager also is responsible for recommending to the Board whether a Sub-adviser should be replaced. The Funds rely upon an exemptive order from the SEC that permits the Manager to select new Sub-advisers or replace existing Sub-advisers without first obtaining shareholder approval. One of the conditions of the exemptive order is that the Board, including a majority of the “non-interested” Trustees, must approve each new Sub-adviser. In accordance with the exemptive order, the Funds will provide investors with information about each new Sub-adviser within 90 days of the hiring of any new Sub-adviser. The exemptive order also permits the non-disclosure of amounts payable by CGAS to each Sub-adviser.
A discussion regarding the Board’s basis for approving the investment advisory and subadvisory agreements is available in the Trust’s Annual Report for the year ended August 31, 2014. For Sub-advisers approved after August 31, 2014, a discussion of the Board’s basis for approval of such agreement(s) will be in the Trust’s Semi-Annual Report for the period ending February 28, 2015.
The Sub-advisers. The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages and certain information about the Fund manager or portfolio management team for each Fund are set forth below. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Capitalization Growth Investments	Frontier Capital Management Co., LLC (“Frontier”) 99 Summer Street Boston, MA 02110	10%	Stephen M. Knightly, CFA® President and Portfolio Manager (1993-present).	2009
			Christopher J. Scarpa Vice President and Portfolio Manager (2001-present).	2010
	Jackson Square Partners, LLC (“JSP”) 101 California Street Suite 3750 San Francisco, CA 94111	30%	Jeffrey S. Van Harte, CFA® Chairman, Chief Investment Officer (“CIO”) (2005-present). Mr. Van Harte became a member of JSP at its inception in May 2014 as chairman and Chief Investment Officer. Prior to joining JSP, he was the CIO of Delaware Investments’ Focus Growth Equity Team from April 2005 to April 2014.	2006
			Christopher J. Bonavico, CFA® Portfolio Manager, Equity Analyst (2005-present). Mr. Bonavico became a member of JSP at its inception in May 2014 as a portfolio manager and equity analyst. Prior to joining JSP, he was portfolio manager and equity analyst of Delaware Investments’ Focus Growth Equity Team from April 2005 to April 2014.	2006
			Christopher M. Ericksen, CFA® Portfolio Manager, Equity Analyst (2005-present). Mr. Ericksen became a member of JSP at its inception in May 2014 as a portfolio manager and equity analyst. Prior to joining JSP, he was portfolio manager and equity analyst of Delaware Investments’ Focus Growth Equity Team from April 2005 to April 2014.	2006
			Daniel J. Prislin, CFA® Portfolio Manager, Equity Analyst (2005-present). Mr. Prislin became a member of JSP at its inception in May 2014 as a portfolio manager and equity analyst. Prior to joining JSP, he was portfolio manager and equity analyst of Delaware Investments’ Focus Growth Equity Team from April 2005 to April 2014.	2006
56Consulting Group Capital Markets

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	Wells Capital Management, Inc. (“WellsCap”) 525 Market Street 10th Floor San Francisco, CA 94105	30%	Thomas J. Pence, CFA® Managing Director and Senior Portfolio Manager (2000-present). Mr. Pence joined WellsCap in 2000. Mr. Pence is managing director of the fundamental growth equity team.	2006
			Michael T. Smith, CFA® Portfolio Manager (2010-present). Previously, Mr. Smith served as Portfolio Manager and Senior Research Analyst (2006-2010) and as Senior Research Analyst (2000-2006). Mr. Smith is a member of the fundamental growth equity team.	2010
	Westfield Capital Management Company, L.P. (“Westfield”) One Financial Center 24th Floor Boston, MA 02111	30%	William A. Muggia President, Chief Executive Officer and Chief Investment Officer (1994-present). Mr. Muggia serves as Market Strategist and contributes investment ideas primarily within Healthcare and Energy.	2004
			Ethan J. Meyers, CFA® Managing Partner (1999-present). Mr. Meyers covers Industrials and Business Services.	2004
			John M. Montgomery Managing Partner and Portfolio Strategist (2006-present). Mr. Montgomery manages portfolio and investment process strategy at Westfield.	2006
			Hamlen Thompson Managing Partner (2003-present). Mr. Thompson covers Energy and Industrials.	2004
			Bruce N. Jacobs, CFA® Managing Partner (2003-present). Mr. Jacobs covers Healthcare and Consumer Staples.	2004
Large Capitalization Value Equity Investments	Artisan Partners Limited Partnership (“Artisan”) 875 East Wisconsin Avenue Suite 800 Milwaukee, WI 53202	10%	Scott C. Satterwhite, CFA® Managing Director and Co-Portfolio Manager (1997-present). Mr. Satterwhite co-manages the mid cap value, small cap value and value equity disciplines at Artisan.	2009
			James C. Kieffer, CFA® Managing Director and Co-Portfolio Manager (1997-present). Mr. Kieffer co-manages the mid cap value, small cap value and value equity disciplines at Artisan.	2009
			George O. Sertl, Jr., CFA® Managing Director and Co-Portfolio Manager (2000-present), Mr. Sertl co-manages the mid cap value, small cap value and value equity disciplines at Artisan.	2009
			Daniel L. Kane, CFA® Co-Portfolio Manager (2008-present), Mr. Kane co-manages the mid cap value, small cap value and value equity disciplines at Artisan.	2012
	Cambiar Investors, LLC (“Cambiar”) 2401 East Second Avenue Suite 500 Denver, CO 80206	30%	Brian M. Barish, CFA® Principal — Portfolio Manager, President and Director of Research (1997-present), Chairman of the Oversight Board (2002-present), Portfolio Manager, focusing on technology, aerospace and defense, and auto sectors.	2004
			Maria L. Mendelsberg, CFA® Principal — Senior Investment Analyst (1999-present). Senior Investment Analyst, focusing on healthcare and retailing sectors.	2004
			Anna (Ania) A. Aldrich, CFA® Principal — Senior Investment Analyst (1999-present). Senior Investment Analyst, focusing on the financial services and consumer staples sectors.	2004
			Timothy A. Beranek Principal — Senior Investment Analyst (1999-present). Senior Investment Analyst, focusing on energy, utilities, and basic material sectors.	2004
Consulting Group Capital Markets57

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Andrew P. Baumbusch Principal — Senior Investment Analyst (2004-present). Senior Investment Analyst, focusing on industrials, media and telecom.	2011
			Jeffrey H. Susman Senior Investment Analyst (2005-present), Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors.	2012
	HGK Asset Management, Inc. (“HGK”) 525 Washington Blvd. Jersey City, NJ 07310	30%	Michael A. Pendergast, CFA® Chief Executive Officer, Chief Investment Officer, Portfolio Manager (1983-present). Mr. Pendergast manages HGK’s large cap value and all cap value strategies. He joined HGK in 1983.	2010
	NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue Suite 700 Dallas, TX 75201	30%	Ben J. Fischer, CFA® Managing Director, Chief Investment Officer, Portfolio Manager (1989-present), founding partner. Mr. Fischer is product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. He is also a member of the firm’s US Executive Committee.	2006
			R. Burns McKinney, CFA® Managing Director, Portfolio Manager/Analyst (2006-present). Mr. McKinney is the product team lead for the NFJ Global Dividend Value investment strategy.	2009
			Thomas W. Oliver, CFA®, CPA Managing Director, Portfolio Manager/Analyst (2005-present). Mr. Oliver is the product team lead for the NFJ Large Cap Value and NFJ Mid Cap Value investment strategies and a product team co-lead for the NFJ All Cap Value investment strategy.	2009
			Paul A. Magnuson Managing Director, Portfolio Manager/Analyst (1992-present). Mr. Magnuson is the product team lead for NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies.	2005
			Morley D. Campbell, CFA® Managing Director, Portfolio Manager/Analyst (2007-present). Mr. Campbell is the product team lead for NFJ’s Emerging Markets Value investment strategy.	2012
			L. Baxter Hines, CFA® Director, Portfolio Manager/Analyst (2008-present). Mr. Hines is the product team lead for the NFJ International Value II and NFJ International Small Cap Value investment strategies.	2011
			Jeff N. Reed, CFA® Director, Portfolio Manager/Analyst (2007-present). Mr. Reed has portfolio management and research responsibilities for the NFJ Dividend Value, NFJ Mid Cap Value, NFJ Mid Cap Value 100, NFJ Large Cap Value and NFJ All Cap Value investment strategies.	2011
			John R. Mowrey, CFA® Vice President, Portfolio Manager/Analyst (2007-present). Mr. Mowrey has portfolio management and research responsibilities for the NFJ International Value, NFJ Small Cap Value, NFJ Mid Cap Value 100, NFJ Dividend Value, NFJ Global Dividend Value, NFJ International Value II, NFJ International Small Cap Value and NFJ Emerging Markets Value investment strategies.	2014
Small Capitalization Growth Investments	Wall Street Associates LLC (“Wall Street”) 1200 Prospect Street Suite 100 La Jolla, CA 92037	50%	Paul J. Ariano, CFA® Portfolio Manager, CIO Committee Member (2005-present), covers the energy, consumer discretionary and health care sectors of the Portfolio.	2005
			Paul K. LeCoq Principal, Portfolio Manager, CIO Committee Member (1999-present), covers the consumer discretionary and staples sectors of the Portfolio.	2005
58Consulting Group Capital Markets

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Luke Jacobson, CFA® Portfolio Manager, CIO Committee Member (2012-present), covers the producer durables, materials and financials sectors; Investment Analyst (2006-2011).	2012
			Alexis C. Waadt Senior Vice President, Portfolio Manager (2013-present), covers the technology sector of the Portfolio; Vice President and Investment Analyst (1996-2012).	2013
	Westfield Capital Management Company, L.P. (“Westfield”) One Financial Center 24th Floor Boston, MA 02111	50%	William A. Muggia President, Chief Executive Officer and Chief Investment Officer (1994-present). Mr. Muggia serves as Market Strategist and contributes investment ideas primarily within Healthcare and Energy.	2004
			Ethan J. Meyers, CFA® Managing Partner (1999-present). Mr. Meyers covers Industrials and Business Services.	2004
			John M. Montgomery Managing Partner and Portfolio Strategist (2006-present). Mr. Montgomery manages portfolio and investment process strategy at Westfield.	2006
			Hamlen Thompson Managing Partner (2003-present). Mr. Thompson covers Energy and Industrials.	2004
			Bruce N. Jacobs, CFA® Managing Partner (2003-present). Mr. Jacobs covers Healthcare and Consumer Staples.	2004
Small Capitalization Value Equity Investments	Delaware Investments Fund Advisers (“Delaware”) 2005 Market Street Philadelphia, PA 19103	35%	Christopher S. Beck Senior Vice President, Chief Investment Officer – Small Cap Value/Mid Cap Value Equity (2003-present). Mr. Beck leads Delaware’s Small/Mid Cap Value Equity team. He joined Delaware in 1997.	2005
			Steven G. Catricks, CFA® Vice President, Portfolio Manager, Equity Analyst – Small Cap Value/Mid Cap Value Equity (2001-present). Mr. Catricks is responsible for the analysis, purchase, and sale recommendations of technology and business service securities. Prior to joining Delaware’s Small/Mid Cap Value Equity team in 2010 as a senior equity analyst, he was a portfolio manager for the Strategic Small Cap Value team, focusing on the technology, healthcare and telecommunications services sectors.	2012
			Kent P. Madden, CFA® Vice President, Portfolio Manager, Equity Analyst – Small Cap Value/Mid Cap Value Equity (2004-present). Mr. Madden is responsible for the analysis, purchase, and sale recommendations of consumer services, consumer cyclical, consumer staples, healthcare and transportation stocks. He joined the team in December 2004 as an equity analyst and was promoted to senior equity analyst in October 2010.	2012
			Kelley A. McKee, CFA® Vice President, Portfolio Manager, Equity Analyst – Small Cap Value/Mid Cap Value Equity (2005-present). Ms. McKee is responsible for the analysis, purchase, and sale recommendations of basic industry, capital spending and utilities securities.	2012
Consulting Group Capital Markets59

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue Suite 700 Dallas, TX 75201	35%	Paul A. Magnuson Managing Director, Portfolio Manager/Analyst (1992-present), Mr. Magnuson is the product team lead for the NFJ Small Cap Value and NFJ Mid Cap Value 100 investment strategies.	1993
			Ben J. Fischer, CFA® Managing Director, Chief Investment Officer, Portfolio Manager/Analyst (1989-present), founding partner. Mr. Fischer is the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies and product team co-lead for the NFJ All Cap Value investment strategy. He is also a member of the firm’s US Executive Committee.	2006
			Morley D. Campbell, CFA® Managing Director, Portfolio Manager/Analyst (2007-present). Mr. Campbell is the product team lead for NFJ’s Emerging Markets Value investment strategy.	2009
			John R. Mowrey, CFA® Vice President, Portfolio Manager/Analyst (2007-present). Mr. Mowrey has portfolio management and research responsibilities for the NFJ International Value, NFJ Small Cap Value, NFJ Dividend Value, NFJ Global Dividend Value, NFJ International Value II, NFJ International Small Cap Value and NFJ Emerging Markets Value investment strategies.	2013
	Rutabaga Capital Management LLC (“Rutabaga”) 64 Broad Street Boston, MA 02109	30%	Peter Schliemann Managing Principal (2000-present), Portfolio Manager.	2000
			Brent Miley Principal (2000-present), Portfolio Manager.	2000
			N. Carter Newbold Principal (2000-present), Portfolio Manager.	2000
			Dennis Scannell Principal (2000-present), Portfolio Manager.	2000
			Robert Henderson Principal (2005-present), Portfolio Manager.	2005
International Equity Investments	Causeway Capital Management LLC (“Causeway”) 11111 Santa Monica Blvd. 15th Floor Los Angeles, CA 90025	20%	Sarah H. Ketterer Chief Executive Officer, Portfolio Manager (2001-present). Ms. Ketterer is the chief executive officer of Causeway, portfolio manager for the firm's fundamental and absolute return strategies, and is responsible for investment research across all sectors. She co-founded the firm in June 2001.	2014
			Harry W. Hartford President, Portfolio Manager (2001-present). Mr. Hartford is the president of Causeway, portfolio manager for the firm's fundamental and absolute return strategies, and director of research. He co-founded the firm in June 2001.	2014
			James A. Doyle Portfolio Manager (2001-present), Mr. Doyle is a director of Causeway and is responsible for investment research in the global healthcare, information technology, and telecommunication services sectors. He joined the firm in June 2001.	2014
			Jonathan P. Eng Portfolio Manager (2002-present). Mr. Eng is a director of Causeway and is responsible for investment research in the global consumer discretionary, industrials and materials sectors. He joined the firm in July 2001 as a research associate and has been a portfolio manager since February 2002.	2014
60Consulting Group Capital Markets

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Kevin Durkin Portfolio Manager (2006-present). Mr. Durkin is a director of Causeway and is responsible for investment research in the global consumer discretionary, consumer staples, energy, and utilities sectors. He joined the firm in June 2001 as a research associate and has been a portfolio manager since January 2006.	2014
			Conor S. Muldoon, CFA® Portfolio Manager (2010-present). Mr. Muldoon is a director of Causeway and is responsible for investment research in the global financials and materials sectors. He joined the firm in August 2003 as a research associate and has been a portfolio manager since September 2010.	2014
			Foster Corwith Portfolio Manager (2013-present). Mr. Corwith is a director and a portfolio manager of Causeway and is responsible for investment research in the global industrials and consumer sectors. He joined the firm in July 2006 as a research associate and has been a portfolio manager since April 2013.	2014
			Alessandro Valentini, CFA® Portfolio Manager (2013-present). Mr. Valentini is a portfolio manager of Causeway and is responsible for investment research in the global health care and financials sectors. He joined the firm in July 2006 and has been a portfolio manager since April 2013.	2014
	OppenheimerFunds, Inc. (“OFI”) 225 Liberty Street 11th Floor New York, NY 10281-1008	25%	George R. Evans, CFA® Senior Vice President, CIO Equities and Portfolio Manager (1996-present). Mr. Evans has been the Chief Investment Officer, Equities of OFI since January 2013, a Senior Vice President of OFI since July 2004, the Director of International Equities of OFI since July 2004, and is a portfolio manager of Oppenheimer International Growth Fund and related strategies. He was the Director of Equities of OFI from October 2010 through December 2012.	2014
			Robert B. Dunphy, CFA® Vice President and Portfolio Manager (2012-present). Mr. Dunphy has been a Vice President of OFI since January 2011 and Senior Portfolio Manager of OFI since May 2011. He was a Senior Research Analyst and Assistant Vice President of OFI from May 2009 to January 2011, and an Intermediate Research Analyst of OFI from January 2006 to May 2009. Mr. Dunphy is a co-portfolio manager of Oppenheimer International Growth Fund.	2014
	Philadelphia International Advisors LP (“PIA”) 1650 Arch Street Suite 2501 Philadelphia, PA 19103	30%	Andrew B. Williams, CFA® President, Portfolio Manager (2002-present). Mr. Williams is the Lead Portfolio Manager with primary decision-making responsibilities.	2002
			Robert C. Benthem de Grave Analyst (2002-present), covers the industrials sector.	2002
			Stephen C. Dolce, CFA® Analyst (2007-present), covers the energy and materials sectors.	2010
			Scott E. Decatur, PhD Chief Investment Officer (“CIO”), Portfolio Manager (2005-present). Mr. Decatur is CIO and Portfolio Manager for international small cap and emerging market strategies.	2008
			Wei Huang, PhD Analyst (2002-present), covers the information technology and telecommunication sectors.	2013
Consulting Group Capital Markets61

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	Schroder Investment Management North America Inc. (“Schroders”) 875 Third Avenue 22nd Floor New York NY 10022-6225	25%	Simon Webber, CFA® Lead Portfolio Manager – Global and International Equities (1999-present). Mr. Webber became Lead Portfolio Manager for Global and International Equities at the Schroders organization in October 2013 and has been a portfolio manager of the fund since 2011. He joined Schroders as a research analyst in 1999.	2011
			James Gautrey Portfolio Manager (2001-present). Mr. Gautrey became a portfolio manager for International Equities at Schroders in 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with Schroders.	2014
Emerging Markets Equity Investments	Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, NY 10112	33%	Rohit Chopra Managing Director and Portfolio Manager/Analyst (1999-present), member of Lazard’s Emerging Markets Equity portfolio management team focusing on consumer and telecommunications research and analysis.	2009
			James M. Donald Managing Directorand Portfolio Manager/Analyst (1996-present), member of Lazard’s Emerging Markets Equity portfolio management team and Head of the Emerging Markets Group.	2009
			Monika Shrestha Portfolio Manager/Analyst (2003-present). Ms. Shrestha is a Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on the financials sector. She began working in the investment field in 1997. Prior to joining Lazard in 2003, Ms. Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. She has an MBA from Harvard Business School, a BSE in Computer Science and Engineering and a BS in Economics (with a concentration in Finance) from the University of Pennsylvania.	2015
			John R. Reinsberg Deputy Chairman and Portfolio Manager/Analyst (1992-present), responsible for oversight of Lazard’s International and Global strategies and a member of Lazard’s Global Equity and International Equity portfolio management teams.	2009
		33%	Kevin O'Hare, CFA® Managing Director, Portfolio Manager/Analyst (2001-present). Mr. O'Hare is a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology and telecommunications sectors.	2013
			Peter Gillespie, CFA® Director, Portfolio Manager/Analyst (2007-present). Mr. Gillespie is a Director and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials and materials sectors.	2013
	Vontobel Asset Management, Inc. (“Vontobel”) 1540 Broadway 38th Floor New York, NY 10036	34%	Rajiv Jain Co-Chief Executive Officer, Chief Investment Officer and Portfolio Manager (2002-present). Mr. Jain is Co-Chief Executive Officer of Vontobel and Chief Investment Officer of Vontobel’s global equity products.	2013
Core Fixed Income Investments	BlackRock Financial Management, Inc. (“BlackRock”) Park Avenue Plaza 55 East 52nd St. New York, NY 10055	25%	David Antonelli Director and Portfolio Manager (2006-present). Mr. Antonelli is a portfolio manager in the Multi-sector and Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Institutional Multi-Sector Portfolio Team. Prior to that, he was a member of the Operations group (2002-2006).	2012
			Akiva Dickstein Managing Director and Portfolio Manager (2009-present). Mr. Dickstein is Head of Customized Core Portfolios within BlackRock’s Amercias Fixed Income Alpha Strategies. He is a portfolio manager on BlackRock’s mortgage portfolios.	2014
62Consulting Group Capital Markets

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
	Metropolitan West Asset Management, LLC (“MetWest”) 865 South Figueroa Street Los Angeles, CA 90017	25%	Tad Rivelle Chief Investment Officer and Generalist Portfolio Manager (1996-present).	2007
			Laird Landmann Generalist Portfolio Manager (1996-present).	2007
			Stephen Kane, CFA® Generalist Portfolio Manager (1996-present).	2007
			Bryan Whalen, CFA® Generalist Portfolio Manager (2004-present).	2007
Pacific Investment Management Company (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	25%	Scott A. Mather
Chief Investment Officer (“CIO”) and Managing Director
			(1998-present). Mr. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO's mortgage- and asset-backed securities team.	2014
Mark R. Kiesel
Chief Investment Officer (“CIO”) and Managing Director
			(1996-present). Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in 2010. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO's global head of investment grade corporate bonds and as a senior credit analyst. He has 22 years of investment experience and holds an MBA from the University of Chicago's Graduate School of Business. He received his undergraduate degree from the University of Michigan.	2014
Mihir P. Worah
Chief Investment Officer (“CIO”) and Managing Director
			(2001-present). Mr. Worah is CIO Real Return and Asset Allocation and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and head of the real return and multi-asset portfolio management teams. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 13 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.	2014
	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd Pasadena, CA 91101	25%	S. Kenneth Leech Chief Investment Officer (1990-present), team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.	2014
			Carl L. Eichstaedt Portfolio Manager (1994-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2004
			Mark S. Lindbloom Portfolio Manager (2006-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2008
Consulting Group Capital Markets63

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Michael C. Buchanan, CFA® Portfolio Manager (2005-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2005
			Chia-Liang Lian, CFA® Co-Head of Investment Management, Asia (ex-Japan)/Co-Head of Emerging Markets Debt (2011-present). Mr. Lian is Co-Head of Investment Management, Asia (ex-Japan)/Co-Head of Emerging Markets Debt. Prior to joining WAMCo., Mr. Lian was Head of Emerging Asia Portfolio Management at PIMCO (2005-2011).	2015
High Yield Investments	PENN Capital Management Co., Inc. (“PENN Capital”) Navy Yard Corporate Center 3 Crescent Drive Suite 400 Philadelphia, PA 19112	50%	Richard A. Hocker Founder and Chief Investment Officer (1987-present).	2006
			Eric J. Green, CFA® Senior Managing Partner, Director of Research and Senior Portfolio Manager (1997-present). Mr. Green is responsible for buy/sell decisions, portfolio construction and monitoring positions in the equity and high yield portfolios.	2006
	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd Pasadena, CA 91101	50%	S. Kenneth Leech Chief Investment Officer (1990-present), team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.	2014
			Michael C. Buchanan, CFA® Portfolio Manager (2005-present), co-team leader responsible for strategic oversight of investments and supervising sector specialist teams dedicated to various asset classes.	2005
			Walter E. Kilcullen Portfolio Manager (2002-present), co-team leader responsible for strategic oversight of investments and supervising sector specialist teams dedicated to various asset classes.	2015
International Fixed Income Investments	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660	90%	Sachin Gupta
Executive Vice President and Portfolio Manager
			(2003-present). Mr. Gupta is an executive vice president and global portfolio manager in the Newport Beach office, and head of the global desk. He is a member of the European Portfolio Committee and a rotating member of the Asia-Pacific Portfolio Committee. Previously, he was in PIMCO's London office managing European LDI portfolios. Before that, he was part of PIMCO’s global portfolio management team in the Singapore office. In these roles, he focused on investments in government bonds, sovereign credit derivatives and interest rate derivatives across global markets. Prior to joining PIMCO in 2003, he was in the fixed income and currency derivatives group at ABN AMRO Bank. He has 17 years of investment experience and holds an MBA from XLRI, India. He received an undergraduate degree from Indian Institute of Technology, Delhi.	2014
Kendall Miller, CFA®
Senior Vice President and Portfolio Manager
			(1996-present). Mr. Miller is a senior vice president and portfolio manager in the Newport Beach office, focusing on international portfolios. He was previously a quantitative/research analyst, developing risk management applications and models as well as mortgage-backed securities trading applications. Prior to joining PIMCO in 1996, he was with ABN AMRO as a structured finance analyst responsible for commercial mortgage- and asset-backed securities cash flow modeling. He has 22 years of investment experience and holds an MBA from the Marshall School of Business at the University of Southern California. He received an undergraduate degree from the University of California, Berkeley.	2014
64Consulting Group Capital Markets

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
10%	Michael A. Gomez
Managing Director, Portfolio Manager
			(2003-present). Mr. Gomez is a managing director in the Newport Beach office, a portfolio manager and head of the emerging markets portfolio management team. Mr. Gomez was named one of the rising stars of mutual funds by Institutional Investor News (2009). He is chairman of the oversight committee for the Markit GEMX emerging markets indices and also serves on other committees pertaining to emerging markets. He has 20 years of investment experience and holds an MBA from the Wharton School of the University of Pennsylvania, where he also received his undergraduate degree.	2012
Municipal Bond Investments	McDonnell Investment Management, LLC (“McDonnell”) 1515 W. 22nd Street 11th floor Oak Brook, IL 60523	100%	Stephen Wlodarski, CFA® Managing Director and Co-Head of Fixed Income Portfolio Management (2001-present), Municipal Portfolio Management.	2005
			James Grabovac, CFA® Managing Director and Senior Portfolio Manager (2002-present), Municipal Portfolio Management.	2005
			Dawn Mangerson Managing Director and Senior Portfolio Manager (2006-present), Lead Portfolio Manager for the Fund, Municipal Portfolio Management.	2006
Money Market Investments	The Dreyfus Corporation (“Dreyfus”) 200 Park Avenue 8th Floor New York, NY 10166	100%	Patricia A. Larkin Director and Chief Investment Officer (1980-present). Ms. Larkin is Director and Chief Investment Officer of Money Market Strategies. She is also a senior portfolio manager for numerous funds and oversees the firm’s Taxable and Tax-Exempt Money Market Portfolio Management and Trading Group.	2012
			Bernard W. Kiernan, Jr. Senior Portfolio Manager (1981-present). Mr. Kiernan is Senior Vice President and Senior Portfolio Manager of Money Market Fund Strategies.	2012
			James G. O’Connor Senior Portfolio Manager (1998-present). Mr. O’Connor is a Senior Portfolio Manager of Dreyfus Taxable Fixed Income Group.	2012
			Thomas Riordan Senior Vice President and Senior Portfolio Manager (1998-present). Mr. Riordan is Senior Vice President and Senior Portfolio Manager of Money Market Fund Strategies.	2012
			Edward J. Von Sauers Executive Vice President and Portfolio Manager (1987-present). Mr. Von Sauers has served as Executive Vice President and Portfolio Manager for BNY Mellon Cash Investment Strategies since 2008. He joined Dreyfus as a Managing Credit Strategist for Short Duration Portfolios. Prior to assuming his current responsibilities, he served as Chief Strategist for CIS.	2012
Management Fees. The Manager receives a management fee from each Fund for its services. In turn, the Manager pays each Sub-adviser a fee for its subadvisory services. The Manager may voluntarily waive a portion or all of the management fees otherwise payable to it by a Fund. The chart below shows the contractual management fees for each Fund and the actual management fees paid to the Manager for the fiscal year ended August 31, 2014, based on a percentage of average daily net assets.
Consulting Group Capital Markets65

Fund	Contractual Management Fee	Actual Management Fee Paid During Most Recent Fiscal Year
Large Capitalization Growth Investments	0.60%	0.60%
Large Capitalization Value Equity Investments	0.60%	0.60%
Small Capitalization Growth Investments	0.80%	0.79%
Small Capitalization Value Equity Investments	0.80%	0.79%
International Equity Investments	0.70%	0.66%
Emerging Markets Equity Investments	0.90%	0.79%
Core Fixed Income Investments	0.40%	0.40%
High Yield Investments	0.70%	0.54%
International Fixed Income Investments	0.50%	0.50%
Municipal Bond Investments	0.40%	0.40%
Money Market Investments	0.08%	0.08%
Potential Conflicts of Interest. The management fees paid by each Fund to the Manager and the subadvisory fees paid by the Manager to each Sub-adviser vary depending upon the Fund. For this reason, the Manager could retain a larger portion of its management fees by recommending certain Funds to clients in its asset allocation program or by recommending certain Sub-advisers to the Board. You should consider this potential conflict of interest when evaluating a Fund for investment and/or the Manager’s asset allocation recommendation. The Manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making such investment recommendations and to avoid any conflict of interest.
The SAI provides additional information about each Sub-adviser, including more information about their investment strategies and techniques, compensation paid to each Sub-adviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Fund’s shares.
Morgan Stanley affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the Funds. They may also own the securities of these issuers. However, in making investment decisions for the Funds, the Manager does not obtain or use inside information acquired by any division, department or affiliate of Morgan Stanley in the course of those relationships. To the extent the Funds acquire securities from an issuer that has a borrowing or other relationship with Morgan Stanley or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Morgan Stanley and/or its affiliates.
Additional information regarding various former or current affiliates of, or predecessors to, CGAS or Morgan Stanley is included in the Trust’s Annual Report and the Form ADV of CGAS.
66Consulting Group Capital Markets

Investment and account information
Account transactions
Purchase of shares. You may purchase shares of a Fund if you are a participant in an advisory program sponsored by Morgan Stanley. Purchases of shares of a Fund must be made through a brokerage account maintained with Morgan Stanley. You may establish a brokerage account with Morgan Stanley free of charge in order to purchase shares of a Fund.
➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in a Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
Shares of the Funds are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All orders to purchase accepted by Morgan Stanley before 4:00 p.m. Eastern time will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted. This means you have provided the following information:
➤ Name of the Fund
➤ Your account number
➤ Dollar amount or number of shares to be purchased
➤ Signatures of each owner exactly as the account is registered
Each Fund reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Morgan Stanley has received and accepted an advisory agreement signed by the investor participating in a Morgan Stanley-sponsored investment advisory program. Orders may only be accepted from investors who maintain a brokerage account with Morgan Stanley. Payment for shares must be received by Morgan Stanley within three business days after the order is placed in good order.
Customer Identification Program. Federal law requires the Trust to obtain, verify and record identifying information, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Trust. Applications without the required information may not be accepted. After accepting an application, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Trust; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Trust is unable to verify an investor’s identity. The Trust has appointed an anti-money laundering officer to administer this process. The Trust will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.
Redemption of shares. You may sell shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All redemption requests accepted by Morgan Stanley before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Morgan Stanley advisory service, you must redeem your shares in the Funds. The Funds are available only to investors in Morgan Stanley-sponsored investment advisory programs. If any account does not meet this or any other eligibility requirement, we reserve the right to liquidate such account.
Each Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder’s account at Morgan Stanley for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income and Morgan Stanley may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Fund by personal check will be credited with the proceeds of a redemption of those shares after the purchaser’s check has cleared, which may take up to 10 days.
Money Market Investments shall have the ability to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation in accordance with Rule 22e-3 of the 1940 Act if: (i) the Board, including a majority of Trustees who are not interested persons of the Funds, determines that the extent of deviation between Money Market Investments’ amortized cost price per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to investors or existing shareholders; and (ii) the Board, including a majority of Trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund.
Exchange of shares. An investor that participates in an advisory program sponsored by Morgan Stanley may exchange shares in a Fund for shares in any other Fund in the Trust at NAV without payment of an exchange fee. Be sure to read the Prospectus and consider the investment objectives and policies of any Fund into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.
Frequent purchases and sales of portfolio shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows
Consulting Group Capital Markets67

of cash into and out of a Fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.
Frequent purchases and redemptions of shares of a Fund may interfere with the efficient management of the Fund, increase portfolio transaction costs and have a negative effect on the Fund’s long-term shareholders. Because of the potential harm to the Funds and their long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, the Trust may limit additional exchanges or purchases of Fund shares by shareholders whom the Manager believes to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Trust reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market timing, the Manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes could be either abusive or for legitimate purposes, the Trust may permit the account holder to justify the activity.
The policies apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.
The Trust’s policies also require personnel, such as portfolio managers and investment staff, to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Trust has adopted policies and procedures to prevent the selective release of information about the portfolio holdings held by Funds of the Trust, as such information may be used for market-timing and similar abusive practices.
Money market portfolios are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. For this reason the policies with respect to frequent purchases and sales of shares do not apply to Money Market Investments.
Share certificates. Share certificates for the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.
Accounts with low balances. If a TRAK® CGCM account falls below $7,500 (or $2,000 with respect to employees of Morgan Stanley and members of their immediate families or any retirements accounts or plans for such persons) as a result of redemptions (and not because of performance or payment of the TRAK® CGCM service fees), Morgan Stanley may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Morgan Stanley may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.
If you invest in the Funds through the Consulting Group Advisor or Portfolio Management investment advisory programs and your account falls below $20,000 as a result of redemptions (and not because of performance or payment of the applicable investment advisory program service fees), Morgan Stanley may ask you to increase the size of your account to $20,000 within thirty days.  If you do not increase the account to $20,000, Morgan Stanley may redeem the shares in your account at net asset value and remit the proceeds to you.  The proceeds will be deposited in your brokerage account unless you instruct otherwise. Although there is no such specific policy applied to Select UMA with respect to account minimums, Morgan Stanley may ask you to increase the size of your account within a certain period of time if it falls below a certain level.
Valuation of shares
Each Fund offers its shares at NAV. Each Fund calculates its NAV once daily as of the close of regular trading on the NYSE (generally at 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Funds may accelerate calculation of NAV.
The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining each Fund’s NAV. The Board has delegated certain valuation functions to the Manager. A Fund generally values its securities based on readily available market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by approved third-party pricing agents.
A Fund’s currency conversions, if any, are done as of the close of the New York Stock Exchange (“NYSE”). For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third-party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the Manager may determine the price, using quotations received from one or more broker/dealers that make a market in the security or by using fair value procedures approved by the Board. Certain Funds invest in emerging market securities and in securities rated below investment grade, some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable; these Funds may use fair valuation procedures more frequently than funds that invest primarily in exchange-traded securities. A Fund also may use fair value procedures if the Manager determines that a significant event has occurred between when a market
68Consulting Group Capital Markets

price is determined and when the Fund’s NAV is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund calculates its NAV.
For International Equity Investments and Emerging Markets Equity Investments, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.
Valuing securities using fair value procedures involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time the Fund determines its net asset value.
Additionally, international markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Fund could change on days when shares of the Fund cannot be bought or redeemed.
More information about the valuation of the Funds’ holdings can be found in the SAI.
Dividends and distributions
Each Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Money Market Investments declares dividends, if any, daily from net investment income and pays dividends monthly. Shareholders in Money Market Investments receive dividends from the day following purchase through the date of redemption. Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments declare and pay dividends, if any, monthly from net investment income. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments declare and pay dividends, if any, annually from net investment income. All of the Funds declare and distribute realized net capital gains, if any, annually, typically in December. The equity oriented Funds expect distributions to be primarily from capital gains. The fixed income oriented Funds expect distributions to be primarily from income. All dividends and capital gains are reinvested in shares of the Fund that paid them unless the shareholder elects to receive them in cash.
Taxes
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for special tax treatment afforded to regulated investment companies. So long as a Fund meets the requirements for being a tax-qualified regulated investment company (“RIC”), the Fund will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. If a Fund fails to qualify as a RIC or fails to meet the distribution requirement, the Fund will be subject to federal income tax at regular corporate rates (without a deduction for distributions to shareholders). In addition, when distributed, income (including any distributions of net tax-exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits.
Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Dividends are generally taxable as ordinary income and for individual shareholders who satisfy certain holding period requirements, such dividends may be taxable at long-term capital gain rates to the extent such dividends are attributable to “qualified dividend income” received by a Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross income for regular federal income tax purposes. Some of Municipal Bond Investments’ income that is exempt from regular federal income taxation may be subject to the alternative minimum tax. Municipal Bond Investments may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be ordinary income when it is paid to you.
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the Funds.
Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Consulting Group Capital Markets69

Transactions	Federal tax status
Redemptions or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of long-term capital gain	Long-term capital gain
Dividends from net investment income	Ordinary income (for all Funds except Municipal Bond Investments), but potentially taxable at long-term capital gain rates for equity oriented Funds
Any of the above received by a qualified retirement account	Not currently taxable, provided purchase of shares not debt-financed
After the end of each year, the Funds will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Fund’s distributions, dividends and redemption proceeds. Since each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.
As noted above, investors, out of their own assets, will pay an advisory service fee in connection with their investment in the applicable Morgan Stanley-sponsored investment advisory program. This fee is separate and apart from the fees and expenses incurred by the Fund and which are indirectly borne by shareholders. For most investors who are individuals, this advisory service fee that is directly charged to them will be treated as a “miscellaneous itemized deduction.” Under current federal income tax law, an individual’s miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals which reduces such deductions by the lower of 3% of the amount by which their adjusted gross income exceeds a certain dollar threshold or 80% of the amount otherwise allowable as an itemized deduction.
The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund.
70Consulting Group Capital Markets

Financial Highlights
The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. The following tables have been derived from the Funds’ financial statements. The Funds’ financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a Fund assuming reinvestment of all dividends and distributions.
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Large Capitalization Growth Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$19.29	$16.39	$14.24	$11.80	$11.15
Income from Operations:
Net investment income(1)	0.07	0.11	0.06	0.07	0.03
Net realized and unrealized gain	4.47	2.85	2.17	2.40	0.68
Total Income from Operations	4.54	2.96	2.23	2.47	0.71
Less Distributions From:
Net investment income	(0.11)	(0.06)	(0.08)	(0.03)	(0.06)
Net realized gain	(1.53)	—	—	—	—
Total Distributions	(1.64)	(0.06)	(0.08)	(0.03)	(0.06)
Net Asset Value, End of Year	$22.19	$19.29	$16.39	$14.24	$11.80
Total Return(2)	24.35%	18.11%	15.71%	20.89%	6.30%
Net Assets, End of Year (millions)	$1,780	$1,571	$1,566	$1,738	$1,495
Ratios of Average Net Assets:
Gross expenses	0.67%	0.69%	0.69%	0.68%	0.70%
Net expenses	0.67	0.69	0.69	0.68	0.70 (3)
Net investment income	0.33	0.60	0.40	0.47	0.22
Portfolio Turnover Rate	56%	57%	66%	76%	92%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Large Capitalization Value Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$11.24	$ 9.44	$ 8.58	$ 7.54	$ 7.34
Income from Operations:
Net investment income(1)	0.20	0.21	0.19	0.17	0.19
Net realized and unrealized gain	2.29	1.80	0.87	1.07	0.23
Total Income from Operations	2.49	2.01	1.06	1.24	0.42
Less Distributions From:
Net investment income	(0.19)	(0.21)	(0.20)	(0.20)	(0.22)
Total Distributions	(0.19)	(0.21)	(0.20)	(0.20)	(0.22)
Net Asset Value, End of Year	$13.54	$11.24	$ 9.44	$ 8.58	$ 7.54
Total Return(2)	22.37%	21.71%	12.50%	16.46%	5.67%
Net Assets, End of Year (millions)	$1,468	$1,104	$1,087	$1,220	$1,102
Ratios of Average Net Assets:
Gross expenses	0.67%	0.70%	0.69%	0.68%	0.69%
Net expenses	0.67 (3)	0.70	0.69	0.68	0.69 (3)
Net investment income	1.64	2.07	2.15	1.95	2.43
Portfolio Turnover Rate	24%	48%	32%	38%	104%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
Consulting Group Capital Markets71

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Small Capitalization Growth Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$25.22	$19.81	$17.76	$14.62	$12.99
Income (Loss) from Operations:
Net investment loss(1)	(0.12)	(0.00) (2)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gain	4.36	5.41	2.12	3.21	1.72
Total Income from Operations	4.24	5.41	2.05	3.14	1.63
Less Distributions From:
Net realized gain	(0.93)	—	—	—	—
Total Distributions	(0.93)	—	—	—	—
Net Asset Value, End of Year	$28.53	$25.22	$19.81	$17.76	$14.62
Total Return(3)	16.91%	27.31%	11.54%	21.48%	12.55%
Net Assets, End of Year (millions)	$ 296	$ 311	$ 247	$ 278	$ 262
Ratios of Average Net Assets:
Gross expenses	0.92%	0.97%	0.98%	0.95%	0.99%
Net expenses(4)	0.92	0.97	0.97	0.93	0.98
Net investment loss	(0.42)	(0.02)	(0.40)	(0.37)	(0.56)
Portfolio Turnover Rate	80%	90%	68%	73%	84%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.

Small Capitalization Value Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$14.45	$12.97	$11.20	$ 9.57	$ 8.67
Income from Operations:
Net investment income(1)	0.22	0.18	0.11	0.10	0.08
Net realized and unrealized gain	2.58	2.59	1.77	1.68	0.90
Total Income from Operations	2.80	2.77	1.88	1.78	0.98
Less Distributions From:
Net investment income	(0.17)	(0.22)	(0.11)	(0.15)	(0.08)
Net realized gain	(1.52)	(1.07)	—	—	—
Total Distributions	(1.69)	(1.29)	(0.11)	(0.15)	(0.08)
Net Asset Value, End of Year	$15.56	$14.45	$12.97	$11.20	$ 9.57
Total Return(2)	20.17%	23.18%	16.93%	18.52%	11.35%
Net Assets, End of Year (millions)	$ 289	$ 219	$ 195	$ 223	$ 203
Ratios of Average Net Assets:
Gross expenses	0.92%	1.00%	0.99%	0.98%	0.98%
Net expenses(3)	0.91	0.99	0.98	0.95	0.97
Net investment income	1.47	1.29	0.91	0.85	0.86
Portfolio Turnover Rate	31%	32%	24%	36%	25%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
72Consulting Group Capital Markets

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
International Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$10.92	$ 9.58	$ 9.77	$ 9.02	$ 8.97
Income (Loss) from Operations:
Net investment income(1)	0.22	0.20	0.17	0.15	0.14
Net realized and unrealized gain (loss)	1.03	1.27	(0.18)	0.76	0.15
Total Income (Loss) from Operations	1.25	1.47	(0.01)	0.91	0.29
Less Distributions From:
Net investment income	(0.14)	(0.13)	(0.18)	(0.16)	(0.24)
Total Distributions	(0.14)	(0.13)	(0.18)	(0.16)	(0.24)
Net Asset Value, End of Year	$12.03	$10.92	$ 9.58	$ 9.77	$ 9.02
Total Return(2)	11.45%	15.47%	(0.06)%	9.97%	3.12%
Net Assets, End of Year (millions)	$1,149	$ 773	$ 444	$ 536	$ 795
Ratios of Average Net Assets:
Gross expenses	0.81%	0.84%	0.91%	0.84%	0.85%
Net expenses(3)	0.77	0.83	0.90	0.82	0.84
Net investment income	1.83	1.88	1.80	1.41	1.52
Portfolio Turnover Rate	95%	63%	75%	70%	73%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

Emerging Markets Equity Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$13.67	$14.46	$15.85	$14.79	$12.80
Income (Loss) from Operations:
Net investment income(1)	0.20	0.21	0.29	0.31	0.23
Net realized and unrealized gain (loss)	2.36	(0.69)	(1.33)	0.99	1.90
Total Income (Loss) from Operations	2.56	(0.48)	(1.04)	1.30	2.13
Less Distributions From:
Net investment income	(0.29)	(0.31)	(0.35)	(0.24)	(0.14)
Net realized gain	(1.40)	—	—	—	—
Total Distributions	(1.69)	(0.31)	(0.35)	(0.24)	(0.14)
Net Asset Value, End of Year	$14.54	$13.67	$14.46	$15.85	$14.79
Total Return(2)	19.97%	(3.54)%	(6.52)%	8.67%	16.69%
Net Assets, End of Year (millions)	$ 385	$ 414	$ 695	$ 841	$ 809
Ratio of Average Net Assets:
Gross expenses	1.09%	1.10%	1.06%	1.05%	1.08%
Net expenses(3)	0.99	0.99	0.93	0.91	0.94
Net investment income	1.49	1.39	1.98	1.87	1.57
Portfolio Turnover Rate	29%	89%	40%	42%	53%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
Consulting Group Capital Markets73

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Core Fixed Income Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$ 8.17	$ 8.87	$ 8.58	$ 8.81	$ 8.25
Income (Loss) from Operations:
Net investment income(1)	0.18	0.20	0.25	0.28	0.32
Net realized and unrealized gain (loss)	0.31	(0.30)	0.38	0.05	0.71
Total Income (Loss) from Operations	0.49	(0.10)	0.63	0.33	1.03
Less Distributions From:
Net investment income	(0.22)	(0.24)	(0.27)	(0.29)	(0.33)
Net realized gain	—	(0.36)	(0.07)	(0.27)	(0.14)
Total Distributions	(0.22)	(0.60)	(0.34)	(0.56)	(0.47)
Net Asset Value, End of Year	$ 8.44	$ 8.17	$ 8.87	$ 8.58	$ 8.81
Total Return(2)	6.10%	(1.31)%	7.58%	3.93%	12.93%
Net Assets, End of Year (millions)	$ 799	$ 937	$1,022	$1,067	$1,001
Ratios of Average Net Assets:
Gross expenses	0.53% (3)	0.54% (3)	0.52%	0.52%	0.53% (3)
Net expenses(4)	0.53 (3)	0.54 (3)	0.52	0.52	0.53 (3)
Net investment income	2.19	2.30	2.85	3.23	3.79
Portfolio Turnover Rate	446%	421%	429%	390%	257%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$ 4.27	$ 4.24	$ 4.15	$ 4.14	$ 3.77
Income from Operations:
Net investment income(1)	0.24	0.27	0.29	0.36	0.37
Net realized and unrealized gain	0.17	0.07	0.16	0.02	0.38
Total Income from Operations	0.41	0.34	0.45	0.38	0.75
Less Distributions From:
Net investment income	(0.27)	(0.31)	(0.36)	(0.37)	(0.38)
Total Distributions	(0.27)	(0.31)	(0.36)	(0.37)	(0.38)
Net Asset Value, End of Year	$ 4.41	$ 4.27	$ 4.24	$ 4.15	$ 4.14
Total Return(2)	9.75%	8.07%	11.57%	9.01%	20.41%
Net Assets, End of Year (millions)	$ 258	$ 111	$ 269	$ 198	$ 190
Ratios of Average Net Assets:
Gross expenses	0.92%	0.93%	0.97%	0.88%	0.95%
Net expenses(3)	0.76	0.78	0.81	0.72	0.79
Net investment income	5.53	6.25	7.58	8.26	9.06
Portfolio Turnover Rate	57%	86%	101%	62%	74%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
74Consulting Group Capital Markets

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
International Fixed Income Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$ 8.02	$ 8.56	$ 7.99	$ 8.41	$ 7.77
Income (Loss) from Operations:
Net investment income(1)	0.16	0.18	0.19	0.23	0.19
Net realized and unrealized gain (loss)	0.40	(0.23)	0.41	(0.15)	0.83
Total Income (Loss) from Operations	0.56	(0.05)	0.60	0.08	1.02
Less Distributions From:
Net investment income	(0.54)	(0.49)	(0.03)	(0.50)	(0.38)
Total Distributions	(0.54)	(0.49)	(0.03)	(0.50)	(0.38)
Net Asset Value, End of Year	$ 8.04	$ 8.02	$ 8.56	$ 7.99	$ 8.41
Total Return(2)	7.36%	(0.77)%	7.53%	1.21%	13.55%
Net Assets, End of Year (millions)	$ 267	$ 317	$ 431	$ 227	$ 220
Ratios of Average Net Assets:
Gross expenses	0.76% (3)	0.69% (3)	0.64%	0.72%	0.79%
Net expenses	0.76 (3)	0.69 (3)	0.63 (4)	0.72 (4)	0.79
Net investment income	2.00	2.12	2.25	2.86	2.44
Portfolio Turnover Rate	397%	198%	223%	150%	93%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.04% and less than 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$ 9.21	$ 9.88	$ 9.48	$ 9.63	$ 9.09
Income (Loss) from Operations:
Net investment income(1)	0.29	0.29	0.28	0.30	0.31
Net realized and unrealized gain (loss)	0.55	(0.67)	0.40	(0.15)	0.54
Total Income (Loss) from Operations	0.84	(0.38)	0.68	0.15	0.85
Less Distributions From:
Net investment income	(0.29)	(0.29)	(0.28)	(0.30)	(0.31)
Total Distributions	(0.29)	(0.29)	(0.28)	(0.30)	(0.31)
Net Asset Value, End of Year	$ 9.76	$ 9.21	$ 9.88	$ 9.48	$ 9.63
Total Return(2)	9.24%	(4.01)%	7.23%	1.71%	9.59%
Net Assets, End of Year (millions)	$ 78	$ 80	$ 89	$ 88	$ 92
Ratios of Average Net Assets:
Gross expenses	0.59%	0.61%	0.57%	0.58%	0.62%
Net expenses	0.59	0.61	0.57	0.58	0.62
Net investment income	3.03	2.92	2.83	3.27	3.39
Portfolio Turnover Rate	19%	9%	26%	20%	2%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable annual advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
Consulting Group Capital Markets75

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Money Market Investments
	2014	2013	2012	2011	2010
Net asset value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Operations:
Net investment income(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net realized and unrealized gain	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01
Total Income from Operations	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.01
Less Distributions From:
Net investment income	(0.00) (3)	(0.00) (3)	(0.00) (3)	(0.00) (3)	(0.00) (3)
Net realized gains	—	—	—	(0.00) (3)	(0.01)
Total Distributions	(0.00) (3)	(0.00) (3)	(0.00) (3)	(0.00) (3)	(0.01)
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return(5)	0.00%	0.00%	0.02%	0.01%	0.85%
Net Assets, End of Year (millions)	$ 335	$ 467	$ 238	$ 119	$ 125
Ratios of Average Net Assets:
Gross expenses	0.23%	0.21%	0.23%	0.29%	0.34%
Net expenses(6)	0.13	0.16	0.22	0.21	0.27
Net investment income	0.00 (4)	0.00 (4)	0.03	0.00 (4)	0.01
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Amounts represent less than $(0.01) per share.
(4)	Amounts represent less than 0.01% per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 3.00%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(6)	Reflects fee waivers and/or expense reimbursements.
76Consulting Group Capital Markets

For More Information
You may visit the Trust’s website at www.morganstanley.com/cgcm for a free copy of this Prospectus, or an annual or semi-annual report, or to request other information.
Annual and Semi-annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.
The Trust sends only one report to a household if more than one account has the same address. Contact your Morgan Stanley financial advisor or the transfer agent if you do not want this policy to apply to you.
Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated into this Prospectus by reference.
Morgan Stanley Financial Advisor
Your Morgan Stanley financial advisor (“Financial Advisor”) is available to answer questions about the Funds or the investor’s overall asset allocation program.
Investors can obtain free copies of the annual and semi-annual reports, request the SAI, or request other information and discuss their questions about the Funds by contacting their Financial Advisor. Investors may also obtain free copies of these documents or request other information by calling:
1-888-454-3965 (ask for “Consulting Group”) or by writing to the Funds at:
Consulting Group Capital Markets Funds
2000 Westchester Avenue
Purchase, NY 10577
or at the Funds’ website at www.morganstanley.com/cgcm
Information about the Funds (including the SAI) can be reviewed and copied at the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Additionally, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8900. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.
Investment Company Act File No. 811-06318
®2015 Morgan Stanley Smith Barney LLC (“Morgan Stanley”).
CGAS is an affiliate of Morgan Stanley.
TK2088             1/15

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2015

CONSULTING GROUP CAPITAL MARKETS FUNDS

2000 Westchester Avenue

Purchase, NY 10577

1-888-454-3965 (ask for “Consulting Group”)

Large Capitalization Growth Investments (TLGUX)	Core Fixed Income Investments (TIIUX)
Large Capitalization Value Equity Investments (TLVUX)	High Yield Investments (THYUX)
Small Capitalization Growth Investments (TSGUX)	International Fixed Income Investments (TIFUX)
Small Capitalization Value Equity Investments (TSVUX)	Municipal Bond Investments (TMUUX)
International Equity Investments (TIEUX)	Money Market Investments (TGMXX)
Emerging Markets Equity Investments (TEMUX)

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (“Prospectus”) of Consulting Group Capital Markets Funds (“Trust” or “CGCM”), dated January 1, 2015, and should be read in conjunction with the Prospectus. The Prospectus may be obtained by contacting any Financial Advisor of Morgan Stanley Smith Barney LLC (“Morgan Stanley”), by writing or calling the Trust at the address or telephone number listed above, or on the Internet at: www.morganstanley.com/cgcm. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

THE TRUST

Consulting Group Capital Markets Funds (“Trust” or “CGCM”) was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (“Trust Agreement”). The Trust is a series company that currently consists of eleven funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each Fund, except International Fixed Income Investments, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). International Fixed Income Investments is a non-diversified fund, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of their respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.

Amortized Cost

For Money Market Investments only, in the unlikely event that the Fund’s Board of Trustees were to determine pursuant to Rule 2a-7 under the 1940 Act, that the extent of the deviation between the Fund’s amortized cost price per share and its market-based net asset value (“NAV”) price per share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results, which may include, but may not be limited to, considering suspending redemption of Shares and liquidating the Fund in accordance with Rule 22e-3 under the 1940 Act.

Asset-Backed Securities (“ABS”)

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Although certain Funds may each invest up to 5% of their assets in ABS, such Funds will invest only in ABS that have received AAA rating from both Moody’s and S&P. ABS may enhance a Fund’s performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Core Fixed Income Investments, High Yield Investments and International Fixed Income Investment Funds may invest in excess of these limitations.

Collateralized Debt Obligations. Core Fixed Income Investments, High Yield Investments, and International Fixed Income Investments may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities however; an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Borrowing

Each Fund may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the NAV of a Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of a Fund’s shares will decrease faster than otherwise would be the case. Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Fund’s total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Commercial Paper

Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Currency Transactions

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Cyber Security

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund, CGAS or any of the Sub-advisers, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Equity Securities

The equity oriented Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations. High Yield Investments may invest up to 20% of its assets in equity securities.

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.

The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Initial Public Offerings (“IPOs”). Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may invest in equity securities purchased in IPOs. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.

Non-Publicly Traded Securities. Each Fund may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities. Core Fixed Income Investments and International Fixed Income Investments each may invest up to 10% of their total assets in preferred stocks, convertible securities and other equity-related securities.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Fixed Income Securities

The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

The fixed income oriented Funds, not including Money Market Investments, may invest in U.S. government securities, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other asset-backed securities (“ABS”), inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

Brady Bonds. High Yield Investments, Core Fixed Income Investments and International Fixed Income Investments may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” S&P describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”

Custodial Receipts. Each Fund, other than Money Market Investments, may acquire custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO”) Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the Standard & Poor’s Ratings Group (“S&P”), “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”), the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-adviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.

Delayed Funding Loans and Revolving Credit Facilities. Core Fixed Income Investments and International Fixed Income Investments may enter into, or acquire Participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the Borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the Borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the applicable Sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Event-linked Bonds. Core Fixed Income Investments and International Fixed Income Investments may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in that bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument and there may not be a liquid market in which to trade these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-

linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

High Yield Securities. High Yield Investments will, and Core Fixed Income Investments and International Fixed Income Investments may, invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-adviser will consider the event in determining whether the Fund should continue to hold the security.

Loan Participations. Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the applicable Sub-adviser to be creditworthy.

There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Trust Preferred Securities. The fixed income oriented Funds may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Variable and Floating Rate Securities. Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Funds, the Funds may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.

The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.

Foreign Issuers

ADRs, EDRs and GDRs. The Funds (except Money Market Investments) may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Eurodollar Instruments and Yankee Bonds. Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-adviser to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Each of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments and Small Capitalization Growth Investments may invest up to 10% of its assets in the securities of foreign issuers that are not traded on a U.S. exchange or the U.S. over-the-counter market. Small Capitalization Value Equity Investments may invest up to 10% of its assets in foreign securities, including emerging market securities. Core Fixed Income Investments may invest up to 30% of its assets in non-U.S. dollar denominated securities and may invest up to 15% of its assets in emerging market securities. High Yield Investments may invest up to 20% of its assets in securities of issuers located in developed and emerging markets countries. International Fixed Income Investments may invest up to 15% of its total assets in fixed income securities of issuers located in emerging markets countries.

Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Supranational Entities. Core Fixed Income Investments and International Fixed Income Investments subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (“IRC”), may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.

Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

Derivatives

Overview

Funds may enter into a variety of derivatives as means to hedge their exposure to a number of risks associated with their investment strategies or otherwise implement their investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.

Most OTC derivatives entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an OTC derivative will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under an OTC derivative will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a counterparty will be covered by the segregation of assets determined to be liquid by the Sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under OTC derivatives so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into an OTC derivative with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. For purposes of applying a Fund’s investment policies and restrictions, OTC derivatives are generally valued by a Fund at market value.

Whether a Fund’s use of derivatives will be successful in furthering its investment objective will depend on the Sub-adviser(s) ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because derivatives are often bilateral contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, in the context of a bilateral OTC derivative, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Therefore, a Fund will enter into bilateral OTC derivatives only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on a Fund by the IRC may also limit the Fund’s ability to use swaps.

Regulation of OTC Derivatives

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act and other non-U.S. regulatory schemes which are currently being implemented impose significant new regulations on the OTC derivatives markets and, among other things, will require that a substantial portion of standardized OTC derivatives must be submitted for clearing to regulated clearinghouses and executed on regulated trading facilities. Such OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. In addition, the regulators have broad discretion to impose margin requirements on certain OTC derivatives that are not centrally cleared, and regulations imposing such requirements have been proposed. The requirements for clearing and margin are likely to cause an increase in the costs of transacting in OTC derivatives.

On November 16, 2012, the Department of the Treasury (“Treasury”) issued a determination (“Determination”) that both foreign exchange swaps and foreign exchange forwards should not be regulated under the CEA and therefore should be exempted from the definition of “swap” under the CEA. Accordingly, foreign exchange swaps and foreign exchange forwards are exempt from the trade execution, mandatory clearing and margin requirements under the Dodd-Frank Act. However, many commonly used foreign exchange derivatives, including foreign currency options, foreign exchange swaps and non-deliverable forward foreign exchange contracts (“NDFs”) are not exempt from the definition of “swap” and therefore are subject to these regulations. While there is currently no requirement that NDFs be centrally cleared, it is expected that such clearing will be mandated by the CFTC in the future. In addition, under the proposed margin rules for uncleared swaps issued by the CFTC and five prudential regulators and the international framework for margin requirements on uncleared swaps finalized by the Basel Committee of Banking Supervision and the International Organization of Securities Commission in September 2013, it is expected that margin requirements may be mandated for NDFs, which could increase the cost of using NDFs which could in turn increase the cost of hedging foreign exchange risks.

Although certain limited exemptions from the clearing and margin requirements may be available to Funds, the OTC derivative dealers with which the Fund may execute the majority of its OTC derivatives may not be able to rely on such exemptions with respect to their hedging activities, and the increased costs that may be borne by the dealers may be passed through to their counterparties, such as the Funds, in the form of higher fees and less favourable dealer marks. As a result of these factors, it may become more difficult and costly for investment funds, including the Fund, to enter into highly tailored or customised transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Absent an exemption, certain OTC derivatives market participants subject to U.S. regulations may be required to register in specified capacities with the Commodity Futures Trading Commission or the Securities Exchange Commission (e.g., as a swap dealer, securities-based swap dealer, major swap participant, major securities-based swap participant, futures commission merchant, commodity pool operator, commodity trading advisor, etc.). It is possible that, in the future, the Fund and/or the Manager may be required to register with a regulator in one or more of these capacities and will become subject to applicable regulatory requirements. Such dealers and major participants with whom the Fund may trade will be subject to minimum capital and margin requirements, and these requirements may apply irrespective of whether the OTC derivatives in question are exchange-traded or cleared. Swap dealers are subject to certain external and internal business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory requirements. These requirements may increase the overall costs for OTC derivative dealers, which may be passed along, at least partially, to market participants such as the Funds in the form of higher fees or less advantageous dealer marks.

Although the Dodd-Frank Act will require many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearing house, certain of the derivatives that may be traded by the Fund may remain principal-to-principal or OTC contracts between the Fund and third parties entered into privately. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these unregulated markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterisation of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

The full impact of the Dodd-Frank Act and global regulation of OTC Derivatives on the Fund remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Interest Rate Derivatives

Core Fixed Income Investments, with respect to 20% of its total assets, and International Fixed Income Investments, with respect to 20% of its total assets, may enter into swaps. A “fixed-for-floating” interest rate swap generally allows two counterparties to exchange their fixed and variable rate liabilities. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. A total return swap allows for the exchange of the rate of return on an index, such as the

Barclays Capital U.S. Aggregate Bond™ Index, for a variable interest rate. A swaption gives the purchaser the right to enter into a specified amount of a swap contract on or before a specified future date. The Funds may use these instruments so long as the underlying instrument is a security or index of an asset type permitted in the guidelines. To the extent a Fund invests in foreign currency-denominated securities, it may also invest in foreign exchange rate contracts, which are described in further detail below.

Depending on the terms of the particular option agreement, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments will each generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps

Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, the Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. As discussed above, swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Foreign Exchange Contracts

The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, Funds may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.

Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. The Funds, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Funds in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.

At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result should from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.

The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Fund’s Sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

To assure that a Fund’s forward foreign exchange contracts are not used to achieve investment leverage, the Fund will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these contracts.

A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be “nondeliverable.” Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.

Futures and Options on Futures

Each Fund, except Money Market Investments, may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-adviser that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Fund’s assets.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.

After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Options on Securities and Securities Indices

Each Fund, except Money Market Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Purchasing Call and Put Options. The Funds, except Money Market Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.

Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCCorp”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (“SEC”) changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations or positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Fund, except Money Market Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

The Trust, on behalf of the Funds to which this SAl relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds or Consulting Group Advisory Services LLC, the Funds’ investment adviser (“CGAS” or the “Manager”) is subject to registration or regulation as a CPO. Although CGAS has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAl the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or CGAS will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or CGAS operates subject to CFTC regulation, it may incur additional expenses.

Illiquid Securities

Each Fund, except Money Market Investments, will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Money Market Investments will not invest more than 5% of its net assets in illiquid and other securities that are not readily marketable. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the security. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes.

Inflation-indexed Bonds

Core Fixed Income Investments and International Fixed Income Investments may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a rate greater than inflation, real interest rates may rise, possibly leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to factors other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the U.S. inflation rate.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Investment Companies

The Funds may invest in the securities of other investment companies to the extent such investments are consistent with the Funds’ investment objectives and policies and permissible under the 1940 Act. Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a Fund may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds, which investments will not be subject to the limitations described above. A Fund will not invest in other investment companies for which the Sub-advisers or any of their affiliates act as an investment adviser or distributor.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, International Fixed Income Investments each may invest up to 10% of its assets in securities of other investment companies. A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Investment companies may include index-based investments, such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. The Trust has entered into participation agreements with several ETF sponsor firms that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those firms’ ETFs beyond the Section 12(d)(1) limits described above as permitted by such ETFs’ SEC exemptive relief.

Lending Portfolio Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds, including Money Market Investments, or high quality instruments with short maturities or funds that invest only in such instruments

A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in Money Market Investments. The cash collateral invested in Money Market Investments may be subject to the risk of loss in the underlying investments of Money Market Investments.

Money Market Instruments

Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Money Market Fund Regulation

The SEC recently adopted changes to the regulations governing money market mutual funds, such as the Fund. As a result of these changes, money market mutual funds will be required to trade at a floating NAV instead of a stable $1.00 net asset per share, unless they either limit their portfolios to investments in cash, government securities and fully collateralized repurchase agreements or limit their shareholders to natural persons. Certain money market mutual funds will also be required to consider taking certain protective actions if their weekly liquid assets fall below a certain percentage of their total assets. Such protective actions may include imposing liquidity fees on redeeming shareholders or temporarily imposing a gate on redemptions entirely. The new regulations will also require the Fund to undertake additional stress testing of its portfolio and enhance certain disclosures on its website, offering documents and marketing materials. Most of these changes do not go into effect until October 2016. Nonetheless, as the compliance date for these new regulations approaches, the Fund may incur certain compliance and operating costs. The Fund does not currently have plans to make any changes to its investment portfolio and/or the eligibility requirements for Fund shareholders during the current fiscal year, although it reserves the right to do so. To the extent the Fund makes any changes to comply with the new regulation that are expected to impact Fund shareholders, it will provide Fund shareholders with advance notice.

Mortgage-Backed Securities

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. The conditions attached to the financial contribution made by the Treasury to Fannie Mae and Freddie Mac and the issuance of this senior preferred stock place significant restrictions on the activities of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Fannie Mae’s and Freddie Mac’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Fannie Mae and Freddie Mac provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013—Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Trust, consistent with the Funds’ investment objectives and policies, will consider making investments in those new types of securities on behalf of the Funds.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular industry or group of industries.

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in government stripped mortgage-related securities (“SMBs”), collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

One type of SMB has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each of Core Fixed Income Investments and International Fixed Income Investments may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Funds may also invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Fund will purchase only mortgage-related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of an investment company under the 1940 Act.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Mortgage Dollar Roll Transactions

In order to enhance current income, Core Fixed Income Investments and International Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. At the time a Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Fund.

Municipal Obligations

Municipal Bond Investments invests in municipal obligations, and Core Fixed Income Investments and International Fixed Income Investments may also invest in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States (“U.S.”) and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities, which may limit a Fund’s ability to buy and sell these obligations at times and prices the Manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder a Fund’s ability to recover interest or principal in the event of a default by the issuer.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation, and the rating of the issue.

For purposes of applying a Fund’s diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The “issuer” of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

•	the governmental agency, authority, instrumentality or other political subdivision that issued the security;

•	the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

•	the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer’s pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer’s taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer’s general taxing power. Revenue bonds may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a “current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986, to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Fund’s dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Municipal Bond Investments will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities, ports and airports, or colleges and universities. The Fund also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Fund may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads, public housing authorities, general obligations of states and localities; state and local housing finance authorities, municipal utilities systems, tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities and pollution control bonds.

Investment in Puerto Rico. To the extent a Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Funds. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect each Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism.

Pay-in-Kind Securities

The fixed income oriented Funds (except Money Market Investments) may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.

Real Estate Investment Trusts (“REITs”)

Each Fund, except Money Market Investments, may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the IRC. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its Fund mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Fund, exceeds 15% of the Fund’s total net assets (5% for Money Market Investments). In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements

Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

Short Sales

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. Core Fixed Income Investments, with respect to the assets allocated to PIMCO, and International Fixed Income Investments may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund borrows the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Thus the Fund’s losses on short sales are potentially unlimited.

Whenever a Fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit the equity Funds’ (Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments) short sales to shares issued by ETFs. Utilizing this strategy will allow a Sub-adviser to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Fund’s holdings of individual stocks in that sector.

Short Sales “Against the Box.” Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments,

International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments and International Fixed Income Investments may seek to hedge investments or realize additional gains through short sales. In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.

Structured Notes

Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments may invest in structured notes. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on a Fund by the IRC may limit the Fund’s ability to use structured notes.

Temporary Investments

For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Manager, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.

For the same purposes, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the Sub-adviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the U.S.; and (iv) are of comparable quality to obligations issued by U.S. banks in which the Fund may invest in the opinion of the Fund’s Sub-adviser.

U.S. Government Securities

U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities. Each Fund, except Money Market Investments, may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

For the avoidance of doubt, the Core Fixed Income Investments, High Yield Investments and International Fixed Income Investment Funds may investment in Exchange Rate-Related Securities in excess of these limitations.

When-Issued and Delayed Delivery Securities

Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust as fundamental policies of the Funds. Each Fund’s investment objective, stated in the Prospectus, also is fundamental. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Investment Restrictions — Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments.

1.	Except for International Fixed Income Investments, each Fund will not deviate from the definition of a “diversified company” as defined in the 1940 Act and rules thereunder.

2.	A Fund, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.	A Fund will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.	A Fund will not borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1⁄3% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

5.	A Fund will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

6.	A Fund will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Fund from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

7.	A Fund will not engage in the business of underwriting securities issued by other persons, except to the extent that a Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

8.	A Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Municipal Bond Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).

The following are non-fundamental investment restrictions and may be changed by a vote of a majority of Board at any time upon at least 60 days’ prior notice to shareholders.

Non-Fundamental Investment Restrictions — Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments.

1.	A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

2.	A Fund (except Core Fixed Income Investments and International Fixed Income Investments) will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may engage in short sales on shares issued by ETFs.

3.	A Fund will not make investments for the purpose of exercising control or management.

4.	A Fund will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (5% for Money Market Investments) would be invested in securities that are illiquid.

6.	Large Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Growth Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

7.	Large Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of large capitalization companies or in other investments with similar economic characteristics. The Fund defines large capitalization companies as companies with market capitalizations similar to companies in the Russell 1000® Value Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered securities of large capitalization companies for purposes of the Fund’s 80% investment policy. The size of companies in the index changes with market conditions and the composition of the index.

8.	Small Capitalization Growth Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

9.

Small Capitalization Value Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. The Fund defines small capitalization companies as companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s 80% investment policy. The size of the companies in the index changes with market conditions and the composition of the index.

10.	International Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of companies located outside the U.S.

11.	Emerging Markets Equity Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers located in emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank.

12.	Core Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities.

13.	High Yield Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of corporate issuers located in the U.S. rated below investment grade by two or more nationally recognized statistical rating organizations, or, if unrated, of equivalent quality as determined by the Sub-advisers.

14.	International Fixed Income Investments will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in non-U.S. dollar-denominated fixed income securities.

15.	Money Markets Investments invests exclusively in high-quality, short-term U.S. dollar denominated money market investments issued by U.S. and foreign issuers; provided that all such investments meet the requirements of Rule 2a-7 under the 1940 Act, at the time of acquisition.

The percentage limitations contained in the restrictions listed above (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Department of Labor (“DOL”) Exemption. Sales of Fund shares under certain investment advisory programs sponsored or advised by Morgan Stanley or its affiliates (“Investment Advisory Programs”) to clients that are employee benefit plans, IRAs or Keogh Plans (collectively, “Plans”) are subject to regulation by the Department of Labor (“DOL”) and the provisions of the Employee Retirement Income Security Act of 1974, as amended and/or the prohibited transaction provisions of Section 4975 of the IRC, as amended. Citigroup Global Markets Inc., the Funds’ former distributor (“CGMI”), through its predecessors, received a prohibited transaction exemption from the DOL covering certain transactions in shares of the Funds in connection with a Plan’s participation in the TRAK Personalized Investment Advisory Services Program (now TRAK® CGCM), and Consulting Group’s services under the Program, and Morgan Stanley will comply with applicable requirements and conditions of other applicable exemptions with respect to the other investment advisory programs under which Fund shares are sold.

TRUSTEES AND OFFICERS OF THE TRUST

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB Holdings”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (52 funds, 2007-present); Trustee, UBS Funds (35 funds, 2009-present); Director, Fort Dearborn Income Securities (2013-present); and formerly, Trustee, Nicholas Applegate Funds (12 funds) (2005-2010)

Adela Cepeda c/o Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (9 funds, 2005-present); Trustee, UBS Funds (35 funds, 2004-present); Director, Fort Dearborn Income Securities (2000-present); formerly, Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Co-Treasurer, Congressional Medal of Honor Foundation (2009-present); Chairman, Congressional Medal of Honor Foundation (2005-2009); and Chairman, Augusta Warrior Project (2013-present)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
Mark J. Reed North American Management 231 S. Bemiston, Suite 800 Clayton, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal & Portfolio Manager, North American Management Corp. (2013-present); and Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-2013)	11	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); and formerly, Director, ICMA Retirement Corp. (2005-2012)

INTERESTED TRUSTEE

James J. Tracy** Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Trustee Chief Executive Officer and President	Since 2013 Since 2013, previously, 2007-2010	Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-present); Director, Morgan Stanley (2012-present); Managing Director, Director of National Sales and Business Development, Morgan Stanley (2011-2012); Managing Director and Chief Operating Officer of Distribution and Development for Global Wealth Management, Morgan Stanley (2010-2011); Managing Director, Director of Consulting Group (2009-2010); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008-2009)	11	None

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS
Francis Smith Morgan Stanley 522 Fifth Avenue, 4thFloor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Executive Director, Morgan Stanley (2001-present); Treasurer (2003-present) and Principal Financial Officer (2002-present) of various Morgan Stanley Funds

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Paul F. Gallagher Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Executive Director, Counsel, Morgan Stanley (2011-present); and Executive Director and Associate General Counsel, Morgan Stanley (2009-2011)

Philip Stack Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1964	Chief Compliance Officer	Since 2013	Vice President, Morgan Stanley (2013-present); Vice President Corporate Audit Group – Compliance, Morgan Stanley (2012-2013); Vice President, Director of Investment Compliance and Risk Management, Gannett Welsh & Kotler (2008-2012)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1955	Chief Operating Officer	Since 2011	Executive Director, Morgan Stanley (2009-present); Director, Consulting Group Product Governance, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011)

Charles P. Graves, III Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1962	Chief Administrative Officer	Since 2011	Executive Director, Head of Global Investment Solutions, Morgan Stanley (2013-present); Director of Third Party Programs, Consulting Group and Morgan Stanley (2011-2013); and Director, Senior Portfolio Manager, Private Portfolio Group, Morgan Stanley (2008-2011)

Vincenzo Alomia, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1967	Investment Officer	Since 2009	Executive Director, Senior Portfolio Manager, Portfolio Advisory Services (“PAS”), Morgan Stanley (2012-present); Vice President, Senior Portfolio Manager, PAS, Morgan Stanley (2009-2013)

Jason B. Moore Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, Morgan Stanley (2009-2010)

Franco Piarulli, CIMA® Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1970	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2013-present); Executive Director, Senior Portfolio Manager & Director of Portfolio Construction, PAS, Morgan Stanley (2009-present)

Jay T. Shearon Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2007	Executive Director, Morgan Stanley (2012-present); Vice President, Morgan Stanley (2009-2012)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel W. Stickney Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1971	Investment Officer	Since 2013	Executive Director, Director of Third Party-Managed Programs, Consulting Group, Morgan Stanley (2013-present); Director of Business Development, Consulting Group, Morgan Stanley (2012-2013); Chief Operating Officer, Consulting Group, Morgan Stanley (2010-2012); Director of Business Planning & Strategy, Investment Products & Services, Morgan Stanley (2009-2010)

Roger Paradiso Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1966	Investment Officer	Since 2014	Managing Director, Morgan Stanley (2008-present); Managing Director, Investment Solutions and Portfolio Development, Consulting Group (2008-present)

Kevin Flanagan Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1961	Investment Officer	Since 2014	Managing Director, Morgan Stanley (2011 – present); Senior Investment Officer for PAS, Morgan Stanley (2014-present); Chief Fixed Income Strategist, Morgan Stanley (2001-2014)

Bahadir Sarana Morgan Stanley 485 Lexington Avenue New York, NY 10172 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since 2014	Executive Director and Head of AML for Morgan Stanley Wealth Management, Morgan Stanley (2014-present); Executive Director and Deputy AML Compliance Officer, Morgan Stanley (2013-2014); Executive Director and Director of AML Investigations for Morgan Stanley Wealth Management, Morgan Stanley (2009-2013)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); Vice President, Morgan Stanley (2005-2013)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (2013-present); Vice President, First Trust Portfolios (2009-2013)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until they resign, retire or are removed.

**	Mr. Tracy is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Murphy, an Independent Trustee, to serve as Chairman of the Board. There are three primary committees of the Board: the Audit Committee, the Corporate Governance and Nominating Committee, and the Investment Committee. Each of the Committees is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board’s Investment Committee receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The

Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Tracy has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee, a Corporate Governance and Nominating Committee, and an Investment Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed. The Investment Committee consists of Messrs. Matthews and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met three times during the Trust’s most recent fiscal year.

The Investment Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Trust and the Funds with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The Investment Committee met four times during the Trust’s most recent fiscal year.

Securities Beneficially Owned by Each Trustee

As of December 31, 2013, the Trustees of the Trust beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Adela Cepeda	Large Capitalization Growth Investments	$10,001 - $50,000	Over $100,000
	Large Capitalization Value Equity Investments	$10,001 - $50,000
	Small Capitalization Growth Investments	$1 - $10,000
	Small Capitalization Value Equity Investments	$1 - $10,000
	International Equity Investments	$10,001 - $50,000

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
	Emerging Markets Equity Investments	$1 - $10,000
	Core Fixed Income Investments	$10,001 - $50,000
	High Yield Investments	$1 - $10,000
	International Fixed Income Investments	$1 - $10,000
	Municipal Bond Investments	$1 - $10,000
	Money Market Investments	None
W. Thomas Matthews	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Equity Investments	Over $100,000
	Small Capitalization Growth Investments	$10,001 - $50,000
	Small Capitalization Value Equity Investments	$10,001 - $50,000
	International Equity Investments	Over $100,000
	Emerging Markets Equity Investments	$10,001 - $50,000
	Core Fixed Income Investments	Over $100,000
	High Yield Investments	$50,001 - $100,000
	International Fixed Income Investments	$50,001 - $100,000
	Municipal Bond Investments	None
	Money Market Investments	None
Eric T. McKissack	Large Capitalization Growth Investments	None	None
	Large Capitalization Value Equity Investments	None
	Small Capitalization Growth Investments	None
	Small Capitalization Value Equity Investments	None
	International Equity Investments	None
	Emerging Markets Equity Investments	None
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None
	Money Market Investments	None
John J. Murphy	Large Capitalization Growth Investments	Over $100,000	Over $100,000
	Large Capitalization Value Equity Investments	Over $100,000
	Small Capitalization Growth Investments	Over $100,000
	Small Capitalization Value Equity Investments	$50,001 - $100,000
	International Equity Investments	Over $100,000
	Emerging Markets Equity Investments	Over $100,000
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None
	Money Market Investments	$10,001 - $50,000
Mark J. Reed	Large Capitalization Growth Investments	$10,001 - $50,000	Over $100,000
	Large Capitalization Value Equity Investments	$10,001 - $50,000
	Small Capitalization Growth Investments	$10,001 - $50,000
	Small Capitalization Value Equity Investments	$1 - $10,000
	International Equity Investments	$10,001 - $50,000
	Emerging Markets Equity Investments	$10,001 - $50,000
	Core Fixed Income Investments	None
	High Yield Investments	None
	International Fixed Income Investments	None
	Municipal Bond Investments	None
	Money Market Investments	$1 - $10,000
James J. Tracy	Large Capitalization Growth Investments	$1 - $10,000	$10,001 - $50,000
	Large Capitalization Value Equity Investments	$1 - $10,000
	Small Capitalization Growth Investments	$1 - $10,000
	Small Capitalization Value Equity Investments	$1 - $10,000

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
	International Equity Investments	$1 - $10,000
	Emerging Markets Equity Investments	$1 - $10,000
	Core Fixed Income Investments	$1 - $10,000
	High Yield Investments	$1 - $10,000
	International Fixed Income Investments	$1 - $10,000
	Municipal Bond Investments	None
	Money Market Investments	$1 - $10,000

Trustee Compensation

The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust, with the exception of the Funds’ CCO, do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

For the fiscal year ended August 31, 2014, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
John J. Murphy, Chairman	$175,000.00	None	None	$178,131.12
Adela Cepeda	$175,000.00	None	None	$188,924.77
W. Thomas Matthews	$175,000.00	None	None	$180,645.97
Eric T. McKissack	$175,000.00	None	None	$175,000.00
Mark J. Reed	$175,000.00	None	None	$185,730.80
Stephen E. Kaufman, Trustee Emeritus	$87,500.00	None	None	$88,037.14
H. John Ellis, Trustee Emeritus	$47,280.00	None	None	$47,280.00

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.

Effective December 31, 2012, each Trustee who is not affiliated with the Manager, any Sub-adviser or the Funds’ distributor is entitled to receive an annual fee of $175,000. Prior to December 31, 2012, each such Trustee was entitled to receive an annual fee of $145,000. All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board, which in the aggregate amounted to $33,969.80 for the fiscal year ended August 31, 2014.

The Board has adopted a Trustee Emeritus policy. Except as otherwise noted below, a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 77 years may elect to become a Trustee Emeritus. Upon reaching age 77, emeritus status is mandatory, or else the Trustee will retire. Emeritus Trustees may serve in emeritus status for a maximum of five (5) years from the date emeritus status is achieved, during which time they are entitled to receive an annual retainer of one-half the amount paid as an annual retainer at the time the Trustee became a Trustee Emeritus together with reasonable out-of-pocket expenses for each meeting attended. A Trustee Emeritus does not have voting rights with respect to matters pertaining to the Trust.

Messrs. Ellis and Kaufman are subject to the terms of the Trust’s previous Trustee Emeritus policy, which provides that a Trustee who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of 80 years may be designated by the remaining Trustees as a Trustee Emeritus. Such Emeritus Trustees are entitled to serve in emeritus status for a maximum of ten (10) years from the date emeritus status is achieved, during which time they are entitled to receive a retainer together with reasonable out-of-pocket expenses for each meeting attended.1

CONTROL PERSONS

As of December 31, 2013, none of the Independent Trustees, or his or her immediate family members, owned beneficially, or of record, any securities issued by the Manager or its affiliates, any Sub-adviser or distributor of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, any Sub-advisers or distributor of the Trust. Mr. Reed’s wife is employed by a subsidiary of the parent company of one of the Funds’ Sub-advisers; neither Mr. Reed nor his wife own any securities issued by the Sub-adviser or its parent company.

As of December 31, 2013, the Trustees and officers of the Trust as a group owned, of record, less than 1% of the outstanding shares of the Trust. As of December 31, 2013, no shareholder owned of record or beneficially 5% or more of the outstanding shares of a Fund of the Trust.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Manager and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Manager and the Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment

[1]	Mr. Ellis is also paid a fee per meeting attended.

advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.

The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.

BROKERAGE COMMISSIONS PAID

The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended August 31, 2014, 2013 and 2012, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to CGMI[1]	Commissions Paid to MS & Co.[2]	% of Total Brokerage Commissions Paid to CGMI	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Capitalization	2014	$1,045,680	[3]	*	$13,755	*	1.32%	*	1.26%
Growth Investments	2013	$1,201,921	[4]	$31,211	$25,106	2.60%	2.09%	1.89%	1.28%
	2012	$1,667,925	[5]	$32,921	$37,279	1.97%	2.24%	1.26%	2.23%

Fund	Fiscal Year Ended August 31	Total Brokerage Commissions Paid		Commissions Paid to CGMI[1]	Commissions Paid to MS & Co.[2]	% of Total Brokerage Commissions Paid to CGMI	% of Total Brokerage Commissions Paid to MS & Co.	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI	% of Total Dollar Amount of Transactions Involving Commissions Paid to MS & Co.
Large Capitalization	2014	$697,607	[3]	*	$7,830	*	1.12%	*	1.90%
Value Equity	2013	$733,105	[4]	$3,668	$12,647	0.50%	1.73%	0.57%	2.08%
Investments	2012	$761,332	[5]	$3,787	$10,018	0.50%	1.32%	0.64%	1.43%
Small Capitalization	2014	$676,265	[3]	*	$3,246	*	0.48%	*	0.42%
Growth Investments	2013	$693,241	[4]	$9,185	$1,735	1.32%	0.25%	1.22%	0.20%
	2012	$703,744	[5]	$1,845	$3,718	0.26%	0.53%	0.43%	0.54%
Small Capitalization	2014	$192,127	[3]	*	$354	*	0.18%	*	0.35%
Value Equity	2013	$180,332	[4]	$559	$6	0.31%	0.00%	0.24%	0.01%
Investments	2012	$198,431	[5]	N/A	$375	N/A	0.19%	N/A	0.45%
International Equity	2014	$1,966,638	[3]	*	$21,731	*	1.10%	*	1.32%
Investments	2013	$1,096,758	[4]	$8,534	$15,449	0.78%	1.41%	0.92%	1.11%
	2012	$614,539	[5]	$1,179	$4,541	0.19%	0.74%	0.10%	0.53%
Emerging Markets	2014	$418,278	[3]	*	N/A	*	N/A	*	N/A
Equity Investments	2013	$1,267,844	[4]	$6,270	$168,789	0.49%	13.31%	0.42%	8.20%
	2012	$1,037,317	[5]	$24,412	$33,059	2.35%	3.19%	1.90%	2.63%
Core Fixed Income	2014	$6,078		N/A	N/A	N/A	N/A	N/A	N/A
Investments	2013	$5,242		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$5,114		N/A	N/A	N/A	N/A	N/A	N/A
High Yield	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Investments	2013	$2,068		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$6,603		N/A	N/A	N/A	N/A	N/A	N/A
International Fixed	2014	$482		N/A	N/A	N/A	N/A	N/A	N/A
Income Investments	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	$1		N/A	N/A	N/A	N/A	N/A	N/A
Municipal Bond	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Investments	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Money Market	2014	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Investments	2013	N/A		N/A	N/A	N/A	N/A	N/A	N/A
	2012	N/A		N/A	N/A	N/A	N/A	N/A	N/A

*	As of August 29, 2013, CGMI was no longer affiliated person of the Funds.
[1]	CGMI includes commissions paid to Citigroup Global Markets Inc. or any of its affiliates from September 1, 2008, to August 28, 2013.
[2]	Morgan Stanley & Co. Incorporated (“MS & Co.”), includes commissions paid to MS & Co. or any of its affiliates from June 1, 2009, to present.
[3]	2014 Total includes commissions directed for research and statistical services for the period from July 1, 2013 to June 30, 2014 as follows: Large Capitalization Growth Investments— $217,711.35 ($1,068,518.05 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments— $59,963.34 ($692,107.25 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments— $124,023.03 ($1,246,095.47 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments— $43,896.91 ($205,609.78 total dollar amount of directed brokerage transactions); International Equity Investments— $240,738.34 ($1,114,491.29 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments— $114,691.88 ($397,436.07 total dollar amount of directed brokerage transactions).
[4]	2013 Total includes commissions directed for research and statistical services for the period from July 1, 2012 to June 30, 2013 as follows: Large Capitalization Growth Investments— $240,987.48 ($1,219,247.31 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments— $126,387.07 ($808,602.61 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments— $207,550.80 ($1,251,103.60 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments— $33,462.79 ($173,780.49 total dollar amount of directed brokerage transactions); International Equity Investments— $173,386.63 ($527,333.85 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments— $319,950.82 ($919,824.05 total dollar amount of directed brokerage transactions).
[5]	2012 Total includes commissions directed for research and statistical services for the period from July 1, 2011 to June 30, 2012 as follows: Large Capitalization Growth Investments—$ 48,792,282 ($446,098,191 total dollar amount of directed brokerage transactions); Large Capitalization Value Equity Investments—$86,126 ($69,755,099 total dollar amount of directed brokerage transactions); Small Capitalization Growth Investments—$88,046 ($81,794,280 total dollar amount of directed brokerage transactions); Small Capitalization Value Equity Investments—$11,124 ($3,960,127 total dollar amount of directed brokerage transactions); International Equity Investments—$25,994 ($74,302,761 total dollar amount of directed brokerage transactions); and Emerging Markets Equity Investments—$168,993 ($106,317,617 total dollar amount of directed brokerage transactions).

The following table sets forth each Fund’s holdings of securities issued by the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the period:

Fund Name	Value of Securities Held as of Fiscal Year Ended August 31, 2014
Large Capitalization Growth Investments
J.P. Morgan Securities LLC	$11,592,435
Large Capitalization Value Equity Investments
BNP Paribas Prime Brokerage, Inc.	$16,713,866
Citigroup Global Markets Inc.	$7,385,950
Deutsche Bank Securities Inc.	$2,720,112
Goldman Sachs & Co.	$9,457,367
J.P. Morgan Securities LLC	$30,135,799
International Equity Investments
Barclays Capital Inc.	$9,458,520
BNP Paribas Prime Brokerage, Inc.	$11,725,822
Credit Suisse Securities (USA) LLC	$6,948,392
Deutsche Bank Securities Inc.	$2,212,260
UBS Fund Services (USA) LLC	$6,931,350
Emerging Markets Equity Investments
J.P. Morgan Securities LLC	$4,359,205
Core Fixed Income Investments
Barclays Capital Inc.	$493,189
BNP Paribas Prime Brokerage, Inc.	$6,377,594
Citigroup Global Markets Inc.	$6,098,839
Credit Suisse Securities (USA) LLC	$2,766,193
Goldman Sachs & Co.	$9,756,690
J.P. Morgan Securities LLC	$8,187,146
UBS Fund Services (USA) LLC	$465,933
High Yield Investments
Barclays Capital Inc.	$225,000
BNP Paribas Prime Brokerage, Inc.	$6,050,329
J.P. Morgan Securities LLC	$4,390,175
International Fixed Income Investments
Barclays Capital Inc.	$2,007,372
BNP Paribas Prime Brokerage, Inc.	$591,175
Goldman Sachs & Co.	$466,063
J.P. Morgan Securities LLC	$1,206,691
Municipal Bond Investments
BNP Paribas Prime Brokerage, Inc.	$789,517
Money Market Investments
Barclays Capital Inc.	$13,999,969
BNP Paribas Prime Brokerage, Inc.	$11,996,627
Citigroup Global Markets Inc.	$10,000,000

PORTFOLIO TURNOVER

Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Fund.

The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.

The Funds’ turnover rates for the last two fiscal years were as follows:

Fund	Fiscal Year Ended August 31, 2014	Fiscal Year Ended August 31, 2013
Large Capitalization Growth Investments	56%	57%
Large Capitalization Value Equity Investments	24%	48%
Small Capitalization Growth Investments	80%	90%
Small Capitalization Value Equity Investments	31%	32%
International Equity Investments	95%	63%
Emerging Markets Equity Investments	29%	89%
Core Fixed Income Investments	446%	421%
High Yield Investments	57%	86%
International Fixed Income Investments	397%	198%
Municipal Bond Investments	19%	9%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Sub-advisers. The Consulting Group, a division of CGAS, and each a business of MSSB Holdings, serves as investment manager to the Trust pursuant to an investment management agreement (“Management Agreement”) between the Trust and CGAS. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Manager on behalf of the Funds (“Sub-advisory Agreements”).

Each Fund bears its own expenses, which generally include all costs not specifically borne by the Manager, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the

Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations. As administrator, BBH&Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating each Fund’s daily NAV, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

Under the Management Agreement, each Fund pays CGAS a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets. CGAS pays each Sub-adviser, based on the rates applied to each respective Fund’s average daily net assets on a monthly basis. The maximum allowable annual management fee, the aggregate sub-advisory fee paid by CGAS to the Sub-advisers and the fee retained by CGAS for the fiscal year ended August 31, 2014, are indicated below:

Fund	Subadvisory Fee*	CGAS Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.36%	0.30%	0.70%
Emerging Markets Equity Investments	0.49%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.27%	0.23%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments	0.08%	0.00%	0.08%

*	Effective rate based on average net assets for the period ended August 31, 2014.

The Funds’ investment management fee paid to CGAS for the fiscal years ended August 31, 2014, 2013, and 2012 are as follows:

	Fiscal year ended August 31, 2014			Fiscal year ended August 31, 2013			Fiscal year ended August 31, 2012
Fund	Management Fee	Management Fee Waiver		Management Fee	Management Fee Waiver		Management Fee	Management Fee Waiver
Large Capitalization Growth Investments	$9,833,111	$0		$9,463,713	$0		$9,643,737	$0
Large Capitalization Value Equity Investments	$8,156,686	$9,389		$6,639,014	$0		$6,738,611	$0
Small Capitalization Growth Investments	$2,426,596	$18,015		$2,130,505	$10,854		$2,079,680	$23,397
Small Capitalization Value Equity Investments	$2,150,608	$19,793		$1,648,004	$7,384		$1,580,612	$20,926
International Equity Investments	$7,445,240	$402,938		$4,469,595	$74,527		$2,486,510	$23,977
Emerging Markets Equity Investments	$3,553,322	$427,618		$5,177,827	$650,264		$6,740,094	$945,932
Core Fixed Income Investments	$3,595,540	$26,474		$3,909,570	$9,551		$4,857,459	$52,640
High Yield Investments	$1,341,493	$304,141		$1,318,338	$287,671		$985,612	$226,582
International Fixed Income Investments	$1,373,587	$0		$1,945,698	$0		$1,776,667	$35,061
Municipal Bond Investments	$333,712	$0		$340,410	$0		$408,135	$0
Money Market Investments	$272,130	$301,225	[1]	$268,491	$155,850	[1]	$182,939	$24,909	[1]

[1]	The Manager voluntarily waived and/or reimbursed certain fees or expenses to maintain a positive yield.

Administrator. BBH&Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, BBH&Co. receives an annual asset-based fee of 0.025% on assets up to the first $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion and out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

The Funds’ administration, fund accounting and custody service fees paid to BBH&Co. for the fiscal years ended August 31, 2014, 2013 and 2012 are as follows:

	Fiscal year ended August 31, 2014		Fiscal year ended August 31, 2013		Fiscal year ended August 31, 2012
Fund	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver	Administrative Fee	Administrative Fee Waiver
Large Capitalization Growth Investments	$437,935	$0	$448,838	$0	$464,917	$0
Large Capitalization Value Equity Investments	$357,549	$0	$317,589	$0	$333,372	$0
Small Capitalization Growth Investments	$102,438	$0	$93,315	$0	$41,678	$0
Small Capitalization Value Equity Investments	$96,587	$0	$76,560	$0	$73,226	$0
International Equity Investments	$565,133	$0	$396,941	$0	$271,698	$0
Emerging Markets Equity Investments	$386,718	$0	$586,279	$0	$649,179	$0
Core Fixed Income Investments	$626,563	$0	$630,041	$0	$738,836	$0
High Yield Investments	$179,071	$0	$166,858	$0	$145,262	$0
International Fixed Income Investments	$245,247	$0	$338,617	$0	$155,656	$0
Municipal Bond Investments	$38,469	$0	$40,035	$0	$49,271	$0
Money Market Investments	$124,361	$0	$118,518	$0	$72,738	$4,276	[1]

[1]	The Administrator voluntarily agreed to waive a portion of its fee for Money Market Investments during the fiscal year ended August 31, 2012.

Until June 1, 2009, CGAS’ predecessor, Citigroup Investment Advisory Services, was a subsidiary of Citigroup Inc. On June 1, 2009, MS&Co. and Citigroup Inc. formed a joint venture known as MSSB Holdings, of which CGAS is a wholly-owned subsidiary. As of January 1, 2014, MS&Co. owns a majority stake in the joint venture with Citigroup Inc. CGAS is a registered investment adviser and is responsible for overseeing the management of the Funds. Morgan Stanley’s Consulting Group, which works in conjunction with CGAS, has extensive experience in providing investment adviser selection services. Consulting Group, through its predecessor, the Consulting Services Division, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group’s analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager’s comprehensive database of a universe of registered investment advisory firms. As of October 31, 2014, CGAS, of which Consulting Group is a party, provided services with respect to over $6,926 billion of client assets representing over nine thousand separate accounts under a variety of programs designed for individual and institutional investors.

The Manager, Morgan Stanley and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager, with the exception of the Trust’s CCO, for whom the Trust reimburses a portion of his annual compensation. Morgan Stanley maintains office facilities for the Trust. The Manager, the Sub-advisers and BBH&Co. bear all expenses in connection with the performance of their respective services under the Management Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of each Fund’s securities and any ongoing arrangements to make available information about the Fund’s securities holdings. The policy requires that consideration always be given as to whether disclosure of information about a Fund’s securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of the Manager, the Administrator, Morgan Stanley or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Fund’s business purposes and in accordance with the policy.

The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. The Manager believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.

Under the policy, each Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third-parties and non-employees with simultaneous public disclosure at least 25 days after calendar quarter end except in the case of money market funds’ holdings, which may be released with simultaneous public disclosure at least five days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Morgan Stanley or the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor. In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning Money Market Investments’ portfolio holdings will be posted with the Funds’ other disclosure documents on the Morgan Stanley website five business days after the end of the month and remain posted on the website for six months thereafter. Also, detailed information about Money Market Investments’ portfolio holdings, including their mark-to-market values will be disclosed to the SEC on a monthly basis on Form N-MFP. This information on Form N-MFP will be made public by the SEC with a 60 day lag.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in certain situations, including:

1.	Each Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	Each Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds, including the Fund) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	Each Fund’s sector weightings, performance attribution (e.g., analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The Fund’s securities holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Fund, the Manager, and any other affiliated party may not receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Trustees.

The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.

Set forth below are charts showing those parties with whom the Manager, on behalf of each Fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients are service providers, fund rating agencies, consultants and analysts.

The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
Thomson Reuters Vestek	Daily	None
FactSet Research Systems Inc.	Daily	None
Morningstar Inc.	Daily	None
MSCI Inc.	Daily	None
Insignis	Daily	None
Portfolio Management Technology	Monthly	One business day after month end
Bloomberg	Monthly	30 days after quarter end
Fitch, Inc.	Monthly	30 days after quarter end
Lipper	Monthly	30 days after quarter end
Moody’s Corp.	Monthly	30 days after quarter end
Investment Company Institute (ICI)	Monthly	30 days after quarter end
S&P	Monthly	30 days after quarter end
ITG	Monthly	None
FX Transparency, LLC	Quarterly	None
Global Trading Analytics	Quarterly	1-3 business day(s) after quarter end
Zeno Consulting	Quarterly	1-3 business day(s) after quarter end
Abel Noser	As Needed	None
Ernst & Young (Passive Foreign Investment Company analytics)	As Needed	None
ISS (Proxy Voting Services)	As Needed	None

Proxy Voting Policies

Although individual Trustees may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.

Attached as Appendix B are copies of the guidelines and procedures that the Manager and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Trust or the Manager or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Manager and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager and-or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on the Trust’s website at:

www.morganstanley.com/cgcm

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Manager, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the Trust, the Manager, Sub-advisers and distributor are on file with the SEC.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. BNY Mellon Investment Servicing (US) Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Management Agreement.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each Fund. Unless noted otherwise, all information is provided as of August 31, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Large Capitalization Growth Investments

Frontier Capital Management Co., LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen M. Knightly, CFA®*	4	$2.810 billion	1	$151 million	39	$2.157 billion
Christopher J. Scarpa*	4	$2.810 billion	1	$151 million	39	$2.157 billion

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen M. Knightly, CFA®	1	$1.083 million	0	$0	0	$0
Christopher J. Scarpa	1	$1.083 million	0	$0	0	$0

Jackson Square Partners, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte, CFA®*	16	$9.6 billion	8	$891.2 million	49	$8.6 billion
Christopher J. Bonavico, CFA®*	21	$11.9 billion	11	$2.4 billion	61	$9.8 billion
Christopher M. Ericksen, CFA®*	15	$9.5 billion	6	$721.5 million	45	$8.0 billion
Daniel J. Prislin, CFA®*	16	$9.6 billion	8	$891.2 million	51	$8.6 billion

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Jeffrey S. Van Harte, CFA®	2	$2.2 billion	0	$0	5	$1.0 billion
Christopher J. Bonavico, CFA®	2	$2.2 billion	0	$0	6	$1.1 billion

Christopher M. Ericksen, CFA®	2	$2.2 billion	0	$0	3	$797.5 million
Daniel J. Prislin, CFA®	2	$2.2 billion	0	$0	5	$1.0 billion

Wells Capital Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence, CFA®*	17	$9,165 million	4	$229 million	116	$6,473 million
Michael T. Smith, CFA®*	17	$9,165 million	4	$229 million	116	$6,473 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence, CFA®	0	$0	0	$0	1	$74 million
Michael T. Smith, CFA®	0	$0	0	$0	1	$74 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	12	$3,355 million	5	$350 million	466	$13,074 million
Ethan J. Meyers, CFA®*	11	$3,267 million	3	$316 million	425	$12,796 million
John M. Montgomery*	11	$3,267 million	3	$316 million	428	$12,800 million
Hamlen Thompson*	11	$3,267 million	3	$316 million	428	$12,801 million
Bruce N. Jacobs, CFA®*	11	$3,267 million	3	$316 million	439	$12,799 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$28 million	27	$1,822 million
Ethan J. Meyers, CFA®	0	$0	0	$0	27	$1,822 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John M. Montgomery	0	$0	0	$0	27	$1,822 million
Hamlen Thompson	0	$0	0	$0	27	$1,822 million
Bruce N. Jacobs, CFA®	0	$0	0	$0	27	$1,822 million

Large Capitalization Value Equity Investments

Artisan Partners Limited Partnership

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
Daniel L. Kane, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
James C. Kieffer, CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion
George O. Sertl, Jr., CFA®*	7	$16.97 billion	5	$697.61 million	31	$3.19 billion

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager Name	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott C. Satterwhite, CFA®	0	$0	0	$0	1	$74.56 million
Daniel L. Kane, CFA®	0	$0	0	$0	1	$74.56 million
James C. Kieffer, CFA®	0	$0	0	$0	1	$74.56 million
George O. Sertl, Jr., CFA®	0	$0	0	$0	1	$74.56 million

Cambiar Investors, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Brian M. Barish, CFA®	10	$3,421.7 million	0	$0	796	$5,858.2 million
Maria L. Mendelsberg, CFA®	6	$2,799.4 million	0	$0	514	$3,758 million
Anna (Ania) A. Aldrich, CFA®	10	$3,158.9 million	0	$0	818	$5,906.5 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Timothy A. Beranek	5	$2,799.4 million	0	$0	514	$3,758 million
Andrew P. Baumbusch	8	$3,155.6 million	0	$0	794	$5,845.7 million
Jeffrey H. Susman	6	$2,799.4 million	0	$0	514	$3,758 million

HGK Asset Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Michael Pendergast, CFA®	66	$1.936 billion	928	$1.196 billion	0	$0

NFJ Investment Group LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Ben J. Fischer, CFA®	21	$28,713 million	63	$12,818 million	4	$433 million
R. Burns McKinney, CFA®	14	$19,155 million	49	$11,885 million	2	$341 million
Thomas W. Oliver, CPA, CFA®	16	$19,229 million	52	$12,175 million	2	$341 million
Paul A. Magnuson	18	$28,558 million	58	$12,356 million	4	$433 million
Morley D. Campbell, CFA®	11	$21,060 million	36	$7,874 million	2	$92 million
L. Baxter Hines, CFA®	13	$18,281 million	47	$11,682 million	2	$341 million
Jeff N. Reed, CFA®	10	$14,615 million	31	$7,725 million	0	$0
John R. Mowrey, CFA®	11	$6,760 million	31	$5,093 million	4	$433 million

Small Capitalization Growth Investments

Wall Street Associates LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul J. Ariano, CFA®	3	$446.5 million	0	$0	13	$637 million
Paul K. LeCoq	3	$446.5 million	0	$0	13	$637 million
Luke Jacobson, CFA®	3	$446.5 million	0	$0	13	$637 million
Alexis Waadt	3	$446.5 million	0	$0	13	$637 million

Westfield Capital Management Company, L.P.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia*	12	$3,815 million	5	$350 million	466	$13,074 million
Ethan J. Meyers, CFA®*	11	$3,727 million	3	$316 million	425	$12,796 million
John M. Montgomery*	11	$3,727 million	3	$316 million	428	$12,800 million
Hamlen Thompson*	11	$3,727 million	3	$316 million	428	$12,801 million
Bruce N. Jacobs, CFA®*	11	$3,727 million	3	$316 million	439	$12,799 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
William A. Muggia	0	$0	1	$28 million	27	$1,822 million
Ethan J. Meyers, CFA®	0	$0	0	$0	27	$1,822 million
John M. Montgomery	0	$0	0	$0	27	$1,822 million
Hamlen Thompson	0	$0	0	$0	27	$1,822 million
Bruce N. Jacobs, CFA®	0	$0	0	$0	27	$1,822 million

Small Capitalization Value Equity Investments

Delaware Investments Fund Advisers

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher S. Beck	5	$4.6 billion	0	$0	11	$297.7 million
Kent P. Madden	5	$4.6 billion	0	$0	7	$91.7 million
Steven G. Catricks	5	$4.6 billion	0	$0	9	$91.7 million
Kelley A. McKee	5	$4.6 billion	0	$0	8	$91.7 million

NFJ Investment Group LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Paul A. Magnuson	18	$28,892 million	58	$12,356 million	4	$433 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Ben J. Fischer, CFA®	21	$29,050 million	63	$12,817.7 million	4	$433 million
Morley D. Campbell, CFA®	11	$21,394 million	36	$7,874.3 million	2	$92 million
John R. Mowrey, CFA®	10	$6,672 million	31	$5,093.2 million	4	$433 million

Rutabaga Capital Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Schliemann	1	$83.5 million	2	$117.1 million	25	$821.3 million
Brent Miley	1	$83.5 million	2	$117.1 million	25	$821.3 million
N. Carter Newbold	1	$83.5 million	2	$117.1 million	25	$821.3 million
Dennis Scannell	1	$83.5 million	2	$117.1 million	25	$821.3 million
Robert Henderson	1	$83.5 million	2	$117.1 million	25	$821.3 million

International Equity Investments

Causeway Capital Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer	12	$11.860 billion	18	$4.125 billion	102	$18.414 billion
Harry W. Hartford	12	$11.860 billion	18	$4.125 billion	94	$18.374 billion
James A. Doyle	12	$11.860 billion	18	$4.125 billion	95	$18.375 billion
Jonathan P. Eng	12	$11.860 billion	18	$4.125 billion	92	$18.375 billion
Kevin Durkin	12	$11.860 billion	18	$4.125 billion	90	$18.375 billion
Foster Corwith	12	$11.860 billion	18	$4.125 billion	90	$18.374 billion
Conor Muldoon	12	$11.860 billion	18	$4.125 billion	97	$18.375 billion
Alessandro Valentini	12	$11.860 billion	18	$4.125 billion	90	$19.373 billion

*	Portfolio Managers manage accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sarah H. Ketterer	0	$0	0	$0	3	$1.058 billion

Harry W. Hartford	0	$0	0	$0	3	$1.058 billion
James A. Doyle	0	$0	0	$0	3	$1.058 billion
Jonathan P. Eng	0	$0	0	$0	3	$1.058 billion
Kevin Durkin	0	$0	0	$0	3	$1.058 billion
Foster Corwith	0	$0	0	$0	3	$1.058 billion
Conor Muldoon	0	$0	0	$0	3	$1.058 billion
Alessandro Valentini	0	$0	0	$0	3	$1.058 billion

OppenheimerFunds, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
George R. Evans, CFA®*	4	$23 billion	2	$383.33 million	2	$401.57 million
Robert B. Dunphy, CFA®*	3	$19.89 billion	2	$383.33 million	1	$99.35 million

Philadelphia International Advisors LP

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew B. Williams, CFA®	3	$204.7 million	2	$234.6 million	41	$1,193 million
Robert C. Benthem de Grave	3	$204.7 million	2	$234.6 million	41	$1,193 million
Stephen C. Dolce, CFA®	3	$204.7 million	2	$234.6 million	41	$1,193 million
Scott E. Decatur, PhD	2	$98.6 million	0	$0	1	$85.7 million
Wei Huang, PhD	3	$204.7 million	2	$234.6 million	41	$1,193 million

Schroder Investment Management North America Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®*	6	$9,599.06 million	6	$734.93 million	21	$4,572.25 million
James Gautrey*	4	$922.27 million	1	$101.5 million	10	$1,784.49 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Simon Webber, CFA®	2	$8,676.79 million	0	$0	0	$0
James Gautrey	0	$0	0	$0	0	$0

Emerging Markets Equity Investments

Lazard Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald*	9	$23,319.8 million	19	$10,250.3 million	166	17,394.8 million
Rohit Chopra*	7	$20,035.2 million	17	$9,600.5 million	82	$15,367.3 million
Monika Shrestha*	7	$20,035.2 million	17	$9,600.5 million	82	$15,367.3 million
John R. Reinsberg*	9	$7,083.1 million	5	$776.7 million	76	$12,950.7 million
Kevin O’Hare, CFA*	6	$1,727.0 million	8	$685.8 million	15	$3,583.2 million
Peter Gillespie, CFA*	6	$1,727.0 million	8	$685.8 million	15	$3,583.2 million

*	Portfolio Managers manage accounts for which advisory fees are totally or partially based on performance, the number of accounts and assets for which advisory fees are totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
James M. Donald	1	$3,379.1 million	0	$0	3	$2,059.2 million
Rohit Chopra	0	$0	0	$0	3	$2,059.2 million
Monika Shrestha	0	$0	0	$0	3	$2,059.2 million
John R. Reinsberg	0	$0	0	$0	1	$99.8 million
Kevin O’Hare, CFA®	0	$0	0	$0	1	$2,427.3 million
Peter Gillespie, CFA®	0	$0	0	$0	1	$2,427.3 million

Vontobel Asset Management Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rajiv Jain*	10	$12,856 million	27	$20,758 million	46	$14,541 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Rajiv Jain	0	$0	0	$0	2	$260 million

Core Fixed Income Investments

BlackRock Financial Management, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Antonelli*	2	$1.24 billion	20	$6.90 billion	105	$46.34 billion
Akiva Dickstein*	8	$4.79 billion	26	$8.69 billion	105	$46.34 billion

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
David Antonelli	0	$0	1	$19.74 million	3	$1.16 million
Akiva Dickstein	0	$0	1	$278.9 million	3	$1.16 million

Metropolitan West Asset Management LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle*	25	$57,229.0 million	31	$4,229.6 million	231	$28,678.9 million
Laird Landmann*	25	$51,170.5 million	31	$4,229.6 million	231	$28,767.1 million
Stephen Kane, CFA®*	26	$51,152.0 million	33	$5,090.4 million	231	$28,767.1 million
Bryan Whalen, CFA®*	23	$57,207.4 million	31	$4,299.6 million	229	$26,841.5 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Tad Rivelle	2	$224.4 million	26	$2,778.8 million	6	$2,729.9 million

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Laird Landmann	1	$219.0 million	26	$2,778.8 million	6	$2,729.9 million
Stephen Kane, CFA®	2	$224.4 million	27	$3,172.2 million	6	$2,729.9 million
Bryan Whalen, CFA®	1	$219.0 million	26	$2,778.8 million	6	$2,729.9 million

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott A. Mather*	17	$26,503.97 million	41	$30,525.92 million	79	$30,726.18 million
Mark R. Kiesel*	9	$44,965.82 million	38	$47,715.62 million	137	$67,902.61 million
Mihir P. Worah*	31	$56,282.40 million	22	$12,887.79 million	53	$29,573.54 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Scott A. Mather	0	$0	3	$1,112.57 million	13	$6,422.11 million
Mark R. Kiesel	0	$0	8	$6,552.43 million	14	$4,844.97 million
Mihir P. Worah	0	$0	1	$213.85 million	7	$1,578.23 million

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	109	$199,790 million	237	$93,028 million	669	$178,078 million
Carl L. Eichstaedt*	14	$24,689 million	9	$3,972 million	169	$46,702 million
Mark S. Lindbloom*	15	$27,705 million	9	$6,914 million	154	$42,341 million
Michael C. Buchanan, CFA®*	43	$36,507 million	57	$33,886 million	187	$52,766 million
Chia-Liang Lian, CFA®*	4	$677 million	33	$13,413 million	170	$40,149 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	0	9	$2,073 million	56	$17,332 million
Carl L. Eichstaedt	0	$0	0	$0	23	$8,225 million
Mark S. Lindbloom	0	$0	0	$0	23	$8,349 million
Michael C. Buchanan, CFA®	0	$0	3	$1,312 million	20	$8,066 million
Chia-Liang Lian, CFA®	0	$0	1	$144 million	27	$9,551 million

High Yield Investments

PENN Capital Management Company, Inc.

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker*	4	$438.5 million	14	$812.9 million	224	$6,919 million
Eric J. Green*	4	$438.5 million	14	$812.9 million	224	$6,919 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker	0	$0	2	$53.9 million	2	$371.6 million
Eric J. Green	0	$0	2	$53.9 million	2	$371.6 million

Western Asset Management Company

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech*	109	$199,790 million	237	$93,028 million	669	$178,078 million
Michael C. Buchanan, CFA®*	43	$36,507 million	57	$33,886 million	187	$52,766 million
Walter E. Kilcullen*	6	$2,775 million	9	$4,428 million	19	$3,150 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
S. Kenneth Leech	0	0	9	$2,073 million	56	$17,332 million
Michael C. Buchanan, CFA®	0	$0	4	$1,312 million	20	$8,066 million
Walter E. Kilcullen	0	$0	0	$0	0	$0

International Fixed Income Investments

Pacific Investment Management Company LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta*	0	$0	1	$487.7 million	0	$0
Kendall Miller, CFA®*	0	$0	192	$84,603 million	2	$21.19 million
Michael A. Gomez*	7	$25,278 million	30	$25,471 million	22	$13,056 million

*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2014 can be found in the table below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Sachin Gupta	0	$0	0	$0	0	$0
Kendall Miller, CFA®	0	$0	8	$3,030.43 million	0	$0
Michael A. Gomez	0	$0	0	$0	2	$5,675.14 million

Municipal Bond Investments

McDonnell Investment Management, LLC

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen Wlodarski, CFA®	1	$30.5 million	0	$0	532	$7,931 million
James Grabovac, CFA®	1	$30.5 million	0	$0	62	$3,064 million
Dawn Mangerson	1	$30.5 million	0	$0	142	$1,861 million

Money Market Investments

The Dreyfus Corporation

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Patricia A. Larkin	24	$159,141 million	5	$23,034 million	0	$0
Bernard W. Kiernan, Jr.	24	$159,141 million	5	$23,034 million	0	$0
James G. O’Connor	24	$159,141 million	5	$23,034 million	0	$0

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas Riordan	24	$159,141 million	5	$23,034 million	0	$0
William Doyle	24	$159,141 million	5	$23,034 million	0	$0
Edward J. Von Sauers	24	$159,141 million	5	$23,034 million	0	$0

PORTFOLIO MANAGER COMPENSATION

Artisan Partners Limited Partnership (“Artisan”)

The Manager pays Artisan a fee based on the assets under management of Large Capitalization Value Equity Investments set forth in an investment sub-advisory agreement between Artisan and the Manager. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to Large Capitalization Value Equity Investments. An Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of the bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy or strategies, including the Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager’s interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm. All of Artisan’s portfolio managers, have or are expected to have over a reasonable time, equity interests in the firm.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks

David Antonelli	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Dickstein has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Cambiar Investors, LLC

Investment professionals receive a competitive salary plus a bonus tied to firm and individual performance. Analyst contributions are measured through performance attribution which details individual stock and sector selection as well as overall “value added” for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees. Bonuses are received annually in July and measured for a one year period.

Causeway Capital Management LLC (“Causeway”)

Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Durkin, Muldoon, Corwith, and Valentini receive salary, incentive compensation (including potential equity and/or synthetic equity awards), and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.

Delaware Investments Fund Advisers (“Delaware”)

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third-parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments Fund Advisers keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%).

The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Fund Advisers Incentive Unit Plan, the Delaware Investments Fund Advisers Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Fund Advisers Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Fund Advisers Incentive Unit Plan (“the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of March 31, June 30, September 30, and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Fund Advisers Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Fund Advisers Family of Funds-managed funds pursuant to the terms of the Delaware Investments Fund Advisers Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

The Dreyfus Corporation (“Dreyfus”)

Dreyfus offers competitive compensation opportunities to all employees, including portfolio managers, analysts, traders, marketing and client service personnel. Dreyfus’ goal is to provide a performance-oriented environment with incentive compensation programs that are tied to the profitability and sustained growth of the firm.

Dreyfus provides a disciplined and structured process of reward and evaluation to attract and retain high-performing employees who are critical to Dreyfus’ on-going success. The competitive compensation package, which is not formula driven, includes base pay and the potential for bonus/annual incentive.

Frontier Capital Management Co., LLC (“Frontier”)

Frontier’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

HGK Asset Management, Inc. (“HGK”)

HGK’s investment personnel are compensated utilizing a combination of salary, equity ownership through the Employee Stock Option Plan (“ESOP”), and incentive bonuses. All employees tenured more than one year participate in the firm’s ESOP. The ESOP distribution is based on a percentage of the employee’s salary. Additionally, senior management employment contracts have a revenue participation component.

Jackson Square Partners, LLC (“Jackson Square”)

Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more ‘sponsors’ who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which – in turn – is correlated with AUM, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the compensation paid to the investment team is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. We believe this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Lazard Asset Management LLC (“Lazard”)

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the fund’s strategies. Portfolio managers responsible for managing the fund may also manage sub-advised other registered investment companies, proprietary registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of the accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

The variable bonus is based on the portfolio manager’s quantitative performance as measured by his ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the fund’s portfolio management team in respect of its management of the fund is determined by reference to the MSCI Emerging Markets Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

McDonnell Investment Management, LLC (“McDonnell”)

Generally, McDonnell professional personnel, including the portfolio managers listed above, are compensated with an annual salary that is fixed. Such portfolio managers also receive a variable year-end bonus that is determined based on the financial performance of the Sub-adviser and individual performance of the portfolio manager. Components of compensation for the portfolio managers are as follows:

•	Competitive base salary

•	Performance based bonus pool

•	Financial Performance of Sub-adviser

•	Portfolio manager performance

•	Client satisfaction/retention

•	Quality benefits program

•	Company equity participation

Portfolio manager compensation is not quantitatively based on the Portfolio’s investment performance or on the value of the Portfolio’s assets under management. However, the Portfolio’s performance, which is compared against the Barclays Capital Municipal Bond Index, as well as the performance of other accounts managed by the Sub-adviser, is a component of bonus compensation.

Metropolitan West Asset Management LLC (“MetWest”)

Since MetWest is a subsidiary of The TCW Group, Inc. (“TCW”), MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

NFJ Investment Group LLC (“NFJ”)

Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one- year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components are awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

OppenheimerFunds, Inc.

Portfolio managers are employed and compensated by the Sub-adviser or an affiliate, not by the International Equity Investments. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio managers with respect to International Equity Investments is Morningstar—Foreign Large Growth. The compensation structure of the other funds and accounts managed by the Portfolio

Managers are generally the same as the compensation structure of International Equity Investments, described above.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

•	Base Salary – Base salary is built on core job responsibilities, market factors and internal positions/levels. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

•	Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for evaluation throughout the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•	Equity or Long-term Incentive Compensation – Equity and Long-term incentive compensation allow key professionals to participate in the long-term growth of the firm. M Options and/or Long Term Incentive Plan (LTIP) are awarded to professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and equity or long-term incentive awards. PIMCO incorporates a progressive allocation of deferred compensation a percentage of total compensation, which is in line with market practices.

•

The M Unit program provides employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

•	The LTIP award provides cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PENN Capital Management Co., Inc. (“PENN Capital”)

PENN is 100% employee owned, which gives its personnel a direct stake in the firm’s success. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the portfolio managers is based on three components: (a) base salary, (b) discretionary performance-based bonus, and (c) profit participation. The discretionary performance-based bonus depends on certain factors, including but not limited to, management fees generated by outperformance, net of fees, of all styles managed by the Advisor, relative to the respective style’s benchmark. Each portfolio manager’s bonus is ultimately determined and allocated by the Advisor’s executive committee.

Philadelphia International Advisors LP (“PIA”)

PIA’s Portfolio Managers have a compensation package that may include: base salary (fixed), revenue sharing (fixed percentage), performance bonuses (variable), and partnership distributions (based on the firm’s profitability). The base salary is determined by considering overall experience, expertise, and competitive market rates. The revenue sharing component is a percentage of total firm pre-tax revenue based on tenure and overall experience. The performance bonus is determined by Andrew Williams, President, and is based on how well the Portfolio Manager’s recommended stock ideas perform for all accounts managed, including the Portfolios, relative to appropriate indexes, as well as the Portfolio Manager’s general contribution to the overall management process. The performance bonus is distributed at year-end based on the pre-tax performance of the previous one and three year periods.

Rutabaga Capital Management LLC

The portfolio manager’s compensation consists of a salary and a bonus. Salary is fixed and based on the portfolio manager’s long-term contribution to the firm. Bonuses are allocated at year-end based on the profitability of the firm. Individual bonuses vary depending on the manager’s long and short-term contribution to the firm and its managed accounts. No portion of total compensation is directly tied to either Fund performance or the value of assets in the Fund although general portfolio performance is one of many factors considered in setting compensation levels. Other factors considered in both salary and bonus are: investment idea generation, team participation and enhancement, client relationships and investment intelligence. The firm’s President determines each portfolio manager’s overall contribution to the firm and sets the salary and bonus levels.

Schroder Investment Management North America Inc. (“Schroders”)

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each item, Schroders assesses the performance of their accounts relative to competitors and to relevant benchmarks (which may be internally- and/or externally-based and which are considered over a range of performance periods), the level of funds under management and the level of performance fees generated, if any.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

Vontobel Asset Management, Inc. (“Vontobel”)

The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager, amounts deferred equal approximately one year’s total compensation on a rolling basis. The portfolio manager does not receive any compensation directly from the Fund or the Trust.

Wall Street Associates LLC

Investment professionals receive highly competitive compensation packages including a fixed salary, bonus and 401(k) profit sharing while working in an energetic, entrepreneurial environment. Bonuses are based on 1-year and 3-year performance vs. individual benchmarks based on each portfolio manager’s area of sector/industry responsibility. The goal is to outperform the benchmark, with no additional bonus based on the magnitude of outperformance. Compensation is not based on the value of assets held in the Fund or tax considerations.

Wells Capital Management, Inc. (“WellsCap”)

The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style.

Western Asset Management Company (“Western”)

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation.

Westfield Capital Management Co., L.P. (“Westfield”)

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•	Investment Committee members may be eligible to receive equity interest in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•	Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment Sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment sub-adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. A sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to a sub-adviser and its affiliates.

Artisan Partners Limited Partnership (“Artisan”)

Artisan’s investment team, led by Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr., and Daniel L. Kane, manages portfolios for multiple clients in three investment strategies (U.S. mid-cap value, U.S. small-cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Fund and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan’s U.S. midcap value strategy, including the Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the U.S. mid-cap value investment team benefit all clients within the strategy. Artisan’s administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan does not permit investment by client accounts or persons covered by Artisan’s Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including the Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan’s proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, the shares are allocated to clients’ accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan’s proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings. The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan’s written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Short Selling. Artisan has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars. As an investment adviser, Artisan has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Subject to Artisan’s duty to seek best execution, Artisan’s selection of broker-dealers is affected by Artisan’s receipt of research services.

Artisan uses client commissions (i) to acquire third-party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

Artisan has adopted written procedures with respect to soft dollars.

Proprietary and Personal Investments and Code of Ethics. Artisan’s proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan’s clients, including the Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. The Code requires preapproval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.2

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Proxy Voting. Artisan or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. As described in its proxy voting policy, Artisan will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan or its affiliate; (iii) Artisan or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan or its affiliate, or an employee of Artisan or its affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan’s proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan’s clients, including the Fund.

Fees. Like the fees Artisan receives from the Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of August 31, 2014, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. None of those separate accounts

[2]	Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

is in Artisan’s U.S. mid-cap value strategy. Although Artisan may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.

BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Antonelli and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Antonelli and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Cambiar Investors, LLC (“Cambiar”)

Cambiar’s portfolio managers may manage accounts for other clients including mutual funds, wrap fee programs, pension plans, endowments or other separate accounts managed on behalf of individuals or public or private institutions. Portfolio managers are generally responsible for managing accounts within a particular investment discipline or across complementary disciplines that are generally managed using similar investment strategies, subject to factors including particular account restrictions and objectives and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Cambiar may aggregate contemporaneous purchase and sell orders for client accounts into a single trade. Under Cambiar’s trading policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. Accounts that may be aggregated separately due to client restrictions, different investment platforms or for other reasons are typically executed on a rotation basis. In the event Cambiar participates in any initial public offerings (“IPO”), Cambiar’s policy and practice is to allocate

IPO shares fairly and equitably among advisory clients so as not to advantage any firm, personal or related account and so as not to favor or disfavor any client, or group of clients, over any other.

Cambiar has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise relating to portfolio management and trade allocation. Cambiar conducts annual reviews of the firm’s policies and procedures to determine that they are current and operate effectively in view of the firm’s business practices, advisory services and regulatory requirements. In addition, Cambiar monitors a variety of areas, including compliance with the firm’s Code of Ethics, on an ongoing basis.

Causeway Capital Management LLC (“Causeway”)

Causeway’s portfolio managers who manage a sleeve of the International Equity Investments portfolio of the Consulting Group Capital Markets Funds (“Causeway Sleeve”) also provide investment management services to other accounts, including corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Causeway Sleeve, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global equity securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway Sleeve that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Sleeve or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in Causeway’s equity and Messrs. Doyle, Eng, Durkin, Muldoon, Corwith, and Valentini have minority interests in Causeway’s equity.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Delaware Investments Fund Advisers (“Delaware”)

Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account or fund may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

The Dreyfus Corporation (“Dreyfus”)

Dreyfus continually assesses its business for potential conflicts and develops policies and procedures to address those conflicts. Dreyfus Compliance is responsible for ensuring that conflicts are properly addressed and disclosed and that procedures are adequate.

Generally, CIS policy is to make every effort to ensure fair and equitable treatment of accounts in priority of execution of orders, allocation of securities, price obtained in the execution of block trades, timeliness and efficiency in the execution of orders, and accuracy of records with respect to trade execution and maintenance of client account positions.

No client (fund) will be favored over any other client in execution of trades. Aggregation (blocking) of trades will be done if consistent with the expectation of best execution, fund guidelines and the governing investment management agreement.

Cancellations or modifications should occur on the date the trade is placed. Any modifications or cancellations that occur after the trade date must be processed in accordance with Trade Error procedures.

When a trade is placed for more than one fund, CIS may, in its discretion, aggregate orders or block trades when CIS believes this will result in more favorable execution. All CIS funds may participate in a block trade to the extent that it is consistent with the accounts’ investment policy, guidelines and restrictions.

Frontier Capital Management Co., LLC (“Frontier”)

In connection with its management of client accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts of interest may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers. Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts.

HGK Asset Management, Inc. (“HGK”)

Certain inherent conflicts of interest arise from the fact that HGK and its affiliates act on behalf of the Fund and carry on investment activities for other clients, such as other investment funds or accounts sponsored, managed and/or otherwise advised by HGK and/or its affiliates in which the Fund will have no interest. HGK is not under any obligation to devote its full time to the business of the Fund and is only required to devote such time and attention to the affairs of the Fund as it may deem appropriate, in its sole and absolute discretion. HGK and its affiliates provide advice to other investment vehicles and manage other accounts for which they are compensated. Certain of such other investment vehicles and/or accounts may have, investment objectives and utilize strategies similar to the investment objective and strategies of the Fund. In the event a conflict of interest arises, HGK will seek to resolve such conflict in a fair and equitable manner. HGK has adopted policies and procedures to ensure that its trading practices are fair to all clients and that no client or account is unduly favored or disadvantaged over any other.

Jackson Square Partners, LLC (“Jackson Square”)

The payment of a performance fee by some, but not all, clients (and the payment of performance fees at varying rates) may create an incentive for Jackson Square to disproportionately allocate time, services or functions to clients paying performance fees (or clients paying performance fees at a higher rate), or allocate investment opportunities to such clients. Generally, this conflict will be mitigated by our policies and procedures regarding allocation, including that investment opportunities that are appropriate for more than one client will be allocated on an equitable basis. In addition, payment of a performance fee may create an incentive for us to cause an account to make investments that are riskier or more speculative than would be the case if this payment or allocation were not made. It is our intent, however, that all client portfolios will be managed in like fashion, regardless of fee structure.

Client accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. Jackson Square also may advise client accounts with conflicting programs, objectives or strategies. These activities may adversely affect the prices and availability of other securities or instruments held by or potentially considered for one or more client accounts. Jackson Square may also have conflicts in allocating personnel’s time and services among client accounts. Jackson Square will devote as much time to each client account as it deems appropriate to perform its duties in accordance with its investment advisory agreement.

Jackson Square has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Advisers Act. Jackson Square will seek to act in good faith and to treat all clients in a fair and equitable manner over time, regardless of the client’s fee arrangements or the influence of a client or client’s beneficiaries. We will employ various controls to assist in the disclosure and management of potential conflicts of interest and will maintain policies (including the code of ethics and a trade allocation policy) that will be designed to mitigate any such conflicts.

Personal Trading

The code of ethics will require all Jackson Square employees to comply with applicable U.S. federal securities laws at all times. The code of ethics will prohibit personal trading in certain securities if the employee has actual knowledge that the security is being considered for purchase or sale for our clients, certain short-term trading and short sales in certain securities. In addition, the code of ethics will include a 7-day blackout period designed to prevent front-running and various other activities that create conflicts with the interests of clients.

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the fund may invest or that may pursue a strategy similar to the fund’s investment strategy (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, as a series of a registered investment company, the fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

2.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. The portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Fund.

3.	Generally, Lazard and/or some or all of the portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since the portfolio managers do not invest in the Fund.

4.	Certain portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the fund. In addition, certain hedge funds managed by Lazard (but not the Fund’s portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

McDonnell Investment Management, LLC (“McDonnell”)

There are certain inherent and potential conflicts of interest between the Sub-adviser’s management of the Fund and the activities of other accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. A potential conflict of interest may arise as a result of the portfolio manager(s)’ day-to-day management of the Fund. For example, the Sub-adviser does not devote its full time to the management of any one account and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund. While the portfolio manager(s)’ management of other accounts may give rise to the following potential conflicts of interest, McDonnell does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McDonnell believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio manager(s)’ management of the Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund, which may be exacerbated to the extent that McDonnell or the portfolio manager(s) receive, or expect to receive, greater compensation from their management of the other accounts than the Fund. Because of their positions with the Fund, the portfolio manager(s) know the size, timing, and possible market impact of portfolio trades. It is theoretically possible that the portfolio manager(s) could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

There may also be a conflict of interest in the allocation of investment opportunities between the Fund and other accounts, which Sub-adviser advises. Although Sub-adviser will allocate investment opportunities in a manner, which it believes in good faith to be in the best interests of all the accounts involved, and will in general allocate investment opportunities believed to be appropriate for both the Fund and one or more of its other accounts among the Fund and such other accounts on an equitable basis, there can be no assurance that a particular investment opportunity, which comes to the attention of the Sub-adviser, will be allocated in any particular manner. In particular, some of these other accounts may seek to acquire securities of the same issuer as the Fund, or to dispose of investments the Fund is seeking to acquire. In addition, other accounts advised by the Sub-adviser have different investment objectives or considerations than the Fund; thus, decisions as to purchases of and sales for each account are made separately and independently in light of the objectives and purposes of such account. Notwithstanding this theoretical conflict of interest, it is McDonnell’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McDonnell has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time, and in a manner consistent with each account’s investment objectives and related restrictions.

The Sub-adviser may, from time to time, hold on behalf of its clients positions of more than 5% of the debt or equity securities of several issuers. If the Sub-adviser were to decide or be required for any reason to sell one or more of these positions over a short period of time, the Fund might suffer a greater loss due to the concentration of such positions than would be the case, if the Sub-adviser did not take significant interests in any particular issuer.

Notwithstanding anything to the contrary above, the Sub-adviser will resolve all conflicts of interest by exercising the good faith required of fiduciaries.

Metropolitan West Asset Management LLC (“MetWest”)

MetWest’s portfolio managers are responsible for the management of more than one account. Management of more than one account leads to the potential for the allocation of particular transactions in a way that may favor one account over another. The side-by-side management of a fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices, such as the potential for cross-trading between a fund and another account, raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and MetWest have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in fully mitigating such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MetWest receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

•	A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

With respect to securities transactions for the Fund, MetWest determines which broker to use to execute each order, consistent with its duty to seek best execution. MetWest aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MetWest may be limited by clients or by other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MetWest may place separate, non-simultaneous transactions for the Portfolio and another account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and MetWest seek to avoid such potentially conflicting situations. However, when a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MetWest allows its employees to engage in personal transactions. MetWest maintains a Code of Ethics, which includes various controls over personal trading and is reasonably designed to monitor and control the potential conflicts of interest that may arise between managing portfolios and personal investing.

A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

NFJ Investment Group LLC (“NFJ”)

Like other investment professionals with multiple clients, a portfolio manager for a portfolio may face certain potential conflicts of interest in connection with managing both the portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a portfolio and other accounts purchase or sell the same securities. On occasion when a portfolio manager considers the purchase or sale of a security to be in the best interest of a portfolio as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a portfolio or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a portfolio. In addition, investment decisions are the product of many factors in addition to the basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Portfolio managers select the brokers and dealers that are used to execute securities transactions for the portfolio. In addition to executing trades, some brokers and dealers provide NFJ with brokerage and research services (as those terms are denied in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

NFJ’s portfolio managers may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the portfolios and other accounts. In addition, a portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a portfolio or other clients. NFJ’s investment personnel, including each portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the portfolios.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, migrate and oversee areas that could present potential conflicts of interest. Where NFJ receives a research product or service that may also have a non-research use, a potential conflict of interest may arise, since such research product or service may directly benefit NFJ even though it arises in connection with the soft-dollar credits of NFJ’s clients. In such situations, NFJ will, on an annual basis, make a reasonable allocation of the cost of any such mixed-use research product or service according to its use. The portion of the research product or service that provides assistance to NFJ in the investment decision-making process will be paid for with soft-dollar credits while the portion that provides administrative or other non-research assistance will be paid for by NFJ.

In recognition of the value of such research products and services that are provided to NFJ by a particular broker, NFJ may, consistent with its duty to seek best execution, effect securities transactions which may cause a client to pay such broker an amount of commission in excess of the amount of commission paid to another broker. With respect to these arrangements, NFJ generally intends to comply with the “safe harbor” provided by Section 28(e) of the Exchange Act, which permits the use of commissions or “soft dollars” to obtain “brokerage and research” services. NFJ had established a Best Execution Committee which reviews and oversees NFJ’s use of soft dollars. In addition, NFJ has retained Investment Technology Group, Inc. to perform execution analysis of trading.

OppenheimerFunds, Inc. (“OFI”)

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of International Equity Investments. At times, those responsibilities could potentially conflict with the interests of International Equity Investments. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, International Equity Investments’ investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between International Equity Investments and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the

Fund. Not all funds and accounts advised by OFI have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI than the fee structure of International Equity Investments, OFI could have an incentive to favor the other fund or account. However, OFI’s compliance procedures and Code of Ethics recognize OFI’s obligation to treat all of its clients, including International Equity Investments, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Pacific Investment Management Company LLC (“PIMCO”)

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Fund or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PENN Capital Management Co., Inc. (“PENN Capital”)

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or accounts, as is the case for the PENN’s portfolio managers.

The Advisor has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Advisor and the individuals that it employs. For example, the Advisor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Advisor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who manages multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to focus on the investment opportunities for each of those accounts as fully as might be the case if he or she were to devote attention to a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a single fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which could affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Advisor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

Philadelphia International Advisors LP (“PIA”)

PIA may manage other accounts with investment strategies similar to those of the Portfolio, which may suggest the potential for conflicts of interests. In addition, PIA may charge varying fees to different accounts managed by their Team. As with any group of portfolios and accounts managed by an investment advisor pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflicts of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based arrangements. However, PIA does not anticipate that management of other accounts with similar investment strategy or incentive-based fee arrangements would conflict with the management of the Portfolio because conflicts of interest of this type are minimized by PIA’s respective investment management decision-making process and trade allocation policy.

Rutabaga Capital Management LLC (“Rutabaga”)

Rutabaga is a small investment advisory firm (less than ten people) that has concentrated investments in two products, micro cap and small cap equities. Virtually all of the same securities are held across all institutional accounts in each product. Therefore all accounts in each product are managed alike. Material, potential conflicts of interest that could affect the fund’s account along with the management of other small cap accounts is the misallocation of investment opportunities, a change in advisory personnel directly involved in the investment decision making process of the account, lack of understanding of the fund’s most current guidelines, a violation of the personal trading restrictions mandated in the firm’s Code of Ethics or trading the Advisor’s personal monies along with client accounts.

To prevent conflicts of interest that could affect the fund’s account and the other small cap accounts, virtually all trades are allocated pro rata through a trade order management system and any trades that deviate from pro rata allocation are documented. The size of the firm and the team environment in which all client accounts are managed minimizes the possibility that a change in personnel could harm or deviate from client guidelines in the management of the account. For example, all trade order forms given to the trader must be approved by two portfolio managers. Client guidelines are reviewed periodically by the pm/analysts and the CCO. They are accessible to all investment personnel for review at anytime needed in the investment decision making process.

The firm’s Code of Ethics and Statement Against Insider Trading Policy (“The Code”) is a critical part of Rutabaga’s compliance program. Each employee must certify annually that he or she has received, read and understands this Code of Ethics and recognizes that he or she is subject to the Code; has complied with all the requirements of this Code of Ethics. To prevent a conflict of interest in personal trading the CCO conducts periodic discussions throughout the year to review the personal trading policy and conduct of the Code. Each employee is required to complete a personal quarterly trading disclosure form. Preclearance procedures are in place to ensure that all client accounts come before any personal trading activity that could disfavor any client account.

The Advisor does not generally invest in securities for its own account. Personnel of the Advisor may invest their own money in the Rutabaga Micro Cap LP and the Rutabaga Small Cap Fund LP managed by the Advisor. Trades for the Rutabaga Micro Cap LP and the Rutabaga Small Cap Fund LP may be aggregated with trades for other clients. Personnel of the Advisor are not advantaged in any way in the trading of the positions in the Rutabaga Fund relative to any other clients either within or outside of the Rutabaga Fund. All trades are allocated pro rata in the trade order management system.

Schroder Investment Management North America Inc. (“Schroders”)

Whenever the Fund’s portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another portfolio or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Vontobel Asset Management, Inc. (“Vontobel”)

Vontobel’s portfolio manager is responsible for the day-to-day management of Emerging Markets Equity Investments, which is covered by this SAI, other mutual funds, multiple pooled vehicles and institutional accounts. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe from which each portfolio that Vontobel manages is built. The side-by-side management of this Fund and other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, there may not be a sufficient amount of securities available to fulfill the complete allocation of said securities amongst all client accounts.

It is the goal of Vontobel, as a fiduciary, to treat all clients in a fair and equitable manner. Vontobel has designed policies and procedures, including policies and procedures for brokerage and trade allocation. Vontobel believes that the policies and procedures it has implemented are reasonably designed to detect and remedy the types of conflicts associated with managing multiple portfolios.

Wall Street Associates LLC (“Wall Street”)

As a registered investment adviser, and as a fiduciary to Wall Street’s advisory clients, Wall Street has a duty of loyalty to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and in particular, information as to any potential and/or actual conflicts of interests. Part of that loyalty involves periodically conducting a risk-based analysis of the firm and assessing the possible conflicts of interest that exist which are both inherent in the investment management business and particular to the firm. As a result of this analysis, Wall Street has developed policies and procedures reasonably designed to detect, prevent, and correct possible conflicts of interest. Wall Street believes such policies are reflective of the firm’s compliance culture and desire to ensure all clients are treated in a fair and equitable manner.

Wall Street’s Form ADV and Compliance Manual contain full review and disclosure of the firm’s services and possible conflicts of interest. Both are available upon request. Following is an overview of the types of conflicts either inherent to the business or particular to Wall Street:

Allocation of Limited Time and Attention. Funds are managed on a team basis with individual portfolio managers having total discretion over buy and sell decisions within their sector specialty across all portfolios. Wall Street believes that this structure allows each client to receive equal time and attention from portfolio managers and the investment team to the management of accounts.

Performance-Based Fee Accounts. Wall Street views trade allocation planning as a crucial step in its attempt to obtain best execution and in ensuring the fair and equitable treatment of each client account during the trading process. The use of a computerized trade/portfolio management system allows the trading desk to automatically:

•	Screen individual account parameters to ensure compliance with client guidelines and objectives.

•	Check for any cash restraints.

•	“Reserve” the appropriate amount of shares, generally on a pro rata basis, for each account within the selected strategies.

The Trade Allocation plan ensures:

•	Performance-based accounts within a strategy do not get favored over other client accounts within the same strategy.

•	No group of accounts is systematically disadvantaged versus any other group.

•	The proper treatment of “hot issues.”

This typically results in a trade that is fairly and equitably allocated among accounts on either a pro rata or rebalancing (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. Exceptions, however, may occur. Individual account constraints and low cash levels may, from time to time, require a “manual override” of the Allocation Plan by the trading desk. In situations where such constraints exist, trades for the constrained accounts can be changed (e.g., constrained accounts may not obtain shares with the other accounts within the strategy, or may instead only obtain a portion of the shares “reserved” for the constrained account) by direction of the Portfolio Manager.

Allocation of Limited Investment Opportunities. As a manager in the smaller capitalization end of the investment universe Wall Street regularly seeks to obtain thinly traded issues for client accounts. As a result, market conditions may only allow Wall Street to partially obtain the shares sought in an aggregated trade. In such cases, the trading desk follows its Allocation Plan by using its trading/portfolio management system to allocate the “partial fill” to individual accounts on either a pro-rata or “rebalanced” (i.e., effecting a “bunched” trade in such a way as to even out the position sizes among accounts in a strategy) basis. This ensures that no accounts are systematically disadvantaged in their ability to obtain shares. Allocation Plans are then revised to pursue trade execution for the aggregated trade. In the event of small or partial executions that do not spread significantly among accounts, a “random by account” function can be employed by the trading/portfolio management system to reduce transaction costs. Accounts can then be rebalanced on the next appropriate block trade.

Allocation of Initial Public Offerings (IPOs). Wall Street attempts to allocate IPOs in a manner that is fair and equitable to clients. In many instances, IPOs can be allocated to eligible client accounts in much the same way as non-IPOs. Although Wall Street attempts to manage all accounts within specific product strategies equally, IPO offerings may at times be handled differently because of the limited size of IPO shares made available. Upon subscription for an IPO allocation, the appropriate group of eligible accounts to receive the shares is chosen by portfolio managers using factors such as market capitalization, cash availability, allocation size and the eligible account’s current industry/sector weightings. Because actual receipts of IPO shares to Wall Street can be small in size, this may require that shares be reallocated on a random/rotational basis instead of a pro-rata basis to eligible clients with similar investment strategies. This could result in some eligible clients not having an equal opportunity to participate in every IPO investment. In such cases Wall Street attempts to rotate the small IPO allocations among different eligible accounts so as to not systematically disadvantage any eligible account.

Selection of Brokers/Dealers. Broker-dealers are selected on such variables as order flow, research coverage, idea generation, client direction, commission rates charged, volume discounts, financial responsibility, and overall responsiveness. It is the policy of Wall Street that trades not be directed to a particular broker-dealer to compensate that broker-dealer for promoting sub-advised mutual fund shares. Normally, Wall Street does not know which broker-dealers are responsible for selling larger volumes of sub-advised mutual fund shares. As part of its trading policy, Wall Street does not seek disclosure from sub-advised mutual fund Clients as to the volume of fund shares sold or promoted by particular broker-dealers. Additionally, it is the policy of Wall Street sub-advised mutual fund Clients to not disclose such information. To avoid even the appearance of a conflict of interest, Wall Street prohibits: (1) Taking into account a particular broker-dealer’s promotion or the sale of sub-advised mutual fund shares when selecting broker-dealers; and (2) Entering into any agreement or understanding to direct portfolio securities transactions or certain other remuneration to broker-dealers in consideration for the sale of sub-advised mutual fund shares.

Employee Personal Trading. The personal trading and investment activities of employees of investment advisory firms are the subject of various federal securities laws, rules and regulations. Underlying these requirements is the fiduciary capacity in which an investment adviser acts for clients.

A fiduciary has a duty of loyalty to clients which requires that the adviser act for the best interests of the clients and always place the clients’ interests first and foremost.

When investment advisory personnel invest for their own accounts, conflicts of interest may arise between the client’s and the employee’s interests. The conflicts may include taking an investment opportunity from the client for an employee’s own portfolio, using an employee’s advisory position to take advantage of available investments, or front-running, which may be an employee trading before making client transactions, thereby taking advantage of information or using client portfolio assets to have an effect on the market which is used to the employee’s benefit.

Wall Street, as a matter of policy and practice, and consistent with industry best practices and SEC requirements (Rule 204A-1 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and Rule 17j-1 under the 1940 Act, which is applicable if the firm acts as investment adviser to a registered investment company), has adopted a written Code of Ethics covering all supervised persons. Wall Street’s Code of Ethics requires high standards of business conduct, compliance with federal securities laws, reporting and recordkeeping of personal securities transactions and holdings, reviews and sanctions. The Code of Ethics requires pre-clearance of all securities transactions and imposes blackout periods for securities purchased by employees to discourage short-term trading and prevent any possible conflict of interest situations that may arise.

Related Business Opportunities. Wall Street is solely an investment advisory firm and has no other related businesses or affiliates. A copy of Wall Street’s Form ADV, which contains a description of the firm’s business and services is available upon request.

Wells Capital Management Inc. (“WellsCap”)

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset Management Company (“Western”)

Western has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection: Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the sub-adviser or an affiliate has an interest in the account. The sub-adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, the sub-adviser determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western have access to transactions and holdings information regarding client accounts and Western’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western’s compliance monitoring program.

Western may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1—ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Westfield Capital Management Co., L.P. (“Westfield”)

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team. Although we recognize the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of our Marketing/Client Service team to provide input into brokerage selection.

Personal accounts may give rise to conflicts of interest. Westfield’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. As such, Westfield has a financial interest in these funds. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the private funds against other client accounts to ensure procedures have been followed.

PORTFOLIO MANAGER OWNERSHIP DISCLOSURE

As of August 31, 2014 no Portfolio Manager owned shares of any Fund in the Trust.

PURCHASE OF SHARES

Purchases of shares of a Fund through an Investment Advisory Program must be made through a brokerage account maintained with Morgan Stanley. Payment for Fund shares must be made through a brokerage account maintained with Morgan Stanley. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Fund.

Shares of the Funds are available exclusively to participants in an Investment Advisory Program and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Investment Advisory Programs generally provide investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

Shares of the Funds are offered for purchase and redemption at their respective NAV next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group generally is paid directly by the investors purchasing Fund shares based on the recommendation of investment advisers other than the Consulting Group (a division of the Manager), and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of Investment Advisory Program charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.

REDEMPTIONS IN KIND

If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Fund’s NAV per share is calculated by the Fund’s administrator, BBH&Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.

NAV per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined in good faith by consideration of other factors pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Exchange-traded options and futures contracts are valued at the last sale price in the market where such contracts are principally traded or, if no sales are reported, the bid price for purchased and written options. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the mean between the bid and ask price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. An option written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined in good faith pursuant to procedures adopted by the Trustees.

For International Equity Investments and Emerging Markets Equity Investments, the Board has approved the use of a fair value model developed by a pricing service to price foreign equity securities on a daily basis.

Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.

Foreign currency contracts will be valued using the official close price for such contracts on the London Stock Exchange. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as of the close of the London Stock Exchange. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Manager may consult with others, including an independent pricing service retained by the Trust.

The valuation of the securities held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the IRC, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the structured notes and swap agreements in which the Funds may invest are not “securities” within the meaning of the 1940 Act, then the Funds may not be able to meet these requirements. Although the Funds intend to take the position that these instruments are securities for this purpose, the Funds have not asked the Internal Revenue Service (“IRS”) for a ruling and the IRS may not agree with this view. If a Fund does not meet the requirements for definition as a tax-qualified RIC, it will be subject to federal income tax as a regular corporation. The remainder of this tax section assumes that the structured notes and swap agreements in which a Fund may invest are “securities” within the meaning of the 1940 Act.

The Funds and Their Investments

Each Fund intends to continue to qualify in each year as a separate RIC under the IRC. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund maintains 20% or more of the voting power in such issuers and such issuers are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, intends to make the appropriate tax elections, if any, and intends to make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Fund as a RIC.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) marking to market, constructive sales or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

The following chart shows the approximate unused capital loss carryover, on August 31, 2014, by Fund. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains of the Fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. Under the RIC Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC. The carryovers expire as follows:

Fund	Total	2014	2015	2016	2017	2018	2019	2020	Post Act – ST	Post Act – LT
Large Capitalization Value Equity Investments	$276,781,593					$276,781,593
International Equity Investments	$240,498,962					$240,498,962
High Yield Investments	$12,369,440				$6,697,249	$5,672,191
International Fixed Income Investments	$5,158,213					$4,975,707				$182,506

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax (currently at a maximum rate of 35%), and may also be subject to a state tax, on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

However, any dividends paid by Municipal Bond Investments that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.

Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stock for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Receipt of dividends that qualify for the dividends-received deduction may increase a corporate shareholder’s liability, if any, for alternative minimum tax. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of “extraordinary dividends” from a Fund, and to the extent such basis would be reduced below zero, current recognition of income would be required.

Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for shares of a Fund purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with your tax advisors to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how cost basis reporting applies to them.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

If Municipal Bond Investments meets certain requirements, it may pay exempt-interest dividends to its shareholders. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or fewer, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.

Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Medicare Contribution Tax. Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).

Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Any non-U.S. shareholders in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A U.S. withholding tax at a 30% rate is imposed on dividends paid after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.

A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 35% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Restrictions apply regarding wash sales and substitute payment transactions.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning.

Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, New York 10577, serves as the Funds’ distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. The distributor may be deemed to be an underwriter for purposes of the 1933 Act. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

CUSTODIAN AND TRANSFER AGENT

BBH&Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH&Co. holds the Trust’s Fund securities, calculates each Fund’s daily NAV provides various administrative services and keeps all required accounts and records. For its custody services, BBH&Co. receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a transfer agent and shareholder services to the Trust to render certain shareholder record keeping and accounting services.

BNY Asset Servicing, located at BNY Mellon Center, 201 Washington Street Boston, MA 02108-4408, provides shareholder services to the Trust, with respect to maintenance of Morgan Stanley accounts.

FINANCIAL STATEMENTS

The Trust’s Annual Report for the fiscal year ended August 31, 2014, is incorporated herein by reference in its entirety. The Annual Report was filed on November 10, 2014, Accession Number 0001193125-14-406063.

APPENDIX A—RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Standard & Poor’s Ratings Service (“Standard & Poor’s”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)— Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-1

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)— Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings

SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature —VRDO.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

A-2

APPENDIX B

CONSULTING GROUP CAPITAL MARKETS FUNDS

Proxy Voting Policies and Procedures Pursuant to Rule 38a-1

Under the Investment Company Act of 1940

Rules Summary:

The proxy voting rules are designed to mitigate conflicts of interest for anyone voting a proxy—whether the person/entity voting a proxy on behalf of CGCM is the Manager, Sub-adviser, or a third-party.

Rule 30b1-4 under the Investment Company of 1940, as amended, (“1940 Act”) requires CGCM to file an annual report on Form N-PX not later than August 31 of each year, containing the Registrant’s proxy voting record for the most recent twelve month period ended June 30.

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers, that exercise voting authority with respect to client securities, to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. And they must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

Item 13(f) of Form N-1A requires an investment company to include a description of its proxy voting policies and procedures (or, alternatively, a copy of the policies and procedures themselves) in its SAI.

Items 22(b)(7) and 22(c)(5) of Form N-1A require an investment company to disclose in each annual and semi-annual report transmitted to shareholders that a description of the policies and procedures that the investment company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the investment company’s website, if applicable; and (iii) on the SEC’s website at www.sec.gov.

Items 13(f), 22(b)(8), and 22(c)(6) of Form N-1A require an investment company to disclose in each registration statement and annual and semi-annual report that information regarding how the investment company voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the investment company’s website at a specified Internet address; or both; and (ii) on the SEC’s website at www.sec.gov.

Policy:

It is CGCM’s policy for all proxies to be voted in the best interests of shareholders. The Trust’s administrator has primary responsibility for obtaining proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with these parties to compile and file Form N-PX on behalf of the Trust.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Manager and Sub-advisers, as applicable, subject to the Trustees’ general oversight. As a matter of policy, CGCM requires its Sub-advisers to vote all proxies. The Trust’s administrator is not responsible for verifying the substantive accuracy of the information provided by the Manager, Sub-advisers or third-party service providers with respect to any fund’s proxy voting record. In delegating proxy responsibilities, the Trustees have directed that proxies be voted consistent with the Trust and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Manager and Sub-advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Manager, Sub-advisers and their affiliates. In the event that a Sub-advisers does not vote a proxy, the Manager’s Proxy Voting Procedures requires ISS, a third-party, to: 1) review the proxy; 2) provide advice on how to vote the proxy, and; 3) vote in accordance with its recommendation.

The Proxy Voting Procedures are provided in Appendix B of this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the SEC’s website at www.sec.gov and (2) publicly available Smith Barney internet website at www.morganstanley.com/cgcm.

Procedures:

These procedures are intended to document how the Trust complies with the requirements and restrictions of the 1940 Act and the Advisers Act, and the rules and forms thereunder, with respect to the disclosure of proxy voting records, including the annual filing of proxy voting records on Form N-PX.

1. Web-Based Platform

Proxy voting history will be available on a publicly available Morgan Stanley internet website: (www.morganstanley.com/cgcm).

2. Filing on Form N-PX

The Administrator has the primary responsibility for obtaining the proxy voting information from Sub-advisers and/or their third-party service providers, when necessary, and for coordinating with the Vendor to produce the proxy voting records needed to file Form N-PX on behalf of the Trust. The Trust’s administrator is responsible for beginning the process of gathering such information promptly after June 30 of each year.

The Administrator is responsible for preparing and filing the funds’ reports on Form N-PX in a timely manner. Upon receipt of proxy voting record information from Operations and/or the Vendor, the Administrator will coordinate review, as appropriate, to confirm that the correct entities are covered for the correct periods, and that sufficient information is provided to satisfy the legal requirements for filing on Form N-PX. In connection with any follow-up requests, the Administrator will coordinate between the Manager, any Sub-advisers and their third-party service providers (as applicable), and the Vendor. The Trust’s administrator is responsible for maintaining appropriate records with respect to Form N-PX filings it makes on behalf of the Trust.

3. Reporting

The Manager will provide, or cause ISS to provide, to the Trust’s administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX or other required SEC filings including the items set forth below under “Recordkeeping.” In connection with the Trustees’ annual review of the Funds’ proxy voting process, the Manager will provide, or cause ISS to provide, any information reasonably requested by the Board of Trustees.

4. Recordkeeping

The Manager will keep and maintain the following records:

1)	a copy of the Proxy Voting Procedures;

2)	a copy of the ISS Proxy Guidelines;

3)	copies of all proxy statements received regarding underlying portfolio securities held by the Funds (hard copies maintained by ISS or electronic filings from the SEC’s EDGAR system);

4)	identification of each proxy’s issuer including the exchange ticker and CUSIP number (if available);

5)	a record of all votes cast on behalf of the Funds;

6)	copies of any documents used or prepared by the Manager in order to make a decision as to how to vote proxies or that memorialized the basis for the voting decision;

7)	written requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Funds; and

8)	written responses by the Manager to any requests from the Funds’ shareholders for information as to how the Manager voted proxies for the Fund.

These records and other items shall be maintained in an easily-accessible place for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in the office of the Manager. Certain records will also be maintained by ISS.

Consulting Group Capital Markets Funds

Sub-Advisers

Fund	Sub-adviser
Large Capitalization Growth Investments	Frontier Capital Management Co., LLC Jackson Square Partners, LLC Wells Capital Management, Inc. Westfield Capital Management Co., L.P.

Large Capitalization Value Equity Investments	Artisan Partners Limited Partnership Cambiar Investors, LLC HGK Asset Management, Inc NFJ Investment Group LLC

Small Capitalization Growth Investments	Wall Street Associates Westfield Capital Management Co., L.P.

Small Capitalization Value Equity Investments	Delaware Investments Fund Advisers NFJ Investment Group LLC Rutabaga Capital Management LLC

International Equity Investments	Causeway Capital Management LLC OppenheimerFunds, Inc. Philadelphia International Advisors LP Schroder Investment Management North America Inc.

Emerging Markets Equity Investments	Lazard Asset Management LLC Vontobel Asset Management, Inc.

Core Fixed Income Investments	BlackRock Financial Management, Inc. Metropolitan West Asset Management LLC Pacific Investment Management Company LLC Western Asset Management Company

High Yield Investments	PENN Capital Management Co., Inc. Western Asset Management Company

International Fixed Income Investments	Pacific Investment Management Company LLC

Municipal Bond Investments	McDonnell Investment Management, LLC

Money Market Investments	The Dreyfus Corporation

To facilitate locating a sub-adviser’s proxy voting policy, they are included below alphabetically by sub-adviser name.

Artisan Partners Proxy Voting Policy

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

•	Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

•

No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy

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voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

•	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:

•	No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•	Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

•	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

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Administration

•	Designation of Proxy Administrators. Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

•	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

•	Notification of Custodian and ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

•	ISS Reports on Pending Proxy Solicitations. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

•	Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

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Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described in 7.F. below will be followed.

•	Voting Analysis. ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations.

•	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

•	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•	For all other votes (identified as discretionary items in the Guidelines):

•	the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict to the investment team and ask whether the potential conflict has influenced the team’s voting recommendation. The Proxy Administrator will also notify the investment team(s) that the Proxy Committee will make a final voting recommendation, which may differ from the investment team’s recommendation.

•	The Proxy Administrator will complete the form attached hereto as Appendix B with the team’s recommended vote. The Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

•	In the absence of a conflict of interest, the Committee member will generally follow the team’s recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•

If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the committee may instruct the firm’s proxy voting administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan

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Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

•	For votes of particular interest to an investment team:

•	from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the team’s recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from the provider and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

•

Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such

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information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

•	Records – Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

2.	For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

•	Records – General. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

•	Records – Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Artisan Partners Limited Partnership	Proxy Voting Policy
Trading Operations Group
Revised: Final 08/12/2014

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Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A	Proxy Voting Guidelines

Appendix B	Proxy Voting Committee Review Form

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APPENDIX A

Proxy Voting Guidelines

1

2

3

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.	Reliance on Information Provided by and Due Diligence of ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.	Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.	Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.	Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A.	Operational Items.

1.	Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.	Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

5.	Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting. Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.	Electronic Meetings of Shareholders. Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

•	An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.	Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports. Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.	Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.	Transact Other Business or Grant a Blank Proxy. Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.	Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares. Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (“AGM”);

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•	discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•	adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser. Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

18.	Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

B.	Board of Directors

1.	Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•	Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Votes to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•	With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•	In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.	Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.	Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.	Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.	Cumulative Voting. Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.	Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Director Resignations. Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits. Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements. Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.	Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.	Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.	Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.	Control Share Cash-Out Provisions. Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.

Disgorgement Provisions. Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.	Freeze-Out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.	Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.	Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.	Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.	General Issuances of Equity or Equity-Linked Securities

Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.	Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.	Reissuance of Repurchased Shares

Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares

Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

10.	Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors.

3.	Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Advisory Vote on Say on Pay Frequency. Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth.

5.	Executive Death Benefits (Golden Coffins). Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.	Social and Environmental Issues. Vote with management on shareholder proposals related to social and environmental issues. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

H.	Bundled Proposals (Routine Items Only). Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.	Shareholder Proposals. Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals regarding social and environmental issues, which shall be voted in accordance with Section III.G, and shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Board of Directors

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.	Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.	Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.	Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications. Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

C.	Proxy Contests

1.	Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.	Non-Director Voting Items. Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.	Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

D.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

2.	Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.	Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

12.	Exclusive Venue. Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

E.	Antitakeover Defenses

1.	Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.	Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.	Poison Pills (Shareholder Rights Plans). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•	Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.	Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

F.	State or Country of Incorporation

1.	State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.	Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

G.	Capital Structure

1.	Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2.	Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.	Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

4.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

H.	Executive and Director Compensation

1.	Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.	Compensation Plans (Management “Say on Pay”). Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3.	Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY- CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4.	Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price

•	Participants

6.	Employee Stock Purchase Plans. Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

7.	Incentive Bonus Plans and Tax Deductibility Proposals. Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

8.	Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.	Bonus Banking/Bonus Banking “Plus”. Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

I.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

APPENDIX B

Proxy Voting Committee

Meeting Review

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners’ Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team’s recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. A member of the Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to at least one member of the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team’s recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to a member of the Proxy Voting Committee.

PART I
Issuer	Identified Issuer?
Meeting Date:	Administrator:
Share blocking?
Strategies:

PART II
Routine Items:
Non Routine Items:
Notes:

PART III
Describe below the final voting recommendation of all items.

FOR:
AGAINST:

B-1

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

[1]	U.S. iShares Funds have adopted a separate Proxy Voting Policy.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

BlackRock

Global corporate governance & engagement principles

June 2014

Global corporate governance and engagement principles

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Global corporate governance and engagement principles

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

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Global corporate governance and engagement principles

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

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Global corporate governance and engagement principles

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	supporting and overseeing management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

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Global corporate governance and engagement principles

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Global corporate governance and engagement principles

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

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Global corporate governance and engagement principles

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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Global corporate governance and engagement principles

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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Global corporate governance and engagement principles

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•	BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate

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Global corporate governance and engagement principles

Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•	BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•	BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•	In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.

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Global corporate governance and engagement principles

As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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October 2014

Objective:

The objective of Cambiar Investors, LLC’s proxy voting process is to maximize the long-term investment performance of our clients.

Policy:

Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar’s policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

Proxy Voting Procedure:

The procedure for processing proxy ballots is as follows:

1.	Cambiar should review a new client’s Investment Advisory Agreement to determine whether it is responsible for voting proxies.

2.	Relevent custodians are directed to send all proxy material to Cambiar for clients for whom Cambiar retains proxy voting authority. Cambiar has retained Glass Lewis & Co. to provide independent research. Cambiar votes proxies through Broadridge’s Proxy Edge platform.

3.	The Proxy Administrator reviews the research provided by Glass Lewis & Co. for each company meeting and each proposal. If Glass Lewis’ recommendations agree and favor management, Cambiar votes according to management’s recommendations.

4.	If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager/Analyst responsible for the investment and vote per the Portfolio Manager/Analyst’s recommendations.

Where a material conflict of interest has been identified, Cambiar will vote based on Glass Lewis’s recommendation to ensure the best economic interests of its clients are met.

5.	Cambiar keeps a record of all accounts and proxies voted and provides monthly and/or quarterly reports as required through the Proxy Edge platform.

6.	On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.

7.	Copies of this procedure can be obtained free of charge by:

•	calling Cambiar Investors, LLC toll-free at 888-673-9950 or

•	by visiting our web site or

•	by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

Redefining Value Since 1973 | cambiar.com

2401 E. Second Ave. #500, Denver, CO 80206   |   tel  303.302.9000   toll  1.888.673.9950   fax  303.302.9051

8.	Cambiar clients may obtain proxy voting records for their accounts free of charge by:

•	calling 888-673-9950 or

•	by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

•	for the Cambiar Fund shareholders, by visiting our web site at www.cambiar.com (typically records are available by August 31 each year for the previous 12 month period ended June 30)

Class Action Procedures:

Cambiar has engaged a third party class action claims service, Class Actions Claims Management, to provide securities class action research and proof of claim filing services for our clients. Class Action Claims Management shall participate in all relevant class actions.

Redefining Value Since 1973 | cambiar.com

2401 E. Second Ave. #500, Denver, CO 80206   |   tel  303.302.9000   toll  1.888.673.9950   fax  303.302.9051

CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund (the “Value Fund”), Causeway Global Value Fund, Causeway Emerging Markets Fund (the “EM Fund”), and Causeway International Opportunities Fund (the “Opportunities Fund”) (collectively, the “Funds”), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”). Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses RiskMetrics for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

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Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

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•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•	social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

The Opportunities Fund primarily invests its assets in the Value Fund and the EM Fund. If the Opportunities Fund receives proxies from the Value Fund or the EM Fund, as a shareholder of such Funds, Causeway intends to vote such proxies in proportion to the vote of all other shareholders of the Value Fund and EM Fund.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

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The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.

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In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

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DELAWARE MANAGEMENT

BUSINESS TRUST

Proxy Voting Policies and Procedures

February 2014

Introduction

Delaware Management Business Trust (“DMBT”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). DMBT consists of the following series of entities: Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Delaware Asset Advisers, Delaware Alternative Strategies, and Delaware Investments Fund Advisers (each, an “Adviser” and, together with DMBT, the “Advisers”). The Advisers provide investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between an Adviser and its client or as a result of some other type of specific delegation by the client, the Advisers are often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such clients. Also, clients sometimes ask the Advisers to give voting advice on certain proxies without delegating full responsibility to the Advisers to vote proxies on behalf of the client. DMBT has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that each Adviser votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that the Advisers vote client proxies in accordance with the Procedures and in the best interests of clients, DMBT has established a Proxy Voting Committee (the “Committee”) that is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons in DMBT: (i) one representative from the legal department; and (ii) five representatives from the portfolio management department. The person(s) representing each department on the Committee may change from time to time. The Committee will meet as necessary to help DMBT fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow the Advisers to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by

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the Advisers. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, DMBT will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, DMBT has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc. Both ISS and the client’s custodian monitor corporate events for DMBT. DMBT gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately a monthly basis, DMBT will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of DMBT’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with DMBT’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS will create a record of the vote in order to help the Advisers comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides DMBT with its own recommendation on a given proxy vote, DMBT will forward the client’s recommendation to ISS who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS’s proxy voting activities for DMBT’s clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS, the Committee will periodically review ISS’s conflict of interest procedures and any other pertinent procedures or representations from ISS in an attempt to ensure that ISS will make recommendations for voting proxies in an impartial manner and in the best interests of the Advisers’ clients. There may be times when an Adviser believes that the best interests of the client will be better served if the Adviser votes a proxy counter to ISS’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client.

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The Advisers will attempt to vote every proxy which they or their agents receive when a client has given the Adviser the authority and direction to vote such proxies. However, there are situations in which the Adviser may not be able to process a proxy. For example, an Adviser may not have sufficient time to process a vote because the Adviser or its agents received a proxy statement in an untimely manner, or the Adviser may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS, and relationships with multiple custodians can help to mitigate a situation where an Adviser is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors the Advisers may consider is the quality and depth of the company’s management. As a result, DMBT believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, DMBT’s votes are cast in accordance with the recommendations of the company’s management. However, DMBT will normally vote against management’s position when it runs counter to the Guidelines, and DMBT will also vote against management’s recommendation when such position is not in the best interests of DMBT’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of DMBT may not be influenced by outside sources who have interests which conflict with the interests of DMBT’s clients when voting proxies for such clients. However, in order to ensure that DMBT votes proxies in the best interests of the client, DMBT has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which DMBT receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help DMBT vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for DMBT to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for DMBT from the proxy voting process. In the limited instances where DMBT is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving DMBT or affiliated persons of DMBT. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has

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actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with DMBT’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS’s original recommendation. Documentation of the reasons for voting contrary to ISS’s recommendation will generally be retained by DMBT.

Availability of Proxy Voting Information and Recordkeeping

Clients of DMBT will be directed to their client service representative to obtain information from DMBT on how their securities were voted. At the beginning of a new relationship with a client, DMBT will provide clients with a concise summary of DMBT’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of DMBT’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

DMBT will also retain extensive records regarding proxy voting on behalf of clients. DMBT will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of DMBT’s clients (via ISS); (iv) records of a client’s written request for information on how DMBT voted proxies for the client, and any DMBT written response to an oral or written client request for information on how DMBT voted proxies for the client; and (v) any documents prepared by DMBT that were material to making a decision as to how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of DMBT.

Proxy Voting Guidelines

The following Guidelines summarize DMBT’s positions on various issues and give a general indication as to how the Advisers will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although the Advisers will usually vote proxies in accordance with these Guidelines, the Advisers reserve the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, the Adviser determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. In

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particular, the Guidelines for non-U.S. portfolio securities below includes more general proxy voting policies of broad application as compared to the Guidelines for U.S. portfolio securities. Certain countries have market-specific proxy voting policies that are utilized by ISS when it makes recommendations for voting proxies for securities from that country because of differentiating legal or listing standards or other market-specific reasons. DMBT can provide these market-specific proxy voting guidelines upon request. Lastly, to the extent that the Guidelines do not cover potential voting issues, the Advisers will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. DMBT’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities, and by the types of issues that could potentially be brought up in a proxy statement:

U.S. Portfolio Security Voting Issues

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Generally vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Generally vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

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Generally vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Generally vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement – the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Generally WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

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•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.	Responsiveness: Directors should respond to investor input, such as expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to execute management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Generally vote FOR director nominees, except under the following circumstances noted in section 2.1 – 2.4.

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2.1 Board Accountability

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses:

•	Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

•	Director Performance Evaluation: The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is generally measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder- approved poison pill.

•	Poison Pills:

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Generally vote AGAINST or WITHHOLD votes every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and generally vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

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•	The board makes a material adverse change to an existing poison pill without shareholder approval.

•	Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer‘s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

•	Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

•	Generally vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

•	In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

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•	The board exhibits a significant level of poor communication and responsiveness to shareholders;

•	The company fails to submit one-time transfers of stock options to a shareholder vote; or

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

•	Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

•	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

•	Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.2 Board Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

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•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

2.3 Director Independence

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

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•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	Independent directors make up less than a majority of the directors.

2.4 Director Composition

Attendance at Board and Committee Meetings:

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attended less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing.

Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than six public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

2.5 Other Board-Related Proposals

2.5a Age/Term Limits

Generally vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Generally vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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2.5b Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.5c Classification/Declassification of the Board

Generally vote AGAINST proposals to classify (stagger) the board.

Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

2.5d CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

2.5e Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

2.5f Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection.

Generally vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

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•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

2.5g Establish/Amend Nominee Qualifications

Generally vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to the degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

2.5h Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself.

However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector;

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•	The scope and structure of the proposal.

2.5i Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.5j Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

•	The company maintains the following counterbalancing governance structure:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

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•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.5k Majority of Independent Directors/Establishment of Independent Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

2.5l Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.5m Proxy Access Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

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•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

2.5n Require More Nominees than Open Seats

Generally vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.5o Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2.5p Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

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When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

2.5q Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

3.1 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

3.2 Amend Bylaws without Shareholder Consent

Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

3.3 Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the

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policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

3.4 Control Share Acquisition Provisions

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

3.5 Control Share Cash-Out Provisions

Generally vote FOR proposals to opt out of control share cash-out statutes.

3.6 Disgorgement Provisions

Generally vote FOR proposals to opt out of state disgorgement provisions.

3.7 Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

3.8 Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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3.9 Freeze-Out Provisions

Generally vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

3.10 Greenmail

Generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.11 Net Operating Loss (NOL) Protective Amendments

Generally vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.12 Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

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•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, generally vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Generally vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below five percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

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•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

3.13 Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

3.14 Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

3.15 Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

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•	Shareholder support of and management’s response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

3.16 Shareholder Ability to Call Special Meetings

Generally vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

3.17 Stakeholder Provisions

Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

3.18 State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

3.19 Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

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•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

4. Capital/Restructuring

4.1 Capital

4.1a Adjustments to Par Value of Common Stock

Generally vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Generally vote FOR management proposals to eliminate par value.

4.1b Common Stock Authorization

Generally vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Generally vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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4.1c Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

4.1d Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

4.1e Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

4.1f Preferred Stock Authorization

Generally vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Generally vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

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•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

4.1g Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

4.1h Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines

4.1i Share Repurchase Programs

Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

4.1j Stock Distributions: Splits and Dividends

Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares,equal

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to or less than the allowable increase calculated in accordance with the Common Stock Authorization guidelines.

4.1k Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

4.2 Restructuring

4.2a Appraisal Rights

Generally vote FOR proposals to restore or provide shareholders with rights of appraisal.

4.2b Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

4.2c Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

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•	Conflicts of interest.

4.2d Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

4.2e Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

4.2f Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2g Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

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•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

4.2h Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

4.2i Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

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•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

4.2j Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Generally vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

4.2k Mergers and Acquisitions

Vote CASE—BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

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•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

4.2l Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dissolution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

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•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium.

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Generally vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

4.2m Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

4.2n Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

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Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the

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combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

4.2o Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

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4.2p Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

5. Compensation

5.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

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5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

5.1a Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Generally vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Generally vote AGAINST an equity plan on the ballot if:

•	A pay-for-performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

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Pay-for-Performance Evaluation

Evaluate alignment between pay and performance over a sustained period With respect to companies in the Russell 3000 index, this analysis considers the following:

•	Peer Group Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods;

•	The multiple of the CEO’s total pay relative to the peer group median.

•	Absolute Alignment -the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies misaligned pay and performance are otherwise suggested, the analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

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Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following may be considered:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	Change-in-control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

5.1b Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Generally vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

5.1c Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

5.2 Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Generally vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three-year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

5.2a Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, generally vote FOR the plan if certain factors are met (see Director Compensation section).

5.2b Repricing Provisions

Generally vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

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Also, generally vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Generally vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

5.2c Pay-for- Performance Misalignment- Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, generally vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

5.2d Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceed their burn rate caps. Burn rate caps are calculated as the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, generally vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

5.2e Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change- in-control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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5.2f Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, generally vote AGAINST the plan.

5.3 Other Compensation Plans

401(k) Employee Benefit Plans

Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code;

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•	Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Generally vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders; or

•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

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•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

Transfer Stock Option (TSO) Programs

One-time Transfers: Generally vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

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Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Generally vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

5.4 Director Compensation

5.4a Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

Generally vote FOR the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

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•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees and equity grants.

5.4b Non-Employee Director Retirement Plans

Generally vote AGAINST retirement plans for non-employee directors.

Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

5.5 Shareholder Proposals on Compensation

5.5a Advisory Vote on Executive Compensation (Say-on-Pay)

Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

5.5b Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

5.5c Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

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•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

5.5d Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

5.5e Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Generally Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

5.5f Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

5.5g Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

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•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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5.5h Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

5.5i Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

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•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

5.5j Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

5.5k Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

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5.5l Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error or if senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, the following factors will be taken into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent;

•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

•	Any other relevant factors.

5.5m Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the

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change in control. Change in control is defined as a change in the company ownership structure.

5.5n Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

5.5o Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

5.5p Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

5.5q Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity. The following factors will be considered:

•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. Social/Environmental Issues

6.1 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the porposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

6.2 Animal Welfare

6.2a Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

6.2b Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

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•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

6.2c Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

6.3 Consumer Issues

6.3a Genetically Modified Ingredients

Generally vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. Labeling of products with GE ingredients is best left to appropriate regulators/authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The potential impact of such labeling on the company’s business;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to eliminate GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulation.

6.4 Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

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•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

6.5 Pharmaceutical Pricing, Access to Medicines, and Prescription Drugs Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential burden and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

6.6 Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and

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monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

6.7 Tobacco—Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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6.8 Climate Change and the Environment

6.8a Climate Change/ Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

6.9 General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

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•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

6.9a Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

6.9b Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

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•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

6.9c Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

6.9d Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable and methods of program implementation prescribed by the proposal;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

6.9e Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

6.10 Diversity

6.10a Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

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•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

6.10b Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

6.10c Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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6.11 General Corporate Issues

6.11a Charitable Contributions

Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

6.11b Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

6.11c Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Generally vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However the following will be considered:

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•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issures are addressed.

6.12 International Issues, Labor Issues, and Human Rights

6.12a Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

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•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

6.12b Data Security, Privacyand Internet Issues

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

6.12c Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

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•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

6.12d Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

6.12e Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

6.12f Weapons and Military Sales

Foreign Military Sales/Offsets

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Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

6.13 Sustainability

6.13a Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

6.14 Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

7.1 Election of Directors

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Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

7.2 Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

7.3 Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

7.4 Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

7.5 Approving New Classes or Series of Shares

Generally vote FOR the establishment of new classes or series of shares.

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7.6 Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

7.7 1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

7.8 Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

7.9 Change Fundamental Investment Objective to Nonfundamental

Vote CASE-BY-CASE on proposals to change a fund’s fundamental investment objective to non-fundamental.

7.10 Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

7.11 Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

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•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

7.12 Business Development Companies–Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Generally vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

7.13 Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

7.14 Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Generally vote AGAINST any of the following changes:

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•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

7.15 Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

7.16 Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote CASE-BY-CASE on proposals authorizing the board to hire or terminate subadvisors without shareholder approval after considering appropriate factors in connection therewith.

7.17 Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

7.18 Master-Feeder Structure

Generally vote FOR the establishment of a master-feeder structure.

7.19 Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

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•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

7.20 Shareholder Proposals for Mutual Funds

7.20a Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

7.20b Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

7.20c Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

8. Foreign Private Issuers Listed on U.S. Exchanges

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Generally vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to non-U.S. Proxy Voting Guidelines.

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All other voting items will be evaluated using non-U.S. Proxy Voting Guidelines.

Non-U.S. Portfolio Security Voting Issues

8.1 Operational Items.

8.1a Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

8.1b Appointment of Auditors and Auditor Fees

Generally vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

8.1c Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or (re)election of statutory auditors, unless:

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•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

8.1d Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

8.1e Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

8.1f Change in Company Fiscal Term

Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

8.1g Lower Disclosure Threshold for Stock Ownership

Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

8.1h Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

8.1i Transact Other Business

Generally vote AGAINST other business when it appears as a voting item.

8.2 BOARD OF DIRECTORS

8.2a Director Elections

Generally vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

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•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Generally vote AGAINST the election of directors at all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

8.2b Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, vote on a case-by-case basis determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote AGAINST or withhold from directors individually, on a committee, or the entire board, due to:

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•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company:

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

8.2c Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

•	Any legal procedures (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

8.2d Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify external auditors.

8.2e Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

8.3 CAPITAL STRUCTURE

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8.3a Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent (or a lower limit if local markets best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

8.3b Increases in Authorized Capital

Generally vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

8.3c Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

8.3d Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

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8.3e Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

8.3f Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

8.3g Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

8.3h Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

8.3i Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

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•	A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. May support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	A duration of no more than 18 months.

In addition, generally vote AGAINST any proposal where:

•	The repurchase can be used for takeover defense;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

8.3j Reissuance of Repurchased Shares

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

8.3k Capitalization of Reserves for Bonus Issues/Increase in Par Value

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

8.4 COMPENSATION

8.4a Executive compensation-related proposals

Evaluate management proposals seeking ratification of a company’s executive compensation-related items on a CASE-BY-CASE basis, and generally recommend a vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

•	Provide shareholders with clear and comprehensive compensation disclosures:

•	Information on compensation-related proposals shall be made available to shareholders in a timely manner;

•	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

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•	Companies shall adequately disclose all elements of the compensation, including:

•	Any short- or long-term compensation component must include a maximum award limit.

•	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

•	Discretionary payments, if applicable.

•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

•	The structure of the company’s short-term incentive plan shall be appropriate.

•	The compensation policy must notably avoid guaranteed or discretionary compensation.

•	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.

•	Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity-based plans; and

•	For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

•	The balance between short- and long-term variable compensation shall be appropriate

•	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

•	Avoid arrangements that risk “pay for failure”:

•	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

•	There shall be a clear link between the company’s performance and variable awards.

•	There shall not be significant discrepancies between the company’s performance and real executive payouts.

•	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

•	Significant pay increases shall be explained by a detailed and compelling disclosure.

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•	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

•	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

•	Maintain an independent and effective compensation committee:

•	No executives may serve on the compensation committee.

•	In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, generally recommend a vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

8.4b Non-Executive Director Compensation

1. Avoid inappropriate pay to non-executive directors.

Generally recommend a vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Generally recommend a vote AGAINST where:

•	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

•	Proposed amounts are excessive relative to other companies in the country or industry.

•	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

•	Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

•	Proposals introduce retirement benefits for non-executive directors.

And recommend a vote on a CASE-BY-CASE basis where:

•	Proposals include both cash and share-based components to non-executive directors.

•	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

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8.4c Equity-based compensation Guidelines

Generally recommend a vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

•	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under challenging criteria;

•	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

•	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

•	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Finally, for large- and mid-cap companies, the company’s average three year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

8.4d Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, generally vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a CASE-BY CASE basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

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8.5 OTHER ITEMS

8.5a Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

8.5b Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

8.5c Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

8.5d Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

8.5e Expansion of Business Activities

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Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

8.5f Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

8.5g Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

8.5h Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

8.5i Social/Environmental Issues

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor covered standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

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•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

9. Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be based on the expectation that companies call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day’s notice, generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, do not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, generally consider a vote AGAINST the enabling authority for the coming year.

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Summary of the Proxy Voting Policy, Procedures and Guidelines of The Dreyfus Family of Funds

The board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in a fund’s portfolio. Dreyfus, through its participation in BNY Mellon’s Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes an adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC’s written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus’ website, by the following August 31st, at www.dreyfus.com and on the SEC’s website at www.sec.gov on a fund’s Form N-PX.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting

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for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it has provided Frontier with any changes in proxy voting guidelines.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

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1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier may satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier may satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

April 2014

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PROXY VOTING

HGK has a responsibility to vote proxies for portfolio securities in a manner consistent with the best interests of its clients. The following policies and procedures address HGK’s responsibility to receive and vote client proxies, address any potential conflicts of interest, make information available to clients about the voting of proxies for their portfolio securities and maintain relevant and required records.

1.	Voting Authority

a.	HGK shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority has been expressly delegated to others or reserved to the trustee or other named fiduciary of a client account. HGK’s authority to vote the proxies of its clients is generally established through investment management agreements or comparable documents.

b.	HGK will not decline to vote proxies except in extraordinary circumstances where HGK believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations.

c.	The gathering and voting of proxies is coordinated through the CCO. Research analysts and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

2.	Voting Guidelines. In general, HGK will vote proxies in accordance with the Taft-Hartley Guidelines established by Glass Lewis & Co (the “Taft-Hartley Guidelines”), as the same may be amended from time to time.

a.	While the Taft-Hartley guidelines are intended to provide a standard for voting proxies, each vote will ultimately be cast by HGK on a case-by-case basis, taking into consideration HGK’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote.

b.	In cases where proxies present issues not addressed by the Taft-Hartley Guidelines, or where HGK determines that such Guidelines should be overridden, HGK’s will vote such proxies with a view towards maximizing the value of the assets of managed accounts for the benefit of the accounts’ ultimate owners/beneficiaries.

c.	HGK may vote proxies related to the same security differently for different clients.

3.	Voting Records & Client Notification.

a.	A complete record and file of all votes cast shall be maintained by the CCO for the period prescribed by the Advisers Act. The CCO will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by HGK that were material to making a decision how to vote proxies and a log of proxy requests and responses.

b.	A proxy log shall be maintained by the CCO that includes the issuer name, exchange ticker symbol, security identifier, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer’s management team.

c.	Upon request, HGK will provide clients with information with regard to the manner in which their proxies were voted, as well as a copy of these policies and procedures. In addition, a description of these policies and procedures shall be included in HGK’s Disclosure Brochure on Form ADV Part 2A.

4.	Identifying Potential Conflicts of Interest. HGK seeks to identify any material conflicts that may arise between the interests of HGK and its clients with respect to HGK’s proxy voting activities in accordance with the following procedures. Any material conflict so identified will generally be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of an independent third party (currently Broadridge).

a.	All relevant proxies are reviewed by the CCO for potential material conflicts of interest. Issues to be reviewed may include

i.	whether HGK manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

ii.	whether HGK, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship (i) with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), (ii) with an officer, director or other executive person at the issuer, (iii) with a candidate for election to the board of the issuer, or (iv) with a shareholder proponent;

iii.	whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or

iv.	whether an affiliate of HGK has a conflict as described above which is known to HGK’s voting persons.

b.	Conflicts of this nature will generally be considered material. If the conflict pertains to an individual voting person that person will be excluded from the vote determination process in order to shield HGK and other voting persons from the conflict, provided that the CCO determines that the other voting persons can vote in a manner that is independent from the influence of conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of an independent third party. Any time a material conflict is identified, the CCO will maintain records of the nature of the conflict, mitigating actions taken, the actual vote and the basis for the vote determination.

GLASS LEWIS & Co.

PROXY PAPER™ GUIDELINES

2014 PROXY SEASON

TAFT-HARTLEY POLICY

AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of its Taft-Hartley clients relevant to the unique fiduciary responsibility of Taft-Hartley investors. These guidelines are fully compliant with the fiduciary voting responsibilities of the Taft-Hartley Labor Act as well the fiduciary duty imposed by ERISA requiring a plan sponsor to protect a labor funds’ assets. The guidelines are consistent with the both AFL-CIO guidelines and its annual Key Vote Survey. In addition to the standard extensive review of the financial and corporate governance issues implicated in voting proxies at portfolio companies, the guidelines include careful review of companies’ labor practices including compliance with EEOC, company treatment of union members and union members’ job site safety.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

These guidelines complement the standard level of analysis Glass Lewis conducts of directors and their performance by reviewing company’s employment practices in evaluating director performance to determine whether to support various shareholder proposals. Consistent with this evaluation, the guidelines supports proposals relating to regulatory compliance with environmental laws, workplace health and safety laws, nondiscrimination laws, or international labor standards. In addition, under the Taft-Hartley guidelines, Glass Lewis supports shareholder proposals calling for more diverse board membership.

EXECUTIVE COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis Taft-Hartley guidelines, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to labor and employment practices as well as other issues relevant to good executive compensation practices such as maintaining internal pay equity.

The Glass Lewis Taft-Hartley Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Taft-Hartley Guidelines will support annual advisory compensation votes.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. Unlike the general Glass Lewis guidelines, the Taft-Hartley guidelines will support shareholder proposals seeking the company to consider effects of the transaction on the company’s stakeholders.

SHAREHOLDER PROPOSALS

COMPENSATION

The Taft-Hartley guidelines will support shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins and to clawback unearned bonuses. The Taft-Hartley guidelines generally supports proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

The Taft-Hartley guidelines will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The Taft-Hartley guidelines will also support proposals

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requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards.

SHAREHOLDER RIGHTS

Similar to Glass Lewis’ general guidelines, the Glass Lewis Taft-Hartley guidelines supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis Taft-Hartley guidelines will support initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption of proxy access, elimination in/ reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote. The Taft-Hartley guidelines will support proposals seeking to repeal exclusive forum provisions to ensure shareholders are not limited in the selection of forum for legal action.

ENVIRONMENT

Glass Lewis’ Taft-Hartley guidelines generally supports proposals regarding the environment, in particular those seeking improved sustainability reporting and disclosure about company practices which impact the environment. Glass Lewis’ Taft-Hartley guidelines supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES. Similarly, Glass Lewis’ Taft-Hartley guidelines supports proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.

Under the Glass Lewis’ Taft-Hartley guidelines, we carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

The Glass Lewis Taft-Hartley guidelines will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis Taft-Hartley guidelines support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis Taft-Hartley guidelines carefully scrutinize any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis Taft-Hartley guidelines support proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

Glass Lewis’ Taft-Hartley guidelines evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis Taft-Hartley guidelines will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

LABOR/HUMAN RIGHTS

Glass Lewis’ Taft-Hartley guidelines generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis Taft-Hartley guidelines will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ Taft-Hartley guidelines supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis Taft-Hartley guidelines will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis Taft-Hartley guidelines support the

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International Labor Organization standards and encourage companies to adopt such standards in its business operations.

Glass Lewis’ Taft-Hartley guidelines provides for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the Glass Lewis Taft-Hartley guidelines, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, we will consider voting against directors considering the severity of the violations and the outcome of the claims.

HEALTH/SAFETY

Glass Lewis’ Taft-Hartley guidelines generally support proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ Taft-Hartley guidelines supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ Taft-Hartley guidelines also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.

BUSINESS ETHICS

Glass Lewis’ Taft-Hartley guidelines generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis Taft-Hartley guidelines supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis Taft-Hartley guidelines supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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SAN FRANCISCO
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GLASS
LEWIS & Co.

GLASS LEWIS & Co.

PROXY PAPER™

GUIDELINES

2014 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

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INTRODUCTION

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

SUMMARY OF CHANGES FOR THE 2014 UNITED STATES POLICY GUIDELINES

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year’s annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange-and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

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ADOPTION OF BYLAWS DISQUALIFYING DIRECTOR NOMINEES WHO RECEIVE THIRD-PARTY COMPENSATION

We have adopted a policy regarding bylaw amendments that restrict the ability of shareholders to nominate director candidates who receive third-party compensation for their board service. When these provisions are adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee who served at the time of the amendment.

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I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director—An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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Affiliated Director—An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director—An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
[4]	This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
[5]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
[6]	This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched

[7]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
[8]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[11]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

[9]	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
[10]	Spencer Stuart Board Index, 2013, p. 5
[11]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

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•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting—the full board including the audit committee, financial management including the internal auditors, and the outside auditors—form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While

[12]	Audit Committee Effectiveness—What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
[13]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

[14]	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
[15]	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

20.	All members of the audit committee who served since the date of the company’s last annual

[16]	As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
[17]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
[18]	Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
[19]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation

[20]	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

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at the annual meeting.[21]

2.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.	The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[22]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to

[21]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
[22]	In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

15.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.	All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[27] when the chairman is not independent and an independent lead or presiding director has not been appointed.[28]

[23]	In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
[24]	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
[25]	If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
[26]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
[27]	As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
[28]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

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3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

Regarding the nominating committee, we will recommend voting against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

[29]	A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
[30]	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
[31]	As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
[32]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
[33]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
[34]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

[35]	A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
[36]	We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

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OTHER CONSIDERATIONS

In addition to the three key characteristics—independence, performance, experience—that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]

3.	A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event

[37]	Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
[38]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
[39]	Spencer Stuart Board Index, 2013, p. 6.
[40]	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
[41]	Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder

[42]	The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board—such as chairman or presiding director —can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled,” we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and

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the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

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The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten

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percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against

[43]	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.
[44]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
[45]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
[46]	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
[47]	Spencer Stuart Board Index, 2013, p. 4
[48]	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49 During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common

[49]	Spencer Stuart Board Index, 2013, p. 13

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concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

[50]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[51]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[51]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the company’s executive compensation program including performance metrics;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Bonus or long-term plan targets set at less than mean or negative performance levels;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

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•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 28).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

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Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We

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will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

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•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

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•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

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OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.52

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a

[52]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”53 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small

[53]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of

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the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split—We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses—Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions—We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations—We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

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SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

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•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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GLASS LEWIS & Co.

Jackson Square Partners, LCC

Proxy Voting Policies and Procedures

May 1, 2014

Introduction

Jackson Square Partners is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). JSP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between JSP and its client or as a result of some other type of specific delegation by the client, JSP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask JSP to give voting advice on certain proxies without delegating full responsibility to JSP to vote proxies on behalf of the client. JSP has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that JSP votes proxies or gives proxy voting advice that is in the best interests of its clients.

Procedures for Voting Proxies

To help make sure that JSP votes client proxies in accordance with the Procedures and in the best interests of clients, JSP has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing each Adviser’s proxy voting process. The Committee consists of the following persons:

•	The Chief Compliance Officer;

•	Representatives from the portfolio management team.

The person(s) representing the portfolio management team on the Committee may change from time to time. The Committee will meet as necessary to help JSP fulfill its duties to vote proxies for clients, but in any event, will meet at least quarterly to discuss various proxy voting issues.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow JSP to vote proxies in a manner consistent with the goals of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by JSP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, JSP will vote proxies or give advice on voting proxies generally in accordance with such Procedures, although in certain cases, the portfolio management team may direct a particular proxy to be voted contrary to the Procedures if the portfolio management team believes that such a vote would better serve the client’s best interests.

In order to facilitate the actual process of voting proxies, JSP has contracted with Institutional Shareholder Services (“ISS/RiskMetrics”), a Delaware corporation. Both ISS/RiskMetrics and the client’s custodian monitor corporate events for JSP. JSP gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS/RiskMetrics so that ISS/RiskMetrics may vote the proxies. On approximately a monthly basis, JSP will send ISS/RiskMetrics an updated list of client accounts and security holdings in those accounts, so that ISS/RiskMetrics can update its database and is aware of which proxies it will need to vote on behalf of JSP’s clients. If needed, the Committee has access to these records.

After receiving the proxy statements, ISS/RiskMetrics will review the proxy issues and vote them in accordance with JSP’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS/RiskMetrics will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the “Guidelines”) below. If the Procedures do not address a particular proxy issue, ISS/RiskMetrics will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures. After a proxy has been voted, ISS/RiskMetrics will create a record of the vote in order to help JSPs comply with their duties listed under “Availability of Proxy Voting Records and Recordkeeping” below. If a client provides JSP with its own recommendations on a given proxy vote, JSP will forward the

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client’s recommendation to ISS/RiskMetrics who will vote the client’s proxy pursuant to the client’s recommendation.

The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities for JSP’s clients and will attempt to ensure that ISS/RiskMetrics is voting proxies pursuant to the Procedures. As part of the Committee’s oversight of ISS/RiskMetrics, the Committee will periodically review ISS/RiskMetrics’s conflict of interest procedures and any other pertinent procedures or representations from ISS/ RiskMetrics in an attempt to ensure that ISS/RiskMetrics will make recommendations for voting proxies in an impartial manner and in the best interests of JSP’s clients. There may be times when JSP believes that the best interests of the client will be better served if JSP votes a proxy counter to ISS/RiskMetrics’s recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS/RiskMetrics on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with JSP’s Procedures and in the best interests of the client.

JSP will attempt to vote every proxy which it or its agents receive when a client has given JSP the authority and direction to vote such proxies. However, there are situations in which JSP may not be able to process a proxy. For example, JSP may not have sufficient time to process a vote because JSP or its agents received a proxy statement in an untimely manner, or JSP may in certain situations be unable to vote a proxy in relation to a security that is on loan pursuant to a securities lending program. Use of a third party service, such as ISS/RiskMetrics, and relationships with multiple custodians can help mitigate a situation where JSP is unable to vote a proxy.

Company Management Recommendations

When determining whether to invest in a particular company, one of the factors JSP may consider is the quality and depth of the company’s management. As a result, JSP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, JSP’s votes are cast in accordance with the recommendations of the company’s management. However, JSP will normally vote against management’s position when it runs counter to the Guidelines, and JSP will also vote against management’s recommendation when such position is not in the best interests of JSP’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of JSP may not be influenced by outside sources who have interests which conflict with the interests of JSP’s clients when voting proxies for such clients. However, in order to ensure that JSP votes proxies in the best interests of the client, JSP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which JSP receives on behalf of its clients are voted by ISS/RiskMetrics in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS/RiskMetrics going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help JSP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for JSP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for JSP from the proxy voting process.

In the limited instances where JSP is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving JSP or affiliated persons of JSP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee

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will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with JSP’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS/RiskMetrics’s original recommendation. Documentation of the reasons for voting contrary to ISS/RiskMetrics’s recommendation will generally be retained by JSP.

Availability of Proxy Voting Information and Record Keeping

Clients of JSP will be directed to their client relationship manager to obtain information from JSP on how their securities were voted. At the beginning of a new relationship with a client, JSP will provide clients with a concise summary of JSP’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2 of JSP’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

JSP will also retain extensive records regarding proxy voting on behalf of clients. JSP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS/RiskMetrics or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of JSP’s clients (via ISS/RiskMetrics); (iv) records of a client’s written request for information on how JSP voted proxies for the client, and any JSP written response to an oral or written client request for information on how JSP voted proxies for the client; and (v) any documents prepared by JSP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of JSP.

Proxy Voting Guidelines

The following Guidelines summarize JSP’s position on various issues and give a general indication as to how JSP will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although JSP will usually vote proxies in accordance with these Guidelines, JSP reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, JSP determines that a client’s best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, JSP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client.

JSP generally considers that clients’ best interests are served by the promotion of high levels of corporate governance and adequate disclosure of company policies and practices. JSP’s Guidelines are listed immediately below and are organized by votes on proxies for underlying U.S. and non-U.S. portfolio securities and by the types of issues that could potentially be brought up in a proxy statement:

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U.S Portfolio Security Voting Issues

Routine/Miscellaneous

Adjourn Meeting

•     Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•    Generally vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Generally vote AGAINST proposals if the wording is too vague or if the proposal includes “other business”

Amend Quorum Requirements	Generally vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Generally vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name	Generally vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

•    Generally vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

•    Generally vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business	Generally vote AGAINST proposals to approve other business when it appears as voting item

Operational Items

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•    The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•    Motivation and rationale for establishing the agreements;

•    Quality of disclosure; and

•    Historical practices in the audit area.

Generally WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Generally vote for proposals to ratify auditors, unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or Fees for non-audit services (“Other” fees) are excessive.

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Shareholder Proposals Limiting Non-Audit Services	Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Operational Items

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•     The tenure of the audit firm;

•     The length of rotation specified in the proposal;

•     Any significant audit-related issues at the company;

•     The number of Audit Committee meetings held each year;

•     The number of financial experts serving on the committee, and;

•     Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•     The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable

•     The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Generally vote against or withhold votes every year until this feature is removed;

•     The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and generally vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

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Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)

•     The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•     The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•     The issuer‘s rationale;

•     The issuer’s governance structure and practices; and

•     The issuer’s track record of accountability to shareholders.

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•     The non -audit fees paid to the auditor are excessive;

•     The company receives an adverse opinion on the company’s financial statements from its auditor;

•     There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•     Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

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Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)

Generally vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•     There is a negative correlation between chief executive pay and company performance;

•     The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•     The company fails to submit one-time transfers of stock options to a shareholder vote;

•     The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•     The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•     The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, generally vote against/withhold from all incumbent directors;

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Board of Directors

Voting on Director Nominees in Uncontested Elections (Continued)

•     The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•     A classified board structure;

•     A supermajority vote requirement;

•     Majority vote standard for director elections with no carve out for contested elections;

•     The inability for shareholders to call special meetings;

•     The inability for shareholders to act by written consent;

•     A dual-class structure; and/or

•     A non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors, individually, committee members or the entire board due to:

•     Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•     Failure to replace management as appropriate; or

•     Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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Board of Directors

Board Responsiveness

Generally vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•     The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•     The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•     The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•     At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Generally vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•     The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•     The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•     The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•     The full board is less than majority independent.

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Board of Directors

Director Competence

Generally vote AGAINST or WITHHOLD from individual directors who:

•     Attend less than 75% of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•     Degree to which absences were due to an unavoidable conflict;

•     Pattern of absenteeism; and

•     Other extraordinary circumstances underlying the director’s absence;

•     Sit on more than six public company boards;

•     Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Board Related Management Proposals

Age Limits	Generally vote AGAINST management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Generally vote FOR proposals seeking to fix the board size or designate a range for the board size.

Generally vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board	Generally vote AGAINST proposals to classify (stagger) the board. Generally vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting	Generally vote against proposals to eliminate cumulative voting.

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Board Related Management Proposals

Director and Officer Indemnification and Liability Protection

Vote CASE-by-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Generally vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Generally vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Generally vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•     If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•     If only the director’s legal expenses would be covered.

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Board Related Management Proposals

Establish/Amend Nominee Qualifications	Generally vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections	Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Generally vote AGAINST if no carve-out for plurality in contested elections is included.

Term Limits	Generally vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Related Shareholder Proposals/Initiatives

Age Limits	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board	Generally vote FOR shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Cumulative Voting

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•     The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•     The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

•     Generally vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

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Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•     The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•     The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•     The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•     The scope and structure of the proposal.

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Board Related Shareholder Proposals/Initiatives

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•     Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•     Level of disclosure regarding the issue for which board oversight is sought;

•     Company performance related to the issue for which board oversight is sought;

•     Board committee structure compared to that of other companies in its industry sector; and/or

•     The scope and structure of the proposal.

Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•     Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•     Effectively disclosed information with respect to this structure to its shareholders;

•     Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•     The company has an independent chairman or a lead/presiding director. This individual must be made available for periodic consultation and direct communication with major shareholders.

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Board Related Shareholder Proposals/Initiatives

Filling Vacancies/Removal of Directors

Generally vote AGAINST proposals that provide that directors may be removed only for cause.

Generally vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Generally vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

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Board Related Shareholder Proposals/Initiatives

Independent Chair (Separate Chair/ CEO)

Generally vote FOR shareholder proposals requiring that the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as the following counterbalancing governance structure.

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director); however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to the following:

•     presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•     serves as liaison between the chairman and the independent directors,

•     approves information sent to the board,

•     approves meeting agendas for the board,

•     approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

•     has the authority to call meetings of the independent directors,

•     if requested by major shareholders, ensures that he is available for consultation and direct communication;

•     The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•     The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combines the chairman and CEO positions;

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Board Related Shareholder Proposals/Initiatives

Independent Chair (Separate Chair/ CEO) (Continued)

•     Two-thirds independent board

•     All-independent key committees

•     Established governance guidelines

•     The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•     The company does not have any problematic governance or management issue, examples of which include, but are not limited to:

•     Egregious compensation practices;

•     Multiple related-party transactions or other issues putting director independence at risk;

•     Corporate and/or management scandals;

•     Excessive problematic corporate governance provisions; or

•     Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Generally vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority of Independent Directors/Establishment of Independent Committees

Generally vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets that proposed threshold.

Generally vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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Board Related Shareholder Proposals/Initiatives

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access (Proxy Access)

Vote CASE-by-CASE on shareholder proposals asking for open or proxy access, taking into account:

•     The ownership threshold proposed in the resolution;

•     The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

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Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•     Long-term financial performance of the target company relative to its industry;

•     Management’s track record;

•     Background to the proxy contest;

•     Qualifications of director nominees (both slates);

•     Strategic plan of dissident slate and quality of critique against management;

•     Likelihood that the proposed goals and objectives can be achieved (both slates);

•     Stock ownership positions.

Require More Nominees than Open Seats	Generally vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Term Limits	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Vote No Campaigns	In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

Shareholder Rights and Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes CASE by CASE on advance notice proposals giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

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Amend Bylaws without Shareholder Consent	Generally vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Generally vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Generally vote FOR management proposals to adopt confidential voting.

Generally vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Anti-Takeover Defenses and Voting Related Issues

Confidential Voting (Continued)

Generally vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Generally vote FOR proposals to restore voting rights to the control shares.

Generally vote FOR proposals to opt out of control share cash-out statutes.

Generally vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Generally vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Generally vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•     The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•     The value of the NOLs;

•     Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

Anti-Takeover Defenses and Voting Related Issues

Net Operating Loss (NOL) Protective Amendments (Continued)

•     The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•     Any other factors that may be applicable.

Anti-Takeover Defenses and Voting Related Issues

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•     Shareholders have approved the adoption of the plan; or

•     The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, generally vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient implementation.

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Anti-Takeover Defenses and Voting Related Issues

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should generally contain the following attributes:

•     No lower than a 20% trigger, flip-in or flip-over;

•     A term of no more than three years;

•     No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•     Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

•     In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses, the following factors should be considered:

•     The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•     The value of the NOLs;

•     The term;

•     Shareholder protection mechanisms (sunset provision, causing or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•     The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•     Any other factors that may be applicable

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Mergers and Corporate Restructurings

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•     The election of fewer than 50% of the directors to be elected is contested in the election;

•     One or more of the dissident’s candidates is elected;

•     Shareholders are not permitted to cumulate their votes for directors; and

•     The election occurred, and the expenses were incurred, after the adoption of this bylaw.

State of Incorporation

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the following:

•     Reasons for reincorporating

•     Comparison of the company’s governance practices and provisions prior to and following the reincorporation; and

•     Comparison corporate laws of original state and destination state.

Generally vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR proposals that provide shareholders with the ability to act by written consent taking into account the following factors:

•     Shareholders’ current right to act by written consent;

•     Consent threshold;

•     The inclusion of exclusionary or prohibitive language;

•     Investor ownership structure; and

•     Shareholder support of and management’s response to previous shareholder proposals.

Shareholder Ability to Call Special Meetings

Generally vote AGAINST proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR proposals that provide shareholders with the ability to call special meetings, taking into account the following factors:

•     Shareholders’ current right to call special meetings;

•     Minimum ownership threshold necessary to call special meetings (10% preferred);

•     The inclusion of exclusionary or prohibitive language;

•     Investor ownership structure; and

•     Shareholder support of and management’s response to previous shareholder proposals.

State of Incorporation

Stakeholder Provisions	Generally vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes	Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote.

Generally vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•     Ownership structure;

•     Quorum requirements; and

•     Supermajority vote requirements.

Capital/Restructuring

Adjustments to Par Value of Common Stock	Generally vote FOR management proposals to reduce the par value of common stock.

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Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which may include the following:

•     Past Board Performance:

•     The company’s use of authorized shares during the last three years;

•     One- and three-year total shareholder return; and

•     The board’s governance structure and practices;

•     Current Request:

•     Disclosure in the proxy statement of the specific reasons for the proposed increase;

•     The dilutive impact of the request; and

•     Risks to shareholders of not approving the request.

Generally vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Capital/Restructuring

Issue Stock for Use with Rights Plan	Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights	Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights taking onto consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•     Past Board Performance:

•     The company’s use of authorized preferred shares during the last three years;

•     One- and three-year total shareholder return; and

•     The board’s governance structure and practices;

•     The Current Request:

•     Disclosure in the proxy statement of specific reasons for the proposed increase;

•     In cases where the company has existing authorized preferred stock, the dilutive impact of the request;

•     Risks to shareholders of not approving the request; and

•     Whether the shares requested are blank check preferred shares and whether they are declawed.

Generally vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

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Capital/Restructuring

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•     More simplified capital structure

•     Enhanced liquidity

•     Fairness of conversion terms

•     Impact on voting power and dividends

•     Reasons for the reclassification

•     Conflicts of interest, and

•     Other alternatives considered.

Reverse Stock Splits

Generally vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Generally vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Share Repurchase Programs	Generally vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends	Generally vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock weighing the strategic value of the transaction against such factors as:

•    Adverse governance changes

•    Excessive increases in authorized capital stock

•    Unfair method of distribution

•    Diminution of voting rights

•    Adverse conversion features

•    Negative impact on stock option plans, and

•    Alternatives such as spin-off.

Capital/Restructuring

Appraisal Rights	Generally vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•    Purchase price;

•    Fairness opinion;

•    Financial and strategic benefits;

•    How the deal was negotiated;

•    Conflicts of interest;

•    Other alternatives for the business;

•    Non-completion risk.

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Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•    Impact on the balance sheet/working capital;

•    Potential elimination of diseconomies;

•    Anticipated financial and operating benefits;

•    Anticipated use of funds;

•    Value received for the asset;

•    Fairness opinion;

•    How the deal was negotiated;

•    Conflicts of interest.

Bundled Proposals	Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, generally vote AGAINST the proposals. If the combined effect is positive, generally support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Generally vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved

Executive and Director Compensation

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•    Dilution to existing shareholders’ position;

•    Terms of the offer;

•    Financial issues;

•    Management’s efforts to pursue other alternatives;

•    Control issues;

•    Conflicts of interest.

Generally vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•    The reasons for the change;

•    Any financial or tax benefits;

•    Regulatory benefits;

•    Increases in capital structure;

•    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, generally vote AGAINST the formation of a holding company if the transaction would include either of the following:

•    Increases in common or preferred stock that seem excessive;

•    Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•    Offer price/premium;

•    Fairness opinion;

•    How the deal was negotiated;

•    Conflicts of interest;

•    Other alternatives/offers considered; and

•    Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•    Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

Executive and Director Compensation

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs) (Continued)

•    Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•     Are all shareholders able to participate in the transaction?

•     Will there be a liquid market for remaining shareholders following the transaction?

•     Does the company have strong corporate governance?

•     Will insiders reap the gains of control following the proposed transaction?

•     Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•    Percentage of assets/business contributed;

•    Percentage ownership;

•    Financial and strategic benefits;

•    Governance structure;

•    Conflicts of interest;

•    Other alternatives;

•    Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•    Management’s efforts to pursue other alternatives;

•    Appraisal value of assets; and

•    The compensation plan for executives managing the liquidation.

Generally Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•     Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•     Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•     Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Executive and Director Compensation

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Mergers and Acquisitions (Continued)

•    Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•    Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•    Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Plans of Reorganization (Bankruptcy)

Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•    Estimated value and financial prospects of the reorganized company;

•    Percentage ownership of current shareholders in the reorganized company;

•    Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•    The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•    Existence of a superior alternative to the plan of reorganization; and

•    Governance of the reorganized company.

Private Placements/Warrants /Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

•    Dilution to existing shareholders’ position.

•    The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

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Executive and Director Compensation

Private Placements/Warrants /Convertible Debentures (Continued)

•    Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

•    The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

•    When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

•    Financial issues include but are not limited to examining the following:

•    Company’s financial situation;

•    Degree of need for capital;

•    Use of proceeds;

•    Effect of the financing on the company’s cost of capital;

•    Current and proposed cash burn rate; and

•    Going concern viability and the state of the capital and credit markets.

•    Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•    Control issues:

•    Change in management;

•    Change in control,

•    Guaranteed board and committee seats;

•    Standstill provisions;

•    Voting agreements;

•    Veto power over certain corporate actions.

•    Minority versus majority ownership and corresponding minority discount or majority control premium

•    Conflicts of interest

•    Conflicts of interest should be viewed from the perspective of the company and the investor.

•    Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

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Executive and Director Compensation

Private Placements/Warrants /Convertible Debentures (Continued)

•    Market reaction

•    The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

•    Generally vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Special Purpose Acquisition Corporations (SPACs)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

•    Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•    Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•    Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•    Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•    Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

Executive and Director Compensation

Special Purpose Acquisition Corporations (SPACs)(Continued)

•    Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•    Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•    Tax and regulatory advantages;

•    Planned use of the sale proceeds;

•    Valuation of spinoff;

•    Fairness opinion;

•    Benefits to the parent company;

•    Conflicts of interest;

•    Managerial incentives;

•    Corporate governance changes;

•    Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•    Prolonged poor performance with no turnaround in sight;

•    Signs of entrenched board and management;

•    Strategic plan in place for improving value;

•    Likelihood of receiving reasonable value in a sale or dissolution; and

•    Whether company is actively exploring its strategic options, including retaining a financial advisor.

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Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles apply to all markets that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

•    Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors:, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

•    Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

•    Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

•    Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

•    Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

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Compensation

Executive Pay Evaluation (Continued)

Generally vote AGAINST management say on pay (MSOP) proposals, AGAINST or WITHHOLD from compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•    There is a misalignment between CEO pay and company performance (pay for performance);

•    The company maintains problematic pay practices;

•    The board exhibits poor communication and responsiveness to shareholders.

Voting Hierarchy:

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices. If there is no MSOP proposal, or in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then generally vote withhold from or against compensation committee member(s) (or, if the full board is deemed accountable, all directors). If the negative factors impact equity-based plans, then generally vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•    Assessment of performance metrics relative to business strategy;

•    Evaluation of peer group benchmarking used to set target pay or award opportunities;

•    Balance of performance-based versus non-performance based pay;

Non-Performance based Compensation Elements

The following practices, while not exhaustive, are examples of those that may warrant a vote AGAINST or WITHHOLD from on a stand-alone basis:

•    Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•    Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•    Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

37

Compensation

Non-Performance based Compensation Elements (Continued)

•    Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•    Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc.; (see also excise tax gross-ups above);

•    Dividends or dividend equivalents paid on unvested performance shares or units;

•    Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•    Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequentregrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•    Guaranteed bonuses;

•    A single performance metric used for short- and long-term plans;

•    Lucrative severance packages;

•    High pay opportunities relative to industry peers;

•    Disproportionate supplemental pensions; or

•    Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Compensation

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•    Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•    Duration of options backdating;

•    Size of restatement due to options backdating;

•    Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•    Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•    Poor disclosure practices, including:

•    Unclear explanation of how the CEO is involved in the pay setting process;

•    Retrospective performance targets and methodology not discussed;

•    Methodology for benchmarking practices and/or peer group not disclosed and explained.

•    Board’s responsiveness to investor input and engagement on compensation issues, for example:

•    Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•    Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

39

Compensation

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans.

Generally Vote AGAINST the equity plan if any of the following factors apply:

•    The total cost of the company’s equity plans is unreasonable;

•    The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•    The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•    The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•    The plan provides for a liberal change of control—the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•    The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans	Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

Repricing Provisions

Generally vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Generally vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Compensation

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Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•    Magnitude of pay increase/decrease in the last fiscal year;

•    Source of pay increase (cash or equity); and

•    Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Executive Pay Evaluation section for further details.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, generally vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or two percent, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, generally vote AGAINST or WITHHOLD from the compensation committee.

Liberal Definition of Change-in-Control	Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices	If the equity plan on the ballot is a vehicle for problematic pay practices, generally vote AGAINST the plan.

41

Compensation

Problematic Pay Practices (Continued)

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•    Performance, including five-year total shareholder return (TSR), year-over-year performance, and peer performance.

•    Overhang Disclosure: If optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company), the following disclosure would be required:

•    The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•    The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•    The general vesting provisions of option grants; and

•    The distribution of outstanding option grants with respect to the named executive officers;

•    Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). For example, an expected duration in excess of five years could be considered problematic; and

•    Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional problematic pay practices.

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Compensation

401(k) Employee Benefit Plans	Generally vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)	Generally vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Generally vote FOR employee stock purchase plans where all of the following apply:

•    Purchase price is at least 85 percent of fair market value;

•    Offering period is 27 months or less; and

•    The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Generally vote AGAINST qualified employee stock purchase plans where any of the following apply:

•    Purchase price is less than 85 percent of fair market value; or

•    Offering period is greater than 27 months; or

•    The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Compensation

Employee Stock Purchase Plans – Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Generally vote FOR nonqualified employee stock purchase plans with all the following features:

•    Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•    Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•    No discount on the stock price on the date of purchase since there is a company matching contribution.

Generally vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Generally vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Generally vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders.

44

Compensation

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•    Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term; ;

•    Rationale for the re-pricing—was the stock price decline beyond management’s control? ;

•    Is this a value-for-value exchange? ;

•    Are surrendered stock options added back to the plan reserve? ;

•    Option vesting—does the new option vest immediately or is there a black-out period? ;

•    Term of the option—the term should remain the same as that of the replaced option;

•    Exercise price—should be set at fair market or a premium to market;

•    Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.

The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should generally be above the 52-week high for the stock price.

Generally vote FOR shareholder proposals to put option repricings to a shareholder vote.

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Compensation

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Generally vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange.

Compensation

Transfer Stock Option (TSO) Programs

One-time Transfers: Generally vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Generally vote FOR if:

•    Executive officers and non-employee directors are excluded from participating;

•    Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•    There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing (TSO) program: Generally vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•    Eligibility;

•    Vesting;

•    Bid-price;

•    Term of options;

•    Cost of the program and impact of the TSOs on company’s total option expense

•    Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

Generally vote for the plan if the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•    Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•    Vesting schedule or mandatory holding/deferral period:

•    A minimum vesting of three years for stock options or restricted stock; or

•    Deferred stock payable at the end of a three-year deferral period.

•    Mix between cash and equity:

•    A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•    No retirement/benefits and perquisites provided to non-employee directors; and

•    Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.

Director Retirement Plans	Generally vote AGAINST retirement plans for non-employee directors. Generally vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)	Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Bailout Bill/Executive Compensation Resolutions

Vote on a CASE-BY-CASE on shareholder proposals that call for the imposition of compensation limits at companies that are participating in the Capital Purchase Program established under the Troubled Asset Relief Program (TARP), taking the following factors into account:

The absence of evidence that the Compensation Committee has taken substantial steps to review practices to reflect the dramatically different circumstances of the current environment, including the optics of maintaining former practices while taking tax-payer moneys.

Problematic pay practices, current and past, particularly those which shareholders believe may have promoted a risk-taking environment that was ultimately in the detriment of shareholders’ long-term interests.

Compensation Consultants- Disclosure of Board or Company’s Utilization	Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committees’ use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Shareholder Proposals on Compensation

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Golden Coffins/Executive Death Benefits	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•    Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•    Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•    Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•    Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•    Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

•    Generally consider the following factors in evaluating this proposal:

•    What aspects of the company’s annual and long -term equity incentive programs are performance driven?

•    If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•    Can shareholders assess the correlation between pay and performance based on the current disclosure?

•    What type of industry and stage of business cycle does the company belong to?

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Shareholder Proposals on Compensation

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, generally vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

Generally vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•    Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•    Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•    Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•    Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•    An executive may not trade in company stock outside the 10b5-1 Plan;

•    Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•    If the company has adopted a formal recoupment bonus policy;

•    If the company has chronic restatement history or material financial problems; or

•    If the company’s policy substantially addresses the concerns raised by the proponent.

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Shareholder Proposals on Compensation

Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•    The triggering mechanism should be beyond the control of management;

•    The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•    Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Generally vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Shareholder Proposals on Compensation

Stock Ownership or Holding Period Guidelines

•    Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

•    Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring named executive officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•    Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•    Rigorous stock ownership guidelines, or

•    A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

•    A meaningful retention ratio.

•    Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•    Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Supplemental Executive Retirement Plans (SERPs)

•    Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•    Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Shareholder Proposals on Compensation

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity, taking into consideration the following factors regarding this policy:

•    The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•    Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Tax Gross-Up Proposals	Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Social/Environmental Issues

When evaluating social and environmental shareholder proposals, consider the following factors:

Whether adoption of the proposal is likely to enhance or protect shareholder value;

Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

Whether the company’s analysis and voting recommendation to shareholders are persuasive;

What other companies have done in response to the issue addressed in the proposal;

Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

Whether implementation of the proposal’s request would achieve the proposal’s objectives;

Whether the subject of the proposal is best left to the discretion of the board;

Whether the requested information is available to shareholders either from the company or from a publicly available source; and

Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Overall Approach

ANIMAL WELFARE

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•    The company is conducting animal testing programs that are unnecessary or not required by regulation;

•    The company is conducting animal testing when suitable alternatives are commonly accepted and used at by industry peers; or

•    There are recent, significant fines or litigation related to the company’s treatment of animals.

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Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•    The company has already published a set of animal welfare standards and monitors compliance

•    The company’s standards are comparable to industry peers; and

•    There are no recent significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Social/Environmental Issues

CONSUMER ISSUES

Genetically Modified Ingredients

Generally, vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholder and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•    The company’s business and the proportion of it affected by the resolution;

•    The quality of the company’s disclosure on GE product labeling related voluntary initiatives and how this disclosure compares with industry peer disclosure; and

•    Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

Generally vote AGAINST proposals seeking a report on the social health and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

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Social/Environmental Issues

CONSUMER ISSUES (Continued)

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, taking into account:

Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

Whether the company has adequately disclosed the financial risks of the lending products in question;

Whether the company has been subject to violations of lending laws or serious lending controversies;

Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

•    Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies, or their access to medicine polices considering:

•    The nature of the company’s business and the potential for reputational and market risk exposure;

•    The existing disclosure of relevant policies;

•    The existing level of disclosure on pricing policies;

•    Deviation from established industry norms;

•    The company’s existing relevant initiatives to provide research and/or products to disadvantaged consumers;

•    Whether the proposal focuses on specific products or geographic regions.

•    The potential cost and scope of the requested report.

•    Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

•    Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

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Social/Environmental Issues

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

Current regulations in the markets in which the company operates; and

Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

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Tobacco

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•    Recent related fines, controversies, or significant litigation;

•    Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•    Whether the company’s advertising restrictions deviate from those of industry peers;

•    Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•    Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering:

•    Whether the company complies with all laws and regulations;

•    The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•    The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products to avoid selling products to tobacco companies, to spin-off tobacco-related businesses or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

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Social/Environmental Issues

DIVERSITY

Diversity Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•    The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•    The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board and among its executive officers:

•    The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•    The level of gender and racial minority representation that exists at the industry peers;

•    The company’s establishment process for addressing gender and racial minority board representation;

•    Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•    The independence of the company’s nominating committee;

•    The company’s uses an outside search firm to identify potential director nominees; and

•    Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity initiatives and/or provides data on its workforce diversity policies or initiatives or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•    The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•    The company already publicly discloses comprehensive workforce diversity data; and

•    The company has no recent, significant EEO-related violations or litigation

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Social/Environmental Issues

Equality of Opportunity (Continued)	Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administrative burden on the company.

Gender Identity /Sexual Orientation and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation, and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company

CLIMATE CHANGE AND THE ENVIRONMENT

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•    The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•    The company’s level of disclosure is at least comparable to that of industry peers; and

•    There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Animal Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•    The company has publicly disclosed its environmental policies for its corporate and contract farming operations, including compliance monitoring; and

•    The company publicly discloses company and supplier farm environmental performance data; or

•    The company does not have company owned CAFOs and does not directly source from contract farm CAFOs.

Social/Environmental Issues

Energy Efficiency

Generally vote FOR proposals requesting a company report on its comprehensive energy efficiency policies unless:

•    The company complies with applicable energy efficiency regulations and laws and discloses its participations in energy efficiency policies, programs, including disclosure of benchmark data, targets, and performance measures; or

•    The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and security risks associated with their operations and/or facilities, considering:

•    The company’s compliance with applicable regulations and guidelines;

•    The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•    The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Social/Environmental Issues

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (“GHG”) emissions from company operations and/or products and operations, unless:

•    The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•    The company’s level of disclosure is comparable to that of industry peers; and

•    There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-by-CASE on proposals that call for the adoption of GHG reduction goals from products and operations. Taking into account;

•    Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•    Whether company disclosure lags behind industry peers;

•    Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•    The feasibility of reduction of GHGs given the company’s product line and current technology and;

•    Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage as a result of company operations in protected regions, unless:

•    Operations in the specified regions are not permitted by current law or regulations,

•    The company does not currently have operations or plans to develop operations in these protected regions; or,

•    The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

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Social/Environmental Issues

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•    The nature of the company’s business and the percentage affected

•    The extent that peer companies are recycling

•    The timetable prescribed by the proposal

•    And the costs and methods of implementation

•    Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

Charitable Contributions	Generally vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

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Environmental, Social and Governance (ESG) Compensation Related Proposals

Generally vote AGAINST on proposals to link or report on linking executive compensation to environmental and social criteria, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance.

However, the following factors will be considered:

•    Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•    Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•    The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•    The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Social/Environmental Issues

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu ) on the company’s operations and how the company is responding to the situation, taking into account:

The scope of the company’s operations in the affected/relevant area(s);

The company’s existing healthcare policies, including benefits and healthcare access; and

Company donations to relevant healthcare providers.

Generally vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•    Any significant controversies, fines or litigation surrounding a company’s public policy activities

•    The company’s current level of disclosure on lobbying strategy and

•    The impact that the policy issue may have on the company’s business operations.

Social/Environmental Issues

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Generally vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Generally vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Generally vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Social/Environmental Issues

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

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Community Social and Environmental Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential community social and/or environmental impact of company operations considering:

Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

The nature, purpose, and scope of the company’s operations in the specific region(s); and,

The degree to which company policies and procedures are consistent with industry norms and

Scope of the resolution.

Social/Environmental Issues

Foreign Military Sales/Offsets	Generally vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

The level of controversy or litigation related to the company’s international human rights policies and procedures.

Social/Environmental Issues

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

The degree to which existing relevant policies and practices are disclosed;

Whether or not existing relevant policies are consistent with internationally recognized standards;

Whether company facilities and those of its suppliers are monitored and how;

Company participation in fair labor organizations or other internationally recognized human rights initiatives;

Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

The scope of the request; and

Deviation from industry sector peer company standards and practices.

Social/Environmental Issues

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•    The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•    Failure to implement the MacBride Principles; would put the company in an inconsistent position and /or at a competitive disadvantage compared with industry peers,

•    Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•    The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

Nuclear and Depleted Uranium Weapons	Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

Current disclosure of applicable risk assessment(s) and risk management procedures;

Compliance with U.S. sanctions and laws;

Consideration of other international policies, standards, and laws; and

Whether the company has been recently involved in significant controversies, fines or litigation related to its operations in “high-risk” markets.

Social/Environmental Issues

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•    Controversies surrounding operations in the relevant market(s);

•    The value of the requested report to shareholders;

•    The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•    The company’s existing human rights standards relative to industry peers.

SUSTAINABILITY

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to social, economic, and environmental sustainability, unless:

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

68

Mutual Fund Proxies

Election of Directors	Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so generally do not withhold for the lack of this committee.

Convert Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•    Past performance as a closed-end fund;

•    Market in which the fund invests;

•    Measures taken by the board to address the discount; and

•    Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests considering the following factors:

•    Past performance relative to its peers

•    Market in which fund invests

•    Measures taken by the board to address the issues

•    Past shareholder activism, board activity, and votes on related proposals

•    Strategy of the incumbents versus the dissidents

•    Independence of directors

•    Experience and skills of director candidates

•    Governance profile of the company

•    Evidence of management entrenchment

Mutual Fund Proxies

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements considering the following factors:

•    Proposed and current fee schedules

•    Fund category/investment objective

•    Performance benchmarks

•    Share price performance as compared with peers

•    Resulting fees relative to peers

•    Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares	Generally vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares considering the following factors:

•    Stated specific financing purpose

•    Possible dilution for common shares

•    Whether the shares can be used for anti-takeover purposes.

69

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisory Act of 1940 considering the following factors:

•    Potential competitiveness

•    Regulatory developments

•    Current and potential returns and

•    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Mutual Fund Proxies

Changing a Fundamental Restriction to Non-fundamental Restriction

Vote CASE –BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•    The fund’s target investments

•    The reasons given by the fund for the change

•    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental	Vote CASE-BY-CASE for proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals	Vote CASE-BY-CASE on name change proposals, considering the following factors: • Political/economic changes in the target market • Consolidation in the target market • Current asset composition

Change in Fund’s Sub-classification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•    Potential competitiveness

•    Current and potential returns

•    Risk of concentration

•    Consolidation in target industry

Disposition of Assets/ Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•    Strategies employed to salvage the company

•    The fund’s past performance

•    The terms of the liquidation.

Mutual Fund Proxies

70

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•    The degree of change implied by the proposal

•    The efficiencies that could result

•    The state of incorporation

•    Regulatory standards and implications.

Generally vote AGAINST any of the following changes::

•    Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•    Removal of shareholder approval requirement for amendments to the new declaration of trust

•    Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•    Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•    Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

•    Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund	Vote CASE-BY-CASE on re-incorporations considering the following factors: • Regulations of both states • Required fundamental policies of both states • The increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval	Vote CASE-BY-CASE on proposals authorizing the board to hire/terminate sub-advisors without shareholder approval after considering appropriate factors in connection therewith.

Mutual Fund Proxies

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•    Fees charged to comparably sized funds with similar objectives

•    The proposed distributor’s reputation and past performance

•    The competitiveness of the fund in the industry

•    The terms of the agreement.

Master-Feeder Structure	Generally vote FOR the establishment of a master-feeder structure.

71

Mergers

Vote CASE-BY-CASE on merger proposals considering the following factors:

•    Resulting fee structure

•    Performance of both funds

•    Continuity of management personnel

•    Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS For MUTUAL FUNDS

Establish Director Ownership Requirement for Mutual Funds	Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred	Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, generally vote FOR the reimbursement of the proxy solicitation expenses.

Terminate Investment Adviser

Vote CASE-By-CASE to terminate the investment advisor considering the following factors:

•    Performance of the fund’s Net Asset Value (NAV)

•    The fund’s history of shareholder relations

•    The performance of other funds under the advisor’s management.

Non-U.S. Error! No text of specified style in document. Mutual Fund Proxies

OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Generally vote FOR approval of financial statements and director and auditor reports, unless:

•    There are concerns about the accounts presented or audit procedures used; or

•    The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Generally vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•    There are serious concerns about the accounts presented or the audit procedures used;

•    The auditors are being changed without explanation; or;

•    Non-audit-related fees are substantial or are routinely in excess of standard annual audit related fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

72

Appointment of Internal Statutory Auditors

Generally vote FOR the appointment or reelection of statutory auditors, unless:

•    There are serious concerns about the statutory reports presented or the audit procedures used;

•    Questions exist concerning any of the statutory auditors being appointed; or

•    The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Generally vote FOR approval of the allocation of income, unless:

•    The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•    The payout is excessive given the company’s financial position.

Mutual Fund Proxies

Stock (Scrip) Dividend Alternative

Generally vote FOR most stock (scrip) dividend proposals.

Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term	Generally vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership	Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business	Generally vote AGAINST other business when it appears as a voting item.

BOARD OF DIRECTORS

73

Director Elections

Generally vote FOR management nominees in the election of directors, unless:

•    Adequate disclosure has not been provided in a timely manner;

•    There are clear concerns over questionable finances or restatements;

•    There have been questionable transactions with conflicts of interest;

•    There are any records of abuses against minority shareholder interests; and

•    The board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Generally vote FOR labor representatives if they sit on either the audit or compensation committee, and are required by law to be on those committees. Generally vote AGAINST employee and labor representatives if they sit on either the audit or compensation committee if they are not required to be on those committees.

Mutual Fund Proxies

Director Elections

Under extraordinary circumstances, generally vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•    Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•    Failure to replace management as appropriate; or

•    Egregious actions related to the director(s)” service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

74

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•    A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•    Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•    Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Mutual Fund Proxies

Director Compensation

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Generally vote AGAINST proposals to indemnify auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

CAPITAL STRUCTURE

75

Share Issuance Requests

General Issuances:

Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Mutual Fund Proxies

Increases in Authorized Capital

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

•    The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•    The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

76

Mutual Fund Proxies

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters::

•    Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•    Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, generally support the proposed authority.

In addition, generally vote AGAINST any proposal where:

•    The repurchase can be used for takeover defenses;

•    There is clear evidence of abuse;

•    There is no safeguard against selective buybacks.;

•    Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Share Repurchase Plans (Continued)

Share repurchase plans in excess of 10 percent volume will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•    The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•    The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares	Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value	Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

OTHER

77

Reorganizations/Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following;

•    Evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•    Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, place emphasis on the offer premium, market reaction, and strategic rationale.

•    Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause closer scrutiny of a deal.

•    Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•    Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•    Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

78

Mutual Fund Proxies

Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities	Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following: -

•    the parties on either side of the transaction;

•    the nature of the asset to be transferred/service to be provided;

•    the pricing of the transaction (and any associated professional valuation);

•    the views of independent directors (where provided);

•    the views of an independent financial adviser (where appointed);

•    whether any entities party to the transaction (including advisers) is conflicted; and

•    the stated rationale for the transaction, including discussions of timing.

Compensation Plans	Vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

79

Appendix L: Proxy Voting Policy

PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

AND

LAZARD ASSET MANAGEMENT (CANADA), INC.

A. Introduction

Lazard Asset Management LLC and Lazard Asset Management (Canada), Inc. (together, “Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

As discussed more fully in Section G of this Policy, there may be times when Lazard determines that it would be in the best interests of its clients to abstain from voting proxies.

Appendix L-1

January 2013

C. General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, LAM’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2. Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3. Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Similarly, with

Appendix L-2

January 2013

respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’ recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to certain strategy-specific situations or situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Sections F and G below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams as described in Section G.1. below, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

Subject to certain strategy-specific situations, ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management with both the Approved Guideline, as well as ISS’ recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations, in which case an alternative approach may be followed. (See Sections F and G, below.)

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters or other differences from how Lazard votes or handles its proxy voting. These considerations are discussed in more detail in Section G, below.

Appendix L-3

January 2013

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2. Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors. Lazard believes that in most instances, a board and the issuer’s management are in the best position to make the determination how to best increase a board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s directors be independent;

•	On a case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient independence;

•	For proposals that a board’s committees be comprised solely of independent directors or consist of a majority of independent directors;

•	For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

Appendix L-4

January 2013

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the board;

•	Against shareholder proposals seeking to establish term limits or age limits for directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s chairman and chief executive officer be different individuals;

•	Against shareholder proposals seeking to establish director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

Appendix L-5

January 2013

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

Appendix L-6

January 2013

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4. Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6. Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment

Appendix L-7

January 2013

practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E. Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the strategy, a decision to refrain from voting proxies for securities held by the Korea Corporate Governance strategy managed by Lazard (“KCG”), certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F. Conflicts of Interest

1. Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

Appendix L-8

January 2013

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to LAM’s Chief Compliance Officer or General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to

Appendix L-9

January 2013

consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote “case-by-case”, then ProxyOps will vote in accordance with the concurring recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service. If the two ISS services’ recommendations are contrary to each other, ProxyOps will obtain a recommendation from a third independent source that provides voting advisory services, and will defer to the majority recommendation. If a recommendation from the Proxy Committee approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, specifically its emerging markets and KCG strategies, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. With respect to the KCG strategy, Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives (e.g., the KCG strategy and an emerging-markets strategy), one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the KCG team to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to

Appendix L-10

January 2013

split the votes.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

H. Review of Policy

The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Appendix L-11

January 2013

McDonnell Investment Management

Proxy Voting Policy

Policy

McDonnell Investment Management (MIM) as a matter of policy and, as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

MIM is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not typically occur. For those accounts that we manage that include securities for which proxy voting is applicable, MIM seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary. However, while MIM does not typically vote proxies for any clients except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients, it has adopted this policy in order to process proxies should they occur.

Examples of ways that MIM could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

MIM acknowledges its responsibility to vote proxies for all client securities for which it has been granted authority in their best interests and without regard to any benefit to MIM. These procedures have been reasonably designed and implemented in a way that is expected to ensure that proxy matters are conducted in the best interest of clients and that appropriate disclosure is made to clients about the firm’s policy and procedures. Recognizing that “a one size fits all” approach is not appropriate, these procedures have been tailored to fit MIM’s particular advisory business, types of securities managed, and the nature of potential conflicts that it faces.

A listing of categories of proxy voting issues and MIM’s general philosophy with respect to voting the broad categories is included in Exhibit A. This listing is not meant to

As of February 1, 2011

include all possible issues but is a starting point to assist in developing positions on substantive issues. Ultimately, any voting decision will turn on the particular facts and circumstances of each proxy vote after considering the best interests of MIM’s clients.

Voting Procedures

As mentioned previously, MIM declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients. For clients for whom MIM does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

Where MIM has voting authority for a client, the firm has adopted the following procedures to govern the voting of such proxies. MIM’s Chief Research Officer (CRO) or his designee, has the responsibility for the implementation and monitoring of these policy and procedures and record keeping. Operations personnel under the CRO’s supervision may be designated to assist in these duties.

•	Operations personnel will forward any proxy materials received on behalf of clients to the Client Accounting department to determine which client accounts hold the security to which the proxy relates;

•	The Client Accounting department reconciles proxies received against holdings on the record date of client accounts over which MIM has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, and provides the information to Operations personnel and the CRO (or designee).

•	Absent material conflicts the CRO (or designee) will, in conjunction with the relevant Portfolio Manager, determine how MIM should vote the proxy (i.e., in accordance with voting guidelines or based on case-by-case analysis);

•	The CRO (or designee) will document his/her proxy recommendation and complete the proxy and provide to Operations personnel to either fax or mail or enter proxy via website.

Conflicts of Interest

Historically, MIM has not had situations in which the interests of its clients are at variance with MIM’s own interests and makes its best efforts to avoid conflicts of interest. However, a situation may arise where MIM or a person involved in the proxy voting process may have a conflict of interest.

Potential conflicts of interest are most likely to fall within the following three general categories: (i) business relationships (e.g., MIM manages money for a company or an employee group that is affiliated with the issuing company); (ii) personal relationships – (e.g. an officer of MIM has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for

As of February 1, 2011

directorships); or (iii) familial relationships (e.g., a spouse or other relative who serves as a director of a public company).

In instances where a potential conflict of interest exists, the CRO (or designee) will consult with a member of the firm’s Legal/ Compliance Department in order to provide the client with sufficient information regarding the shareholder vote and MIM’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

MIM’s Legal/Compliance Department will maintain a record of the voting resolution of any conflict of interest.

Record Retention

MIM has adopted the following procedures to ensure that appropriate documentation of proxy votes is maintained pursuant to Section 204-2 of the Advisers Act of 1940 and, where appropriate, ERISA.

The firm maintains records that include:

•	A copy of these policies and procedures.

•	Proxy statements received regarding client securities.

•	A record of the number of shares eligible to be voted on the record date and each vote cast.

•	A copy of any document created by the firm that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Each written client request for proxy voting records and the firm’s written response to any (written or oral) client request for such records.

All proxy voting records are maintained in an easily accessible place or a period of at least five years, the first two in MIM’s offices.

Requests for Information

MIM has adopted the following procedures to ensure that information is available to clients regarding the firm’s proxy voting policies and procedures, as well as how an individual client’s proxies were voted.

Clients may request a copy of these policies and procedures, as they may be updated from time to time or specific information on how the client’s proxies were voted, by sending a request letter to:

McDonnell Investment Management, LLC

1515 W. 22nd Street, 11th Floor

As of February 1, 2011

Oak Brook, IL 60523

Attn: Proxy Administrator

In addition, MIM’s current proxy voting policies and procedures are summarized in Part II of the firm’s Form ADV, which is available upon request.

As of February 1, 2011

December 20, 2013

Appendix D

Proxy Voting Guidelines And Procedures

December 20, 2013

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. The Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

December 20, 2013

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote will provide a written rationale for doing so and that rationale will be in the vote notes of the proxy when it is voted. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

December 20, 2013

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in

December 20, 2013

writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

December 20, 2013

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	Generally for routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	Generally for reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	Generally for mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Against adopting or preserving cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

December 20, 2013

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Generally against the concept of a classified board

•	Generally against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	Generally in favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

December 20, 2013

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Generally against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	For adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Generally against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

December 20, 2013

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Generally against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	Generally for the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Generally for proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Generally against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

ALLIANZ GLOBAL INVESTORS

GLOBAL CORPORATE GOVERNANCE GUIDELINES AND

PROXY VOTING POLICY

MARCH 2014

Allianz Global Investors

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7.2.2 Shareholder Right to Call Special Meeting/Act by Written Consent	23

7.2.3 Disclosure and Transparency	23

7.2.4 Proposals to Adjourn Meeting	24

7.2.5 Amend Bylaws without Shareholder Consent	24

7.2.6 Routine Agenda Items	24

7.2.7 Succession Planning	24

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PREAMBLE

Allianz Global Investors is a trusted partner for clients across all major asset classes. Our teams can be found in 19 markets worldwide, with a strong presence in the US, Europe and Asia-Pacific. With an integrated investment platform consisting of approximately 500 investment professionals, we cover all major business centres and growth markets. Our global capabilities are delivered through local teams to ensure best-in-class service.

Our parent company, Allianz SE, is one of the leading financial service providers worldwide with strong business fundamentals. Allianz SE operates in 70 countries, serving more than 76 million customers around the globe.

This document lays out the Global Corporate Governance Guidelines and Proxy Voting Policy for Allianz Global Investors. An international standard is particularly difficult to formulate, as it has to deal with our fiduciary duty, as well as differences in local regulations and market practices.

The Global Corporate Governance Guidelines and Proxy Voting Policy are detailed as follows in the form of voting criteria, which provide a framework for analysis but are not necessarily applied systematically in the form of box-ticking. Their objective is to give a generally applicable answer for all points, as well as indications to help each entity with regard to those voting criteria that need to be modified to reflect local corporate governance best practice. We will evaluate governance issues on a case-by-case basis using the Global Corporate Governance Guidelines and Proxy Voting Policy but take into account the variances across markets in regulatory and legal frameworks, best practices, actual market practices, and disclosure regimes (including, but not limited to, the UK Corporate Governance Code and the NAPF Corporate Governance Policy and Voting Guidelines, the ASX Corporate Governance Principles and Recommendations (Australia), the Dutch Corporate Governance Code, AFEP Corporate Governance Code of Listed Corporations (France), the German Corporate Governance Code, the Hong Kong Code on Corporate Governance, the Swedish Code of Corporate Governance, and the Swiss Code of Best Practice for Corporate Governance).

While the Global Corporate Governance Guidelines and Proxy Voting Policy often provide explicit guidance on how to vote proxies with regard to specific issues that appear on the ballot, they are not intended to be exhaustive. Rather, these guidelines are intended to address the most significant and frequent proxy issues that arise. Each proxy issue will be subject to rigorous analysis of the economic impact of that issue on the long-term share value. All votes shall be cast solely in the long-term interest of shareholders.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, our Proxy Voting Committees are responsible for addressing how Allianz Global Investors resolves such material conflicts of interest with its clients.

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DISCLAIMER

The Allianz Global Investors Corporate Governance Guidelines and Proxy Voting Policy represent a set of recommendations that were agreed upon by Allianz Global Investors’ Global Executive Committee. These Guidelines and Policy were developed to provide Allianz Global Investors entities with a comprehensive list of recommendations that provide guidance to each Allianz Global Investors entity in determining how to vote proxies for its clients. These guidelines allow each Allianz Global Investors entity the discretion to vote proxies in accordance with local laws, standards and client requirements, as appropriate, independently of influence either directly or indirectly by parent or affiliated companies. The governance structures of each of the Allianz Global Investors legal entities allow that entity to execute proxy voting rights on behalf of clients independently of any Allianz Global Investors parent or affiliated company. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these legal entities and to our fiduciary duty to act in the best interests of our clients. These Guidelines and Policy represent the views and guidance of Allianz Global Investors as at the date of publication. They may be subject to change at any time. The Guidelines and Policy are for Allianz Global Investors internal guidance purposes only and are not intended to be relied upon by any third party.

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SECTION 1: BOARD OF DIRECTORS

1.1 Composition and Structure of the Board

1.1.1 Chairman and CEO

Allianz Global Investors believes that the roles of Chairman and Chief Executive Officer should be separate, as there should be a clearly accepted division of responsibility at the head of the company. Allianz Global Investors will generally vote in favour of resolutions requiring an independent chairman.

1.1.2 Independence of the Board of Directors

Allianz Global Investors believes that there should be a majority of independent directors on the board, as far as legal regulations do not impose constraints on the composition of the board by law. In markets where independence of directors is currently not standard market practice, Allianz Global Investors will encourage moves towards a more independent board.

Allianz Global Investors considers independence to be an important criterion when voting for board members but will take into account other factors as well, as described elsewhere in these guidelines.

Allianz Global Investors expects companies to appoint a senior independent director, who acts as a crucial conduit for shareholders to raise issues of particular concern.

While dealing with specific corporate structures, Allianz Global Investors also considers the following points:

•	State-owned companies: there should be a sufficient number of directors independent from the company and the government.

•	Subsidiary of multinational organisations: there should be a sufficient number of directors independent from the group.

•	Family-controlled companies should provide sufficient information, which makes the relationship of non-dependent directors to the family more transparent.

1.1.3 Competence and Experience of the Board

The board should have a requisite balance of special skills, competence, experience, and knowledge of the company and of the industry the company is active in. This should enable the directors to discharge their duties and responsibilities in an effective way.

1.1.4 Diversity of the Board

While the board members’ independence, competence, skills and experience are of high importance, the board of directors is also encouraged to have a diversified representation in terms of education, age, nationality, gender, etc.

In this respect Allianz Global Investors generally votes in favour of requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably diversified in relation to companies of similar size and industry as well as local laws and practices.

1.1.5 Size of the Board

Allianz Global Investors generally supports proposals requiring shareholder approval to fix or alter the size of the board. Allianz Global Investors supports boards of between four and 18 directors.

1.1.6 Classified Boards

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Allianz Global Investors votes against the introduction of classified/staggered boards and supports efforts to declassify boards.

1.1.7 Age Limits and Tenure Limits

Allianz Global Investors generally does not support minimum or maximum age or tenure limits.

1.1.8 Board Committees

Allianz Global Investors believes that there should be three key committees specialising in audit, director nomination and compensation issues. Such committees constitute a critical component of corporate governance and contribute to the proper functioning of the board of directors.

The remuneration committee should be responsible for setting remuneration for all executive directors and the chairman.

Allianz Global Investors supports having two audit committee members with some auditing/accounting expertise on audit committees at large cap firms. In addition Allianz Global Investors strongly supports the establishment of a separate and independent risk committee responsible for supervision of risks within the company.

In general the majority of the members of these committees should be independent non-executive directors.

Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

1.1.9 Director Conflicts of Interest

Allianz Global Investors expects companies to have a process for identifying and managing conflicts of interest directors may have. Individual directors should seek to avoid situations where there might be an appearance of a conflict of interest. If a director has an interest in a matter under consideration by the board, then the director should recuse himself from those discussions.

1.2 Election of Board of Directors

1.2.1 Information on Directors

Allianz Global Investors expects companies to provide comprehensive and timely information on their directors, in order to be enabled to assess the value they provide. The company should also disclose the positions and mandates of the directors in the annual report.

The disclosure should include but not be limited to the biographical information, information on core competencies and qualifications, professional or other background, recent and current board and management mandates at other companies, factors affecting independence as well as board and committee meetings attendance.

The list of candidates should be available in a timely manner.

While Allianz Global Investors encourages the possibility to vote for each director individually, a bundled proposition on the election (or discharge) of the directors may be considered if Allianz Global Investors is satisfied with the performance of every director. Nevertheless, sufficient information should be provided, and all the directors should fulfil also other criteria, as mentioned in 1.2.4., in such a case.

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1.2.2 Term of Directors’ Contract

For executive directors, long-term incentives are considered key. Overly short-term contracts may be counterproductive in this respect. Allianz Global Investors encourages instead that the contract terms state clear performance measurement criteria, while refraining from stipulating excessive severance packages.

For non-executive directors, Allianz Global Investors generally supports minimum contract terms of three years and maximum contract terms of five years with annual approval, except when local market practices differ. In markets where shorter or longer terms are industry standard, Allianz Global Investors will consider voting against directors with terms which substantially deviate from best practice in those markets.

1.2.3 Attendance of Board and Committee Meetings

Allianz Global Investors believes that all directors should be able to allocate sufficient time and effort to the company to discharge their responsibilities efficiently. Thus, the board members should attend at least 75% of board and—in cases where directors are board committee members—committee meetings.

Allianz Global Investors expects information about attendance of the board and committee meetings to be disclosed, and will support initiatives to in this sense in markets where it is not yet standard practice.

1.2.4 Discharge of the Board

Allianz Global Investors will consider the criteria on attendance, performance, competence etc. when voting on propositions to discharge the board.

Allianz Global Investors will vote against single directors or the whole board in cases of established fraud, misstatements of accounts and other illegal acts.

1.2.5 Multiple Directorships

Allianz Global Investors believes that directors should be able to allocate sufficient time to performing their duties as board members efficiently. Therefore, Allianz Global Investors will vote against directors who are members of more than 6 boards of listed companies, or more than 3 boards of listed companies if the director is a chair or CEO of a listed company (i.e. Chair or CEO mandate + 3 outside directorships). Only under exceptional circumstances (e.g. conglomerate) may we deviate from these maximums.

1.2.6 Majority Voting for Directors

Allianz Global Investors believes that one of the fundamental rights shareholders have is the power to elect or remove corporate directors. Allianz Global Investors generally believes that a majority voting standard is an appropriate mechanism to provide greater board accountability. Based on our beliefs, Allianz Global Investors would in general vote in favour of proposals that would require the implementation of a majority voting standard for elections of directors in uncontested director elections.

There should be no provisions in place that hamper modifications to the composition of the board or impede the ability to adapt quickly to changing environments. Allianz Global Investors would support cumulative voting in case it substantially enhances minority shareholders’ rights in a particular company and has the potential to add value.

1.2.7 Shareholder Access to Board of Directors

Shareholders should be able to nominate director candidates for the board.

1.2.8 Legal Indemnification of Board Members

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Allianz Global Investors will consider voting against proposals that would limit or eliminate all liability for monetary damages for directors and officers who violate the duty of care. Allianz Global Investors would also consider voting against proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Allianz Global Investors may consider voting for expanded coverage.

1.2.9 Proxy Contests

Proxy contests are among the most difficult and most crucial corporate governance decisions because an investor must attempt to determine which group is best suited to manage the company. Allianz Global Investors will vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

1.2.10 Reimburse Proxy Solicitation Expenses

Allianz Global Investors will vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, Allianz Global Investors will support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Allianz Global Investors will generally support shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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SECTION 2: REMUNERATION AND BENEFITS

2.1 Executive and Director Compensation

2.1.1 Compensation of Executive Directors and Senior Managers

Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining truly superior performance.

Allianz Global Investors believes that executive directors should be encouraged to receive a certain percentage of their salary in form of company stock. Therefore Allianz Global Investors would generally support the use of reasonably designed stock-related compensation plans, including appropriate deferrals.

Each director’s share option schemes should be clearly explained and fully disclosed (including exercise prices, expiry dates and the market price of the shares at the date of exercise) to both shareholders and participants, and should be subject to shareholder approval. They should also take into account appropriate levels of dilution. Overall, share options plans should be structured in a way to reward above-median performance.

Allianz Global Investors would generally vote against equity award plans or amendments that are too dilutive (e.g. greater than 5%) and expensive to existing shareholders, may be materially altered (cancellation and re-issue, re-testing and especially re-pricing of options, or the backdating of options) without shareholder approval, allow management significant discretion in granting certain awards, or are otherwise inconsistent with the interests of shareholders.

2.1.2 Performance Measurement and Disclosure of Performance Criteria and Achievement

Allianz Global Investors reserves the right to vote against boards or individual directors if performance has been significantly unsatisfactory for a prolonged time.

For performance measurement different criteria should be taken into consideration:

•	The management goals should be linked to the mid- and long-term goals of the company.

•	It is not sensible to define companies’ performance by only one dimension or key indicator (such as EPS). Therefore, a healthy mixture of various indicators should be considered.

•	A very important criterion is the sustainability of companies’ performance. Social, environmental and governance issues should be integrated into the companies’ performance measurement to the degree possible.

•	Performance measurement should incorporate risk considerations so that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

•	Performance should be measured over timescales (minimum 3 years) which are sufficient to determine that value has in fact been added for the company and its shareholders.

The performance criteria used by the companies as well as their achievement should be disclosed to the shareholders.

2.1.3 Compensation of Non-Executive Directors

Allianz Global Investors believes that compensation for non-executive directors should be structured in a way which aligns their interests with the long-term interests of the shareholders, does not compromise their independence from management or from controlling shareholders of the company and does not encourage excessive risk-taking behaviour.

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In particular the following elements should be taken into account:

•	Compensation should be in line with industry practice, with no performance link.

•	The amount of time and effort that the directors can invest in the company, given other directorships they may have.

2.1.4 Remuneration Committee and “Say on Pay”

Any remuneration policy should be determined by independent remuneration committees, be transparent and fully disclosed (to shareholders for every executive and non-executive director) in a separate Remuneration Report within the Annual Report. Allianz Global Investors will evaluate proposals to approve the company’s remuneration policy or the company’s Remuneration Report on a case-by-case basis, taking into account Allianz Global Investors’ approach to executive and non-executive director compensation as described elsewhere in these guidelines.

In the US market, the Dodd-Frank Act requires advisory votes on pay, and requires that the proxy for the first annual or other meeting of the shareholders occurring after the enactment includes a vote item to determine going forward the frequency of the say-on-pay vote by shareholders to approve compensation.

Allianz Global Investors will support annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Allianz Global Investors encourages companies to increase transparency in this respect, and furthermore in general supports moves to empower shareholders with regard to having a say on the remuneration policy. Allianz Global Investors pays close attention to perquisites, including pension arrangements, and will vote against them if deemed excessive.

2.1.5 Special Provisions

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Transaction bonuses, executive severance agreements, poison pills or other retrospective ex-gratia payments should be subject to shareholder approval and should not be excessive.

Allianz Global Investors believes that clawbacks should be used in order to better align long-term incentives of executive directors with the interests of the shareholders.

Allianz Global Investors also:

•	Votes against retirement benefits for non-executive directors.

•	Believes that severance pay should not exceed one year’s fixed salary or two years if the executive is dismissed during his first term of office.

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2.2 Employee Remuneration

Remuneration structures and frameworks for the employees should reinforce the corporate culture and foster above-average performance. In this respect and in accordance with applicable law Allianz Global Investors encourages companies to provide shareholders with information on the ratio between senior management and median employee compensation.

Performance measurement for staff remuneration should incorporate risk considerations to ensure that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

Allianz Global Investors will consider voting against stock purchase plans with discounts exceeding 15%. Allianz Global Investors will also vote against share issues to employees which appear to excessively dilute existing shareholder capital.

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SECTION 3: AUDIT

3.1 Role of Audit

Allianz Global Investors recognizes the critical importance of financial statements which provide a complete and precise picture of a company’s financial status. Allianz Global Investors would generally support the audit committee to scrutinize auditor fees and the independence of the audit function. Independence is vital for audit quality.

3.2 Role of Audit Committee

Allianz Global Investors believes that the most important responsibilities of the Audit Committee are:

•	Assuring itself and shareholders of the quality of the audit carried out by the auditors as well as reviewing and monitoring their independence and objectivity.

•	Requiring a maximum tenure period for auditors of 15 years in order to safeguard shareholders’ long term interests. Audit committees should establish a system of mandatory tendering every 5-7 years, combined with mandatory rotation after no more than 15 years. The tender should involve at least two candidates (other than the incumbent) to ensure genuine competition and to open the market to new entrants. There should be a “clear water” period of at least 5 years before an auditor can be re-appointed. The transitional arrangements allow for up to six years from 2014 for firms with auditors in situ for more than 20 years.

•	Ensuring that audit reports outline the key areas of judgment and audit risk, assumptions underlying fair value estimates and items of disagreements with management.

•	Reviewing and monitoring key auditing and accounting decisions.

•	Making recommendations to the board for consideration and acceptance by shareholders, in relation to the appointment, reappointment and, if necessary, the removal of the external auditors.

•	Approval of the remuneration and terms of engagement of external auditors.

The board should disclose and explain the main role and responsibilities of the audit committee and the process by which the audit committee reviews and monitors the independence of the external auditors.

3.3 Independence of Auditors

Allianz Global Investors believes that annual audits should be carried out by an independent, external audit firm. The audit committee should have ongoing dialogue with the external audit firm without presence of management. Any resignation of an auditor as well as the reasons for such resignation should be publicly disclosed. Allianz Global Investors favours restrictions on non-audit work for audit clients. We believe the cost of non-audit work should not exceed 50% of the cost of audit fees. If the ratio rises above 50% the audit committee should bring down the ratio within 12 months, or select a new audit firm at the next tender. Whichever action is taken should be disclosed in the next annual report.

3.4 Remuneration of Auditors

Companies should be encouraged to delineate clearly between audit and non-audit fees. The breakdown of the fees should be disclosed. Audit committees should keep under review the non-audit fees paid to the auditor and in relation to the company’s total expenditure on consultancy. Audit fees should never be excessive.

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SECTION 4: RISK MANAGEMENT AND INTERNAL CONTROL

4.1 Role of Risk Management

Allianz Global Investors believes that boards with high standards of corporate governance will be better able to make sound strategic decisions and to oversee the approach to risk management. Boards need to understand and ensure that proper risk management is put in place for all material and relevant risks that the company faces.

4.2 Risk Management Process

The board has the responsibility to ensure that the company has implemented an effective and dynamic ongoing process to identify risks, measure their potential outcomes, and proactively manage those risks to the extent appropriate.

The Chief Risk Officer should be a member of the main Board.

4.3 Risk Management Documentation

Companies should maintain a documented risk management plan. The board should approve the risk management plan, which it is then the responsibility of management to implement. Risk identification should adopt a broad approach and not be limited to financial reporting; this will require consideration of relevant financial, operational and reputational risks.

Allianz Global Investors in general supports proposals which require the board to conduct a review of the effectiveness of the company’s risk management and internal control systems and the risk management plan at least annually.

4.4 Risk Committee

Allianz Global Investors strongly supports the establishment of a risk committee responsible for supervision of risks within the company. If necessary the board or the risk committee should seek independent external support to supplement internal resources.

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SECTION 5: SUSTAINABILITY ISSUES

Allianz Global Investors customarily reviews shareholder proposals concerning sustainability issues. Consideration should be given to the circumstances of a particular environmental, social, governance or ethical issue and whether this may have financial consequences, either directly or indirectly for the company.

In these cases, Allianz Global Investors would consider:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	what other companies have done in response to the issue in question.

Allianz Global Investors generally supports proposals that encourage increased transparency on forward-looking and strategy-related sustainability issues deemed material to the financial performance of the company.

Allianz Global Investors can leverage its dedicated Sustainability Research team to formulate coherent and insightful opinions reflecting best practice for all industries globally, guided by national and international law and voluntary codes of good practice developed by authoritative bodies.

As a signatory to the UN Principles for Responsible Investment, Allianz Global Investors is committed where appropriate, to actively implementing the principles into its voting activities.

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SECTION 6: CAPITAL STRUCTURE AND CORPORATE FINANCE

6.1 Capital Increases

6.1.1 Increase in Authorised Common Stock

Allianz Global Investors in general considers acceptable capital increases for purposes which aim to increase shareholder value in the long term. Any capital increase should take into consideration appropriate levels of dilution.

Allianz Global Investors regards the protection of minority and existing shareholders as a fundamental task for companies, and generally favours pre-emptive rights – i.e. for any new issue of shares to be first offered to existing shareholders. For companies in markets which have conditional capital systems (e.g. Germany, South Africa, etc.) Allianz Global Investors will in general support non-specific capital increases (i.e. not tied to any particular transaction) with pre-emptive rights to a maximum of 100% of the current authorised capital. Capital increases without pre-emptive rights will in general be accepted to a maximum of 20% of the current authorised capital. Only in exceptional circumstances will Allianz Global Investors consider voting for higher ceilings.

However, given wide variations of local market practices, Allianz Global Investors will support lower ceilings in markets where they are industry standard (e.g. in the UK, where NAPF guidelines stipulate an amount for share issuances with pre-emptive rights no more than 33% of the current issued share capital that could be used under the general issuance and no more than an additional 33% pursuant to a rights issue, and for share issuances without pre-emptive rights up to a maximum of 5% of the current issued share capital).

An issuance period for a capital increase is favoured to be limited to a reasonable amount of time in line with local market practice, but normally not longer than 18 months.

For companies in markets which have authorized capital systems (e.g. US, Brazil, etc.), Allianz Global Investors will in general support proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

6.1.2 Issuance or Increase of Preferred Stock

Allianz Global Investors generally votes against issuance of securities conferring special rights conflicting with the principle of “one share, one vote” (e.g. preferred shares).

Allianz Global Investors will in general support the issuance or the increase of preferred stock if its conditions are clearly defined (in terms of voting, dividend and conversion possibility, as well as other rights and terms associated with the stock) and are considered reasonable with a view of the overall capital structure of the firm, as well as with previously issued preferred stock.

Allianz Global Investors will in this respect also consider the impact of issuance/increase of preferred stock on the current and future rights of common shareholders.

Allianz Global Investors will generally oppose “blank check” preferred stock where the conditions are left at the discretion of the board, in particular when no clear statement is provided by the board that the preferred stock will not be used to prevent a takeover. Allianz Global Investors will only approve preferred stock deemed reasonable in light of the overall capital structure of the company, as well as previously issued preferred stock.

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6.2 Issuance of Debt

Allianz Global Investors is in favour of proposals that enhance a company’s long-term prospects and do not result in the company reaching unacceptable levels of financial leverage. Allianz Global Investors is in favour that shareholders should be consulted on the significant issuance of debt and the raising of borrowing limits.

When convertible debt is to be issued, Allianz Global Investors will analyse such a proposal also in light of its criteria to approve issuance of common shares.

6.3 Issues Related to Mergers, Takeovers and Restructurings

6.3.1 General Criteria for Mergers and Restructurings

A merger, restructuring, or spin-off in some way affects a change in control of the company`s assets. Allianz Global Investors expects companies to provide sufficient information to be able to evaluate the merits of such transactions considering various factors such as valuation, strategic rationale, conflicts of interest and corporate governance. Allianz Global Investors expects significant changes in the structure of a company to be approved by the shareholders.

Allianz Global Investors may support a merger or restructuring where the transaction appears to offer fair value and the shareholders presumably cannot realise greater value through other means, where equal treatment of all shareholders is ensured and where the corporate governance profile is not significantly altered for the worse.

6.3.2 Poison Pill Plans

In general, Allianz Global Investors will not support Poison Pill plans and similar anti-takeover measures. Allianz Global Investors is clearly in favour of putting all poison pill plans to shareholder vote.

6.3.3 Anti-Greenmail Provisions

Greenmail is the practise of buying shares owned by a corporate raider back at a premium to the market price.

Allianz Global Investors will generally support anti-greenmail provisions that do not include other anti-takeover provisions. Allianz Global Investors believes that paying greenmail in favour of a corporate raider discriminates against other shareholders.

6.3.4 Fair Price Provisions

Allianz Global Investors will generally favour fair price provisions that protect minority shareholders and that are not merely designed for the purpose of imposing barriers to transactions.

Allianz Global Investors will vote against “standard fair price provisions” that are from Allianz Global Investors’ view marginally favourable to the remaining disinterested shareholders.

Allianz Global Investors will vote against fair price provisions if the shareholder vote requirement embedded in the provision is greater than a majority of disinterested shares.

Allianz Global Investors will vote for shareholder proposals to lower the shareholder vote requirement embedded in existing fair price provisions.

6.3.5 Control Share Acquisition and Cash-Out Provisions

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Control share acquisition statutes function by denying shareholders their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Allianz Global Investors will support proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Allianz Global Investors will oppose proposals to amend the charter to include control share acquisition provisions. Allianz Global Investors will support proposals to restore voting rights to the control shares.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Allianz Global Investors will generally support proposals to opt out of control share cash-out statutes.

6.3.6 Going Private/Going Dark Transactions

Allianz Global Investors will vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Allianz Global Investors will vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

–	Are all shareholders able to participate in the transaction?

–	Will there be a liquid market for remaining shareholders following the transaction?

–	Does the company have strong corporate governance?

–	Will insiders reap the gains of control following the proposed transaction?

–	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

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6.3.7 Joint Ventures

When voting on proposals to form joint ventures, Allianz Global Investors will consider the following factors:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

6.3.8 Liquidations

Allianz Global Investors will consider liquidations on a case-by-case basis, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Allianz Global Investors will support the liquidation if the company will file for bankruptcy if the proposal is not approved.

6.3.9 Special Purpose Acquisition Corporations (SPACs)

Allianz Global Investors will consider SPAC mergers and acquisitions on a case-by-case basis taking into account the following:

•	Valuation – Is the value being paid by the SPAC reasonable?

•	Market reaction – How has the market responded to the proposed deal?

•	Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter?

•	Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC).

•	Voting agreements – Are the sponsors entering into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

6.4 Other Corporate Finance Issues

6.4.1 Stock Splits and Reverse Stock Splits

In general Allianz Global Investors will support stock splits.

Regarding reverse stock splits, Allianz Global Investors will support them in case their purpose is to fulfil a minimum stock exchange listing requirement.

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6.4.2 Share Repurchase Programs

Allianz Global Investors will approve share repurchase programs when they are in the best interest of the shareholders, when all shareholders can participate on equal terms in the buyback program and where Allianz Global Investors agrees that the company cannot use the cash in a more useful way.

Allianz Global Investors will also view such programs in conjunction with the company’s dividend policy.

6.4.3 Dividend Policy

Allianz Global Investors believes that the proposed dividend payments should be disclosed in advance to shareholders and be put to a vote.

6.4.4 Creating Classes with Different Voting Rights/Dual-Voting Share Class Structures

Allianz Global Investors will in general support the principle “one-share, one-vote” as unequal voting rights allow for voting power to potentially be concentrated in the hands of a limited number of shareholders.

Therefore, Allianz Global Investors will normally favour a conversion to a “one-share, one-vote” capital structure and will in principle not support the introduction of multiple-class capital structures or the creation of new or additional super-voting shares.

6.4.5 Conversion of Securities

Allianz Global Investors will vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Allianz Global Investors will support the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

6.4.6 Private Placements/Warrants/Convertible Debentures

Allianz Global Investors will consider proposals regarding private placements, warrants, and convertible debentures on a case-by-case basis, taking into consideration:

•	Dilution to existing shareholders’ position;

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy);

•	Financial issues (the company’s financial condition, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital, current and proposed cash burn rate, going concern viability, and the state of the capital and credit markets);

•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives;

•	Control issues (potential change in management/board seats, change in control, standstill provisions, voting agreements, veto power over certain corporate actions, and minority versus majority ownership and corresponding minority discount or majority control premium);

•	Conflicts of interest (as viewed from the perspective of the company and the investor), considering whether the terms of the transaction were negotiated at arm’s length, and whether managerial incentives are aligned with shareholder interests;

•	Market reaction – How has the market responded to the proposed deal?

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Allianz Global Investors will support the private placement or the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SECTION 7: OTHER ISSUES

7.1 General Issues regarding Voting

7.1.1 Bundled Proposals

Allianz Global Investors in general favours voting on individual issues and therefore votes against bundled resolutions.

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously.

7.1.2 “Other Business” Proposals

Allianz Global Investors in general opposes “Other Business” proposals unless there is full and clear information about the exact nature of the business to be voted on.

7.1.3 Simple Majority Voting/Elimination of Supermajority

Allianz Global Investors in general supports simple majority voting and the elimination of supermajority. In certain cases, Allianz Global Investors may consider favouring supermajority in cases where it protects minority shareholders from dominant large shareholders.

7.2 Miscellaneous

7.2.1 Re-domiciliation

Allianz Global Investors will oppose re-domiciliation if the reason is to take advantage of a protective status and if the change will incur a significant loss of shareholder power.

7.2.2 Shareholder Right to Call Special Meeting/Act by Written Consent

Allianz Global Investors believes that companies should enable holders of a specified portion (e.g.10-25%) of its outstanding shares or a specified number of shareholders to call a meeting of shareholders for the purpose of transacting the legitimate business of the company. Shareholders should be enabled to work together to make such a proposal. Shareholders should be able to exercise both rights to call special meetings and act by written consent.

7.2.3 Disclosure and Transparency

Allianz Global Investors believes that companies should apply high standards of disclosure and transparency. In this regards, Allianz Global Investors shows a preference for:

•	at least half-year or full-year reports;

•	adherence to consistent internationally accepted financial standards;

•	availability of financial information and investor communication in a Business English translation;

•	personal accessibility and availability of top management for investors;

•	preparation of two reports (simplified and detailed versions) in at least two commonly used languages;

•	full disclosure on political donations; and only as required by law for shareholder approval of such donations;

•	a guide to reading financial statements and clear explanations of proposed resolutions;

•	publication of documents on the Internet;

•	mandatory presence of directors at general meetings;

•	video link for shareholders not physically present;

•	adoption of electronic voting;

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•	standardisation of voting forms.

7.2.4 Proposals to Adjourn Meeting

Allianz Global Investors will generally oppose proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

However, Allianz Global Investors will support proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

7.2.5 Amend Bylaws without Shareholder Consent

Providing the board with the sole ability to amend a company’s bylaws could serve as an entrenchment mechanism and could limit shareholder rights. As such, Allianz Global Investors will oppose proposals giving the board exclusive authority to amend the bylaws. However, Allianz Global Investors will support proposals giving the board the ability to amend the bylaws in addition to shareholders.

7.2.6 Routine Agenda Items

Many routine proposals are operational issues of a non-controversial nature. The list of operational issues includes, but is not limited to: changing date, time, or location of the annual meeting; amending quorum requirements; amending minor bylaws; approving financial results, director reports, and auditor reports; approving allocation of income; changing the company’s fiscal term; and lowering disclosure threshold for stock ownership.

While these proposals are considered to be routine, they are not inconsequential. Fiduciaries remain charged with casting their votes, so these proposals must be evaluated on a case-by-case basis, taking into account shareholders’ rights and the potential economic benefits that would be derived from implementation of the proposal.

7.2.7 Succession Planning

All companies should have succession planning policies and succession plans in place, and boards should periodically review and update them. Guidelines for disclosure of a company’s succession planning process should balance the board’s interest in keeping business strategies confidential with shareholders’ interests in ensuring that the board is performing its planning duties adequately.

Allianz Global Investors will generally support proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

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C o m p l i a n c e P o l i c y

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES and PORTFOLIO PROXY VOTING GUIDELINES

DATED:             April, 2014

APPLICABLE RULES AND REGULATIONS:

RULE 206(4)-6 OF THE INVESTMENT ADVISERS ACT OF 1940; FORM N-1A UNDER THE INVESTMENT COMPANY ACT AND SECURITIES ACT OF 19331; RULE 30B1-4 OF THE INVESTMENT COMPANY ACT OF 1940 (FILING OF PROXY VOTING RECORDS ON FORM N-PX)

OBJECTIVES OF POLICY:

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines.

SCOPE / FUNCTIONAL APPLICABILITY:

These Policies, Procedures and Guidelines apply to OppenheimerFunds, Inc. (“OFI”) and its investment advisory subsidiaries—OFI Global Asset Management, Inc., OFI SteelPath, Inc. , OFI Global Institutional Asset Management, Inc., OFI Private Investments Inc., and HarbourView Asset Management Corporation (OFI and each of its advisory subsidiaries are each an “OFI Adviser”) Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

INTRODUCTION / DEFINITION / POLICY STATEMENT:

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

[1]	Form N-1A is the registration form used by registered investment companies to register under the Investment Company Act and to register their shares under the Securities Act of 1933. Form N-1A requires open-end registered investment companies to disclose the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities.

POLICY DETAILS:

SUMMARY OF REQUIREMENTS UNDER REGULATION

Under Rule 206(4)-6 of the Investment Advisers Act, an investment adviser that exercises voting authority with respect to client securities are required to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including investment companies registered under the Investment Company Act of 1940.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•	With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the

Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)
Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on April 8, 2014.

Approved by the Denver Board of the Oppenheimer Funds on April 9, 2014.

Approved by OFI’s Proxy Voting Committee on March 18, 2014.

Ratified by OFI’s Legal Department on April 9, 2014 and by OFI’s Compliance Department on April 10, 2014.

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 18, 2014)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

1.1.7	Adjourn Meeting

•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•	whether the company or director is targeted in connection with public “vote no” campaigns.

•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	failed to adequately respond to a majority supported shareholder proposal;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats

•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements

•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	problematic pay practices, current and past.

2.15	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation

•	Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;

•	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

•	Any recent controversies or concerns related to the company’s proxy voting mechanics;

•	Any unintended consequences resulting from implementation of the proposal; and

•	Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives,

selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or the plan is a vehicle for poor pay practices.

•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•	detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•	Examine on a CASE-BY-CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive. In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price;

•	participation; and

•	market best practices

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;

•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

•	there is a two-year minimum holding period for sale proceeds.

•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is not at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:

•	broad-based participation;

•	limits on employee contribution;

•	company matching contribution up to 25 percent;

•	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23	Bonus Banking/Bonus Banking “Plus”

•	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits

•	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity

•	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•	the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.1	Routine Items

•	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.3	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.5	Controlling Shareholder / Personal Interest

•	Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

AUDITORS

1.2	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors

•	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management

•	Vote FOR discharge from responsibility of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:

•	Composition of the board and key board committees;

•	Long-term company performance relative to a market index;

•	Corporate governance provisions and takeover activity; and

•	Company practices and corporate governance codes.

•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:

•	The board fails to meet minimum corporate governance standards;

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests;

•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills

•	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

3.4	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0	MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2	Related-Party Transactions

•	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities

•	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals

•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0	CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2	Increase in Authorized Capital

•	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

5.3	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.

* In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests

•	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

6.0	EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors

•	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy

•	Vote AGAINST such proposals in cases where:

•	The company does not provide shareholders with clear, comprehensive compensation disclosures;

•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;

•	The arrangement creates the risk of a “pay for failure” scenario;

•	The company does not maintain an independent and effective compensation committee;

•	The company provides inappropriate pay to non-executive directors; or

•	The company maintains other problematic pay practices.

Proxy Voting Policy & Procedures
June 2014

Your Global Investment Authority	These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.[1]

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.
Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

Effective Date: August 2003

Revised Date:   May 2007

  May 2010

  October 2012

  June 2014

A.     General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

[1]   Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

B.	Conflicts of Interest

1.	Identification of Material Conflicts of Interest

a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)	Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”)[3] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

[2]	The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

PROXY VOTING POLICY & PROCEDURES |   JUNE 2014   2

c)	Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

PROXY VOTING POLICY & PROCEDURES |   JUNE 2014   3

b)	Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)	PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d)	All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

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e)	Methods for Resolving Identified Conflicts of Interest.

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•	If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•	If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•	Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

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3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities

a)	The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s

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systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)

Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in

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accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)	When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)	The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

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•	The date of the security holder meeting and the response deadline;

•	Whether the proposal is being made by management or a security holder;

•	Management’s recommendation with respect to the proposal;

•	The Credit Research Group recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)	When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies

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manually in accordance with the procedures set forth below.

a)	Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)	Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in

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the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how

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the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

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PENN Capital Management Company, Inc.

January 1, 2014

Proxy Voting Policy

Introduction

PENN has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the economic interest of its clients.

This policy sets forth the guidelines that PENN uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios.

How Adviser Votes Proxies

For clients that give us authority to vote proxies, we have the ability to tailor voting. We vote proxies based on a client’s instruction or a client’s legal structure, such as an ERISA pension plan. Absent legal structure considerations or specific instructions, clients’ proxies are voted in accordance with what PENN believes is in the economic interest of the shareholders, in consultation with our proxy research provider, as described below. Additionally, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

We utilize the services of the research firm of Glass Lewis & Co. (“Glass Lewis”) to provide proxy research and voting recommendations. Recommendations are based on objective analysis. PENN reserves the right to vote contrary to Glass Lewis recommendations in the event that PENN determines that it is in the client’s interest.

We utilize the services of the Proxy Edge automated voting system provided by Broadridge to electronically vote ballots. Broadridge notifies PENN in advance of the board meetings, provides the appropriate proxies to be voted, and maintains records of proxy statements received and votes cast.

Proxy Voting Guidelines

The following Glass Lewis guidelines have been adopted by PENN to objectively evaluate proxy votes that are in the economic interest of our clients:

1.

Board of Directors: The election of directors and an independent board is important to ethical and effective corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser generally votes against management efforts to classify a board and generally supports proposals to declassify the board of directors. Adviser considers withholding votes from directors with an unsatisfactory attendance record. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis, considering other factors, including the company’s corporate governance guidelines

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January 1, 2014

and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

2.	Ratification of Auditors: In light of several high profile accounting scandals, Glass Lewis closely scrutinizes the role and performance of auditors. On a case-by-case basis, Glass Lewis examines proposals relating to non-audit relationships and non-audit fees. Glass Lewis considers, on a case-by-case basis, proposals to rotate auditors, and votes against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

3.	Management & Director Compensation: A company’s equity-based compensation plan should align with the shareholders’ long-term interests. Glass Lewis evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser generally opposes plans that have the potential to be excessively dilutive. The Adviser generally supports employee stock option plans. Severance compensation arrangements are reviewed on a case-by-case basis, although Adviser generally opposes “golden parachutes” that are considered excessive. Adviser normally supports proposals that require a percentage of director compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser reviews on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and continues to monitor future developments in this area.

4.	Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Glass Lewis conducts an independent review of each anti-takeover proposal. Occasionally, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Client interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser evaluates shareholder rights’ plans on a case-by-case basis to determine whether they warrant support. Adviser generally votes against any proposal to issue stock that has unequal or subordinate voting rights. Additionally, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

5.

Changes to Capital Structure: Adviser realizes that a company’s financing decisions significantly impact its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Glass Lewis will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser generally votes against dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser generally votes in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance

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January 1, 2014

are deemed reasonable. Glass Lewis reviews proposals seeking preemptive rights on a case-by-case basis.

6.	Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Clients. Adviser generally gives management discretion with regard to social, environmental and ethical issues, although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Responsibility and Oversight

PENN has established a Proxy Voting Committee, which is responsible for the review and approval of the firm’s written Proxy Policy procedures and guidelines. The firm’s Chief Compliance Officer monitors regulatory developments with respect to proxy voting and works with the Proxy Voting Committee to develop policies that implement those requirements. Daily administration of the proxy voting process is the responsibility of the Portfolio Accounting department.

Conflicts of Interest

Conflicts of interest will be resolved in favor of the clients’ interests. The CCO is responsible for resolving potential conflicts of interest in the proxy voting process. Examples of potential conflicts of interest include:

1.	Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

2.	The Adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast.

When a potential material conflict of interest exists, PENN will obtain Client consent before voting. PENN will provide the Client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict, so the Client can make an informed decision whether to consent.

If you need further information, please direct your written requests to:

Director of Client Services

PENN Capital Management Company, Inc.

Navy Yard Business Center

Three Crescent Drive, Suite 400

Philadelphia, PA 19112

PHILADELPHIA INTERNATIONAL ADVISORS, LP

PROXY VOTING POLICY

As of January 24, 2014

Overview

Philadelphia International Advisors, LP (“PIA”) has responsibility to see that proxies are appropriately voted. Clients are solicited and records kept indicating whether we are to have discretion in voting proxies or whether they should be voted elsewhere. This is primarily documented via the account agreement. PIA votes all proxies in accordance with its general proxy policy in effect at the time, unless otherwise specifically instructed by the client in writing.

An independent third party proxy service, Institutional Shareholder Services (ISS), has been retained by PIA for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients. PIA has directed ISS that in the event shares are going to be blocked from trading or otherwise will be restricted in the specific country from the time the vote is cast until the adjournment of the meeting, ISS will abstain from voting.

ISS will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines. PIA’s proxy administrator will send the proxies in question to the appropriate portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the CIO for execution.

Proxy Voting Administration

PIA provides ISS with holdings of all accounts that PIA is responsible for voting. ISS has approved guidelines from PIA to ensure that all issues are voted.

Quarterly reports are generated by ISS for each individual account indicating the number of shares and how the shares were voted. The reports are reviewed quarterly.

Conflicts of Interest

PIA has developed this policy to serve the collective interests of our clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts of interest may arise through business relationships, personal relationships, or familial relationships involving PIA or PIA personnel. When there are proxy voting proposals, however, that give rise to conflicts of interest the proxy shall be voted consistent with the recommendations of ISS provided that PIA believes that such a vote is consistent with the best interests if its clients.

PIA maintains detailed records on proxy voting. PIA clients may obtain information about how their proxies were voted or a copy of appropriate Proxy Voting Reports by contacting Jennifer Hartz (phone: 215-419-6739; email: Jennifer.hartz@piadvisors.net).

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

Last Updated May 4, 2011

New Account Procedures

The discretion of the client to give sole proxy voting authority or withhold proxy-voting authority will be stated in the Investment Agreement and noted on the Confidential Client Profiles.

Proxy Voting Procedures

Proxy materials will be monitored by Mrs. Cohen. The proxy statement will be forwarded to the portfolio manager/ analyst for determining votes on all proposals. Each portfolio manager/ analyst will have a list of any specific client requirements, as well as a list of any companies where there might be any potential conflicts of interests pertaining to specific proxy votes. Where there is a material conflict of interest, the advisor will disclose the conflict of interest to the client, give the client the option of voting the proxy themselves and/ or vote in the clients’ best financial interest. Proxy materials will be returned to Mrs. Cohen in a timely manner for the votes to be processed and recorded. She will be responsible to ensure the votes are processed, that all proxies for which we have voting authority are received and voted, and to keep proxy-voting records showing how votes were cast.

Most proxies are voted electronically on www.proxyvote.com. Proxies that do not permit electronic voting are mailed. Proxy voting records will be available to clients upon request, and instructions on obtaining such information will be disclosed in Form ADV Part 2A.

Limitations on Our Responsibilities

Limited Value. We may abstain from voting a client proxy if we conclude that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to such securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

Proxy Voting Policy

At the discretion of the client, proxy material will be voted by the portfolio manager/ analyst for the exclusive benefit for the accounts whose assets are under management at Rutabaga. Client specific investment objectives will be taken into consideration.

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Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

A)	Corporate Governance Issues

Recommend to vote as recommended by the board…If proposal is reasonable (while industry standards are to be considered, the overriding standard is that of common sense and fairness) and not for purpose of management entrenchment.

•	Election of Directors in a non- contested election

•	Selection of Auditors

•	Increasing or decreasing amounts of authorized stock

•	Changing terms of authorized stock

•	Company name changes

•	Stock Splits

•	Changing size of board

•	Opting into or out of optional provisions of state corporation laws

•	Changing annual meeting date or location

•	Changing state of incorporation

Recommend to vote Against:

•	Authorization of the board to vote on other issues not in the proxy

B)	Voting, Board Composition and Control Issues

If portfolio manager / analyst considers proposals to be reasonable by industry standards that:

i)	Improve shareholder democracy

ii)	Reduce the likelihood of management entrenchment or conflict of interest

iii)	Are likely to make management more responsive to the concerns of institutional shareholders

Then vote FOR:

•	Confidential voting

•	Auditors at annual meetings

•	Requiring information on proponents of shareholder resolutions

•	Declassifying the board

•	Cumulative voting*

Then Vote AGAINST:

•	Blank check preferred stock

•	Classifying the board

•	“Fair Price” provisions requiring greater than a majority vote of all shares

•	Greenmail

•	Preemptive rights

•	Supermajority voting requirements

•	Shareholder Advisory Committees or other attempts to involve shareholders or other constituencies directly in board decision-making

•	Targeted share placements (Placing blocks of securities with friendly third parties)

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Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

•	Poison Pills

•	Limiting shareholders’ right to act by written consent

•	Limiting shareholders’ right to call meetings

•	Requiring inclusion of abstentions in voting results

•	Repricing of “underwater” options

*	A portfolio manager/analyst should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

Recommend voting as Recommended by the board on:

•	Required representation of specific gender, race, or interest groups on board

•	Age or term limits of directors

•	Same person holding more than one office

•	Shareholders requests for changes in voting requirements not otherwise covered in these guidelines.

C)	Compensation Issues

Programs that relate management compensation to long term performance are generally favored

If portfolio manager/ analyst consider them to be reasonable recommend voting as recommended by the board.

•	Stock Option Plans

•	Restricted stock bonus plans

•	Director compensation proposals

•	Director stock ownership proposals

•	Executive compensation proposals*

*	Most companies recommend 3 years on the frequency of “say on pay” proposals or executive compensation proposals. Generally the portfolio managers/analysts agree 2 years is an appropriate amount of time on the frequency of these proposals.

D)	Other Management Issues

Placing restrictions on the business judgment of management is not advised. There are certain proxy issues that may be relevant to the portfolio manager’s/ analyst’s rationale for owning the security. Therefore:

Recommend voting as recommended by the board within reasonable standards for,

•	Contested elections for Directors

•	Mergers, Restructuring, Spin –off’s, etc.

•	Multiple classes of stock or special voting rights

•	Requiring strategic studies

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Split votes for Directors are permitted if, in the opinion of the portfolio manager/ analyst, that such a vote would contribute to shareholder value.

Rutabaga Capital Management LLC

Proxy Voting Procedures and Guidelines

E)	Social Issues

ALL forms of discrimination are opposed

Recommend to Vote FOR:

•	Equal Employment Opportunity (but against resolutions requiring reports beyond standard practice).

Recommend to Vote AGAINST:

•	Requiring reports that go beyond standard practice and reasonableness

•	Restricting the company’s ability to do business in any location or with any particular group.

•	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

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March 2014

Schroders

Environmental, Social &

Governance Policy

This document is intended to be for information purposes only and it is not intended as promotional material in any respect.

Schroders Investment and Corporate Governance: Schroders’ Policy

Schroders’ ESG Philosophy

Schroders is an investment manager managing investments for clients in a variety of asset classes and for a variety of objectives but all with a common theme of producing returns for clients. This document illustrates how Schroders exercises the rights and responsibilities attaching to equity securities in which the funds of clients are invested. This paper may be part of a wider policy accommodating additional statements, where necessary, for regulatory purposes or for the benefit of clients in different locations.

Schroders believes that well managed companies will deliver sustainable competitive advantage and long term shareholder value, and therefore an analysis and consideration of a company’s financial performance, the quality of its management structures, the suitability of internal controls and the ability of the board to manage operational performance, environmental and social risks and opportunities will affect our stock valuation and selection strategies. It is in the interests of our clients that we will expect boards and executives to consider and review the strategy, operating performance, quality of leadership and the internal controls of the companies they direct, in order to produce the returns required by our clients.

On behalf of our clients Schroders has share ownership rights and exercising these rights, through company engagement and proxy voting, is an integral part of our role in managing, protecting and enhancing the value of our clients’ investments. In exercising these responsibilities we combine the perspectives of our portfolio managers and company, environmental, social and governance (ESG) analysts to form a rounded view of each company and the issues it faces. It follows that we will concentrate on each company’s ability to create sustainable value and may question or challenge companies about ESG issues that we perceive may affect their future value.

March 2014

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Schroders Investment and Corporate Governance: Schroders’ Policy

Our ESG Process

Investment	Schroders overriding objective for integrating an ESG approach into the equity investment process is to, wherever possible, enhance returns and protect value for our clients. The sale of shares of a successful company by Schroders is not necessarily a reflection of our view of the quality of the management of a company but may be because of our belief that other companies will offer greater share price growth relative to their current valuation. The purchase and sale of shares will also be affected by the flow of funds under our control and asset allocation decisions.

Stewardship

Share interests carry ownership rights and exercising those rights is an integral part of our investment process. The overriding principles are that our objectives for the exercise of shareholder rights and responsibilities are to enhance returns for clients and to work in the best interests of our clients.

We believe this is best achieved by considering and seeking to enhance the long term value of equity holdings. In determining long term value, we must consider the risk attached to investments compared with an opportunity to sell a holding, particularly in the event of a takeover.

Companies should act in the best interests of their owners, the shareholders. Companies must have due regard for other stakeholders – no company can function, for example, without a good workforce, without providing quality services or goods to customers, without treating suppliers with respect and without maintaining credibility with lenders. However, it is the interests of the owners of the business which should be paramount.

We accept that no one model of ESG can apply to all companies and we will consider the circumstances of each company. It is in the best interests of clients for us to be pragmatic in the way we exercise ownership rights.

Analysis

Schroders believes that an analysis and evaluation of ESG issues and their impact on investments is a fundamental part of the stock valuation and selection process. Typically ESG analysis will source information from a mosaic of sources, including (but not limited to) the company itself, specialist research providers, brokers and academics. We will utilise internationally recognised benchmarks, codes and standards[1] as guidelines for corporate best practice within our ESG company analysis, but we are pragmatic in our recognition that no “one” model of ESG management can apply to a company, and that each company has to be considered in respect of the industry and markets in which it operates. Typically good corporate ESG practice should ensure that:

•    there is an empowered and effective board

•    there are appropriate checks and balances in company management systems

•    there are effective systems for internal control and risk management covering ESG and other significant issues

•    there is suitable transparency and accountability

•    management remuneration is aligned with long term shareholder value

[1]	These include, but are not limited to, the Institutional Shareholders Committee, the Global Reporting Initiative, the Association of British Insurers, the United Nations Global Compact and the UK Stewardship Code.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Integration	Wherever relevant the analysis of a company’s ESG performance is part of our investment process. Such analysis enhances our understanding of a company and its ability to deliver sustainable long term shareholder value. We accept that it is not always possible to apportion investment value to ESG issues but that ESG performance can provide a proxy for the quality of management and as such can be integrated into stock valuation. On occasion some ESG issues may have direct financial relevance (e.g. carbon emissions, water scarcity) and in these instances we will endeavour to integrate these considerations into our valuation process. We recognise that there is no set way for integrating ESG into the investment process, and as such different teams have developed varying approaches, and that these approaches may evolve over time.

Engagement	Engagement with companies is part of our fundamental approach to the investment process as an active investor[2]. It has the advantage of enhancing communication and understanding between companies and investors. When engaging with companies our purpose is to either seek additional understanding or, where necessary, to seek change that will protect and enhance the value of investments for which we are responsible. We concentrate on each company’s ability to create sustainable value and will question or challenge companies about issues, including those relating to ESG, that we perceive might affect the future value of those companies.

Voting: Coverage

We recognise our responsibility to make considered use of voting rights. We therefore evaluate voting issues on our investments and, where we have the authority to do so, vote on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. We normally hope to support company management, however, we will withhold support or oppose management if we believe that it is in the best interests of our clients to do so.

When voting, where there is insufficient information with which to make a voting decision or where market practices make it onerous or expensive to vote compared with the benefits of doing so (for example, share blocking3), we will not generally vote.

Voting: Operational

In order to act in the best interests of clients and in order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues.

All voting is overseen by investment professionals and is undertaken to enhance returns for clients.

We use a third party service to process all proxy voting instructions electronically. For certain investments (particularly those determined by quantitative processes) where holdings will generally be a small proportion of a company’s voting share capital, we will use a third party to determine and implement a vote on the grounds that the voting service will be more familiar with governance of those companies and the voting policy is not inconsistent with our own. At companies where we have a material holding, we will continue to vote according to our own policy.

[2]	The extent to which we engage for particular funds as part of stock selection will vary; for quant funds, for example, meeting company managements will play no part in the selection process.
[3]	Share blocking is a practice whereby restrictions are placed on the trading of shares which are to be voted

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Schroders Investment and Corporate Governance: Schroders’ Policy

Voting: Conflicts of Interest

Occasions may arise where a conflict or perceived conflict of interest exists. In such situations, we will follow the voting recommendations of a third party (which will be the supplier of our proxy voting processing and research service).

If Schroders believes it should override the recommendations of the third party and vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders will obtain the approval of the decision from the Schroders’ Head of Equities with the rationale of such vote being recorded in writing. If the third-party recommendation is unavailable, we will not vote.

Where the director of a company is also a director of Schroders plc, we will vote in accordance with the recommendations of the third party or, if a recommendation from the third party is unavailable, will not vote.

Screening	In addition to our ESG approach Schroders also provides a screening service for clients, as and when required. These may be for a themed fund or for a segregated mandate to reflect a client’s values within their investment approach.

Client Choice	ESG should be part of the investment management process in order to ensure that the governance policy is operated to enhance the value of funds under management. Accordingly, we believe it is appropriate for clients to give voting discretion to Schroders. However, clients may elect to retain all or some discretion in relation to voting, engagement and/or corporate governance issues. In these cases, we suggest such clients use an external voting service to vote their interests.

Disclosure

We produce quarterly and annual reports on our ESG activities, as well as hosting a Responsible Investment page on our internet site. We believe that our policy and processes comply with, and support the implementation of, the Principles for Responsible Investment and the UK Stewardship Code.

Reports on our use of voting rights and engagement with companies are available to clients.

Stock Lending	Lenders of stock do not generally have voting rights on lent stock. There may be occasions, however, where it is necessary to recall stock in order to vote it. We believe it would be appropriate to recall lent stock when a) the benefits for clients of voting outweigh the benefits of stock lending; b) the subject of the vote is material to the value of the company; and c) there is a realistic chance that voting the shares under our control would affect the outcome of the vote.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Voting Policy: Our Core Principles

The following pages set out the issues we consider when determining how to vote. All are subject to the overriding principles that we will vote and act to enhance returns for clients and act in the best interests of clients. We will vote against any proposal or action by a company which would materially reduce shareholder rights or damage shareholder interests.

Strategy, Performance, Transparency and Integrity

Strategic Focus

Companies must produce adequate returns for shareholders.

If a company is not making or will not make returns above the cost of capital, it should improve performance or consider returning underperforming capital to shareholders in a tax-efficient manner.

Shareholders’ Interests

We will oppose any proposal or action which materially reduce or damage shareholders’ rights.

Major corporate changes or transactions that materially dilute the equity or erode the economic interests or ownership rights of existing shareholders should not be made without the approval of shareholders.

With the exception of those that could reasonably be deemed insignificant, any transactions with related parties should not be made without prior independent shareholder approval.

Shareholders should be given sufficient information about any voting proposal to allow them to make an informed judgement when exercising their voting rights.

Companies should provide secure methods of ownership of shares. Further, there should be no unreasonable restrictions on the transfer of shares.

Reporting to Shareholders

The annual report and accounts of companies should be properly prepared, in accordance with relevant accounting standards.

Companies must communicate clearly with shareholders. This obligation extends to producing quality accounts and communicating timely and relevant information. Transparency, prudence and integrity in the accounts of companies are factors which are highly valued by investors.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Auditors

Audits provide a valuable protection to shareholders and should ensure the integrity of accounts.

In order to provide objectivity and a robust assessment of the accounts, the auditors should be independent. Where independence is compromised or perceived as being compromised due to a conflict of interest, a firm’s suitability as auditor will be called into question. Independence may be compromised, for example, where the level of non-audit work is excessive or inappropriate or where the auditors or relevant individuals have a connection with the company.

Internal Controls

The level of risk a company faces and the way a company manages those risks can have a significant effect on a company’s value and may determine whether the company can survive. We understand and recognise that risks must be taken. However, risks must be recognised and managed. Linked to this, internal controls should be in place to ensure a company’s managers and board are aware of the state of the business.

Status and Role

Boards and Management

The boards (the term ‘boards’ as used in this document includes the governing bodies of corporations, however described (for example, ‘supervisory boards’)) of the companies in which our clients’ monies are invested should consider and review, amongst other things, the strategic direction, the quality of leadership and management, the internal controls and the operating performance of those companies.

Board members must be competent and have relevant expertise.

The board of directors, or supervisory board, (as an entity and each of its members as individuals) should be accountable to shareholders.

The discharge or indemnification of a board or management will not normally be supported where we are aware of outstanding issues or have concerns regarding that board or company.

Every member of the board should stand for re-election by shareholders no less than every three years.

Companies should disclose sufficient biographical information about directors to enable investors to make a reasonable assessment of the value they add to the company.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Board Structure

Boards should consider the diversity and balance of the board:

•    The board should recognise the benefits of diversity

•    The board should be balanced, such that no group dominates the board or supervisory body.

•    There should be a material number of genuinely independent non-executives on the board or supervisory body.

Independent non-executives can give shareholders a degree of protection and assurance by ensuring that no individual or non-independent grouping has unfettered powers or dominant authority. However, the issue of independence is not, of itself, a measure of an individual’s value or ability to contribute as a board member.

Performance and Succession Planning

It is emphasised that the success of a company will be determined by the quality and success of its people. Appointing the right people to lead a company is an essential part of this process. The process for selecting and retaining board members should therefore be robust and rigorous and ensure that the make up of the board remains appropriate and dynamic, with a particular emphasis on individuals with business success.

It is important that companies which fail to achieve a satisfactory level of performance should review board membership and the role of senior executives.

Boards should therefore regularly undertake a review of their performance. A review of performance must not be an academic exercise. Any review should seek to consider the performance of individuals and the board as a whole.

Any issues identified should be resolved through, if necessary, operational changes or changes of personnel.

It is an inevitable part of any organisation that there will be changes of staff – people might not have, or no longer have, the right skills, abilities or attitude to properly and successfully fulfil or continue in their role. This applies at all levels in an organisation. Thus, it is a natural and healthy process to have staff turnover, including at senior executive and board level.

We will oppose directors and may seek their replacement where the leadership of an organisation is not sufficiently objective or robust in reviewing performance.

Committees

Boards should appoint an audit committee and a remuneration committee, each consisting of independent non-executive board members.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Capital

Efficient Use of Capital

Companies should earn a return on capital that exceeds the company’s weighted average cost of capital.

Companies should have efficient balance sheets that minimise the cost of capital, with an appropriate level of gearing which recognises the significant risks attaching to debt.

Where companies cannot or will not use capital efficiently, they should consider returning the capital to shareholders: the capital may then be allocated to investments earning an appropriate return.

Capital should not be used for value-destroying acquisitions.

Share Buybacks

Buybacks are a valid means of creating value for investors at appropriate prices and when the objective is in the best interests of shareholders.

Issuing Shares

Companies should not propose general authorities to allow unlimited or substantial capital authorisations or blank cheque preferred stock.

The creation of different classes of equity share capital must be fully justified.

Pre-emption Rights

Pre-emption rights are a key investor protection measure. We recognise that in some instances it is appropriate for companies to have a certain amount of flexibility to issue shares for cash without offering them first to shareholders on a pre-emptive basis.

Accordingly, authorities to issue shares non-pre-emptively should not exceed recognised market guidelines or practice or, in the absence of guidelines or a recognised practice, an overall limit of 10%.

We will consider powers to issue shares on a non-pre-emptive basis in excess of these limits, where a company can provide a reasoned case that the issue of shares on a non-pre-emptive basis (whether directly or, for example, through the issue of convertible bonds or warrants or for vendor placings) would be in the best interests of existing shareholders.

Share Voting Rights

Companies should provide strong arguments to justify the introduction or maintenance of equity shares with special voting rights, golden shares or other split capital structures.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Executive Remuneration

High calibre individuals are a vital component of success for any organisation. Remuneration policies should allow the recruitment and retention of these individuals and provide appropriate incentive arrangements which reward returns for shareholders.

In considering the pay arrangements of senior executives at companies, we are concerned with the structure of total compensation and to ensure that potential rewards are aligned with shareholder interests.

We recognise the value of high-calibre executives and note that in order to hire the best individuals, it is necessary for companies to pay at levels which allow them to compete in the market to recruit successful executives. However, the existence of this effect does not justify unwarranted transfers of value to executives. It follows that where individuals have failed, their continuation in the role should be reviewed and, if necessary, they should be removed.

In formulating proposals remuneration committees and boards should, in particular:

•    avoid creating arrangements or policies that could result in excessive dilution of shareholders’ interests or create excessive or unwarranted costs. It is expected that average dilution through the commitment to issue shares to directors, executives and employees would not exceed 1% per year;

•    link significant elements of total remuneration to genuine performance and in particular focused on the achievement of above average performance;

•    encourage significant share ownership amongst the executive team and look to widen share ownership throughout the organisation

•    avoid arrangements that would encourage the destruction of shareholder value;

•    achieve an appropriate balance between long- and short-term elements of pay, with an emphasis on reward for sustainable longer-term performance;

•    avoid service contracts and provisions providing compensatory arrangements in excess of one year, except following appointment where for a limited time a longer period may be acceptable;

•    appoint remuneration committees consisting of independent non-executive directors. These committees should be responsible for determining and recommending to the board the pay policies in respect of executive directors and senior managers;

•    not reprice, adjust, or otherwise amend stock options and awards;

•    use financial and ESG metrics for measuring executive performance which focus on outcomes rather than inputs to potential corporate performance;

•    avoid complex scorecards of numerous performance measures, thereby diluting a focus on long term success for the company and shareholders;

•    focus long-term incentive arrangements for board members primarily on total corporate performance and only secondarily on areas of individual responsibility. Special incentive arrangements concerning specific ventures or projects may distort alignment with total corporate performance and shareholder returns.

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Schroders Investment and Corporate Governance: Schroders’ Policy

Other Issues

Takeover Bids

Takeovers are an important part of an efficient market. However, takeovers do not always create value for shareholders. Accordingly, each case will be judged on its merits. Factors considered will include the quality of a company’s management, the long-term prospects for the company’s share price and investors and, ultimately, whether the price offered should be accepted in the best interests of our clients.

Poison Pills and Takeover Defences

Poison pill arrangements, takeover defences or other equivalent arrangements have as their purpose the benefit of management rather than the owners of the company and are frequently contrary to shareholder interests. Such arrangements should not be introduced and existing arrangements that have been put in place should be removed.

Company Constitutions

The documents defining the constitution of a company are key documents providing protection to the interests of shareowners. Any changes to these documents should be clearly justified.

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Vontobel Proxy Voting Policies and Procedures

October 16, 2013

The following is an excerpt from our compliance manual.

4.3.7 Proxy Voting Policies and Procedures

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

4.3.7.1 Proxy Voting

The CCO or designee shall identify those client portfolios for which VAMUS is responsible for voting proxies by reviewing the client’s Investment Management Agreement. He or she will also review the client’s file to determine whether there are any separate agreements authorizing VAMUS to vote the client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that portfolio.

The CCO or designee shall maintain a list of those clients for which VAMUS exercises proxy voting authority and those clients for which VAMUS does not have such authority.

4.3.7.2 Retaining Third Party Proxy Advisory Firms

VAMUS has retained a third-party company (“Third-Party Proxy Advisory Firm”) (i) to provide research or other assistance with voting client proxies; and/or (ii) to vote client proxies outright only after VAMUS:

•    Obtains and reviews the proxy voting policies and procedures of the Third-Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

•    Determines that the Third-Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

•    Obtains sufficient information from the Third-Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third-Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

•    Requires the Third-Party Proxy Advisory Firm to disclose any relevant facts concerning its relationships, if any, with issuers of publicly traded securities that are the subject of the proxy (e.g., the amount of compensation the Third-Party Proxy Advisory Firm receives from such issuers);

•    Obtains representations from the Third-Party Proxy Advisory Firm that it faced no conflict of interests with respect to recommendations or votes, and that it will promptly inform VAMUS if there is a conflict of interests (in the manner described below); and,

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•	Obtains representations from the Third-Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies plays a role in the preparation of its analyses or vote on proxy issues.

4.3.7.3 Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm

VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise. Having made this delegation, VAMUS shall ensure that:

•	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;

•	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;

•	the Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	the Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm’s direct supervisor;

•	If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the “Conflict Notice”) to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:

•	Describe the proposal to be voted upon;

•	Disclose the actual or potential conflict of interest involved;

•	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and

•	Either request the client’s consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

•	The Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA);

•	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective

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clients;

•	The Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

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Vontobel Asset Management, Inc.

•	Periodically, but no less than annually, the CCO will:

•	Verify that proxies for the securities held in the client’s account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

•	VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

4.3.7.4 Proxy Voting and Conflicts of Interest

In most cases, client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS. Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well.) Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients’ best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client’s consent before voting;

2.	vote securities based on a pre-determined voting policy set forth herein;

3.	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or

4.	request the client to engage another party to determine how the proxies should be voted.

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Vontobel Asset Management, Inc.

Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote. The CCO shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Telephone: (212) 415-7000

www.vusa.com

    High Quality Growth at Sensible Prices

www.vusa.com	Page 5

WALL STREET ASSOCIATES

PROXY VOTING GUIDELINES

ALL PROPOSALS RELATIVE TO SHARES IN THE FLOAT.

Increase Common Stock Authorization

This enabling request would provide additional common stock available for acquisitions, additional benefit programs, financing, further splits and other corporate purposes. We would normally analyze the facts and circumstances involved on a case-by-case basis in deciding whether to support such a request.

Employee Stock Purchase Plans

The provisions of this stock purchase program would be on par with those of other corporate plans previously endorsed by Wall Street Associates. Under these circumstances, we take no exception to adoption of this initiative.

Executive Compensation Plans and Vote Frequency Options

WSA will generally approve advisory votes on executive compensation plans which require companies to conduct a separate shareholder advisory vote to approve the compensation of executives. Companies are required to conduct a separate shareholder advisory vote to determine how often an issuer will conduct a shareholder advisory vote on executive compensation. The vote frequency term options are typically 1, 2 or 3 years. Since WSA discourages an excessive focus on short-term goals and we typically vote for a 2 year term on these issues.

Restricted Stock Plans

Ordinarily, Wall Street Associates takes a dim view of stock giveaways, in particular, those that could reward tenure rather than results. Under the terms and conditions of this plan we typically reject management’s request and would prefer to see incentive based awards adopted where recipients could earn in part or whole by assisting in the achievement of designated goals over business cycles. We believe this would more align employees and management to shareholder’s interests.

Stock Option Programs (too many shares) and Discount Stock Option Plans

Stock-based incentive plans are among the most economically significant issues submitted to shareholders for vote. Approval of these plans may result in large transfers of shareholder equity out of the company to plan participants as awards vest and are

WSA – 2/23/11 (updated)

exercised. We typically consider the following factors when adopting a position on stock option plans:

(a)	whether the stock option plan expressly permits the repricing of underwater options;

(b)	whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;

(c)	whether the plan has an option exercise price below the marketplace on the day of the grant;

(d)	whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and,

(e)	whether the program has certain embedded features, such as (1) participation by consultants and other non-employees; (2) exercise options set at the discretion of the board; (3) ambiguous payment terms and/or below market interest rates on loans to optionees; (4) no termination date included in the plan document; (5) no limit on the number of shares available for issue under the plan; (6) excessive number of options available to only a small percentage of top employees; (7) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; (8) stock depreciation rights; or (9) reload options.

Non-Employee Stock Option Programs

Non-Employee stock option plans and other executive and director compensation plans are designed to attract retain and motivate talented executives and outside directors. Evaluating executive and director compensation plans requires an adviser to weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth. In addition to the factors normally considered when evaluating stock option plans, we may also consider the following factors:

(a)	whether director shares are at the same market risk as those of the shareholders; and,

(b)	how option programs for outside directors compare with the standards of internal programs.

Stock Performance Plans

WSA ordinarily encourages awards plans which promote the interests of the company and it’s shareholders by providing incentives for participating executive officers to contribute to the improvement of the operating results of the company. Such plans tend to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operation of the company.

WSA – 2/23/11 (updated)

Staggered Boards

Wall Street Associates discourages staggered term boards.

WSA – 2/23/11 (updated)

WSA PROXY VOTING POLICY

WALL STREET ASSOCIATES, LLC

PROXY VOTING POLICY

Wall Street Associates, LLC (“WSA”) recognizes that it is a fiduciary that owes its clients the duty of care and loyalty with respect to all services it provides to clients, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interest of its clients, at no time subrogating client interests to its own. At the request of plan sponsors, WSA shall vote stock held by such plans according to the following policy:

1.	WSA votes proxies with respect to economic issues. Under the Employee Retirement Security Act of 1974, a Trustee has a fiduciary responsibility to vote Plan Stock on issues presented to stockholders whenever it is perceived the outcome of the vote may have an impact on the economic value of the stock (economic issues). Accordingly, WSA shall vote all proxies received from the Trustee with respect to shares on economic issues. Examples of matters which may be economic issues are listed below:

a.	Directors’ liability

b.	Classification of the Board of Directors

c.	Cumulative voting

d.	Stock repurchases by the issuer

e.	Poison-pill plans

f.	Fair-price amendments

g.	Authorization of a new class of stock

h.	Increase in authorized shares of an existing class of stock

i.	Pre-emptive rights

j.	Democratization of stockholder voting procedures (for example, secret voting and stock holder access to proxy statements)

k.	Political measures (for example, divestiture of investments in certain countries or other companies)

l.	Sales of corporate assets, mergers or other forms of corporate sales or takeovers

m.	Super-majority requirements

n.	Proxy fights re-election of directors

o.	Anti-greenmail proposals

WSA shall examine all proxy statements received in order to identify any of the above issues or other issues.

WSA – 2/11/11 (amended)

WSA PROXY VOTING POLICY

2.	WSA follows Proxy Voting Procedures. The proxy voting procedures below explain the role of WSA’s Proxy Voting Committee, Proxy Voting Chairman, Proxy Coordinator, Proxy Voting Service, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis.

a.	Proxy Voting Committee and Chairman. WSA’s Proxy Voting Committee, which is made up of members of the investment team and led by the Proxy Voting Chairman, oversees the proxy voting process. The Committee monitors corporate actions, and reviews and recommends guidelines governing proxy votes, including how votes are cast on specific proposals and which matters are to be considered on a case-by-case basis. The Chairman is responsible for the oversight and execution of WSA’s Proxy Voting Procedures.

b.	Proxy Coordinator. The Proxy Coordinator, appointed by the Proxy Voting Committee, assists in the coordination and voting of proxies. The Proxy Coordinator deals directly with the Proxy Voting Service and, on a case-by-case basis, will solicit voting recommendations and instructions from the Proxy Voting Committee should proxy questions be referred by the Proxy Voting Service. The Proxy Coordinator is responsible for ensuring that such questions and referrals are responded to in a timely fashion for transmitting appropriate voting instructions to the proxy voting service.

c.	Proxy Voting Service. WSA has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with custodians to ensure that all proxy material received by the custodians relating to portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all the proxies in accordance with WSA’s Proxy Voting Guidelines. The proxy voting service will refer proxy questions to the Proxy Coordinator for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The proxy voting service also assists in disclosing to Clients how proxy votes were cast. Clients may request and obtain a record of proxy votes cast on their behalf. Proxy Voting reports, when requested, are generally delivered in conjunction with client quarterly reports.

d.	Proxy Votes are made on a Case-by-Case Basis. In voting shares on economic issues, WSA shall make voting decisions on a case-by-case basis. Shares shall not be automatically voted either for or against management on a particular economic issue but shall be voted based on an analysis of the impact of the vote on the economic value of the shares and solely in the interest of the plan’s participants and beneficiaries. WSA shall not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, even if it is believed such objective to be socially desirable.

WSA – 2/11/11 (amended)

WSA PROXY VOTING POLICY

Conflicts of Interest. WSA has developed procedures designed to ensure it carries out its duty of care in voting proxies in the Client’s best interest. To ensure proxy votes are not the product of a conflict of interest, votes will generally be made in accordance with WSA’s Proxy Voting Guidelines on a case-by-case basis. Although the Proxy Voting Service provides proxy vote recommendations, WSA generally does not base its votes on its recommendations. WSA primarily utilizes Broadridge’s administrative assistance services in the proxy voting process.

How Conflicts of Interest May Arise

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, from:

•	business or personal relationships between WSA employees or the Proxy Voting Service and the company soliciting the proxy;

•	business or personal relationships between WSA employees or the Proxy Voting Service and a third party that has a material interest in the outcome of a proxy vote; and,

•	a third party actively lobbying WSA employees or the Proxy Voting Service for a particular outcome of a proxy vote.

Preventing and Correcting Conflicts of Interest

Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy vote or referral item shall disclose that conflict to the Proxy Voting Chairman and the Compliance Officer and otherwise remove him or herself from the proxy voting process. In such cases, the Proxy Voting Chairman and Compliance Officer will review each item to determine if a conflict of interest exists and whether such conflict is “material.” In this context, “material” conflicts may be instances where:

(1)	there may be an interest in maintaining or developing business with a particular issuer whose management is soliciting proxies;

(2)	there may be a business relationship with a proponent of a proxy proposal;

(3)	there exists personal and business relationships with participants in a proxy contest, corporate directors or director candidates; and

(4)	there may be a personal interest in the outcome of a proxy contest (e.g., relative serves as director).

If a conflict is potentially material, the Proxy Voting Chairman and Compliance Officer will engage in an intensive internal and/or external (if necessary) fact gathering exercise. After assessing the circumstances surrounding an identified and potentially material conflict, the Proxy Voting Chairman and Compliance Officer may take one or more of the following actions:

•	follow the prescribed Proxy Voting Policy and Guidelines;

•	split the votes;

•	delegate the decision to a third party;

•	have the Client vote its own proxy, in cases where the Client has entered into an agreement to do so in the event of an actual material conflict.

WSA – 2/11/11 (amended)

WSA PROXY VOTING POLICY

The Proxy Voting Chairman and Compliance Officer will document and provide to the Proxy Coordinator their findings for each proxy vote or referral item that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WSA (other than routine communications from proxy solicitors) with respect to the proxy vote or referral item not otherwise reported in an investment professional’s recommendation. Written confirmation will be made that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Considerations Regarding Potential Conflicts of Interest of the Proxy Voting Service

WSA has engaged the services of a Proxy Voting Service (Broadridge) to assist in the voting of proxies. Broadridge is currently engaged to provide assistance in the voting of proxies. To the extent applicable, Broadridge votes all proxies in accordance with WSA’s Proxy Voting Guidelines.

WSA utilizes Broadridge’s turnkey service that allows WSA to control the voting policy and actual voting decisions, while outsourcing the administrative portions of the proxy process. Broadridge receives proxy ballots, executes votes, maintains records and provides reporting for WSA. Broadridge does not provide voting recommendations. Instead, users of Broadridge’s proxy voting service can receive voting recommendations issued by Glass Lewis & Co. While WSA can view standard voting recommendations, proxy vote decisions are not made as a result of Glass Lewis & Co’s recommendations, but are instead made in accordance with WSA’s Proxy Voting Guidelines and on a case-by-case basis.

Although WSA does not base its proxy vote decisions on the recommendations of Broadridge/Glass Lewis & Co, such recommendations are still offered to WSA. WSA realizes that because of the nature Broadridge/Glass Lewis & Co’s business, there is the potential that conflicts of interest pertaining to proxy vote recommendations may exist. To neutralize potential conflicts, both Broadridge and Glass Lewis & Co. have adopted a number of policies and practices to guard against possible conflicts of interest:

•	Broadridge does not generate, produce, or issue voting recommendations. It thereby remains neutral to the voting process and is thereby absent of conflicts of interest.

•	Glass Lewis does not offer consulting services to public corporations or directors. They are not in the business of advising public companies on their governance structures or conduct, and do not use their position as trusted advisor to institutional investors to win consulting mandates with issuers. In certain instances, Glass Lewis may provide its regularly-published research services to investment managers that may be affiliated with publicly-held companies. In such cases, however, Glass Lewis discloses any such relationship on the relevant research report. Moreover, Glass Lewis makes its research reports generally available post-publication.

•

Glass Lewis takes precautions to ensure its research is objective at all times and under all circumstances. As an indirect wholly-owned subsidiary of Ontario Teachers” Pension Plan Board (“OTPP”), Glass Lewis maintains its independence from OTPP by excluding OTPP from any involvement in the making of Glass Lewis’ proxy voting policies and vote recommendations; the proxy voting and related corporate governance

WSA – 2/11/11 (amended)

WSA PROXY VOTING POLICY

policies of Glass Lewis are separate from OTPP. Moreover, OTPP is not involved in the day-to-day management of Glass Lewis. Glass Lewis operates as an independent company separate from OTPP.

•	As part of Glass Lewis’ continued commitment to its customers, Glass Lewis has an independent Research Advisory Council (“Council”). The Council ensures that Glass Lewis’ research consistently meets the quality standards, objectivity and independence criteria set by Glass Lewis’ research team leaders.

•	Further, Glass Lewis maintains additional conflict avoidance safeguards to mitigate potential conflicts such as when: (i) an employee of Glass Lewis or any of its subsidiaries, a member of the Council, or a member of Glass Lewis’ Strategic Committee serves as an executive or director of a public company; (ii) an investment manager customer is a public company or a division of a public company; and (iii) a Glass Lewis customer submits a shareholder proposal or is a dissident shareholder in a proxy contest.

3.	WSA makes independent voting decisions. In voting shares on economic issues, voting decisions are made independently of directions given or threats of loss of business expressed or implied by an opponent or proponent of an economic issue, including the issuer of shares, plan sponsors, any other fiduciaries of the plan, or their respective agents. WSA may allow such persons to express opinions with regard to economic issues but shall not reach a voting decision as a result of any improper pressure or directions.

WSA shall monitor information on the economic effect of proposals which are frequently submitted to stockholder votes so as: to have the necessary background to evaluate in a timely fashion the economic merits of particular proposals, to vote consistently on recurring proposals, absent unique economic effects and to be able to record clearly the reasons for taking the action chosen. Although WSA will ordinarily vote consistently on recurring proposals, the case-by-case analysis required by this policy may require a vote which is inconsistent with prior votes on similar proposals.

4.	Recordkeeping Requirements. WSA relies on the EDGAR system to maintain proxy statements regarding client securities, and utilizes an independent third party to record proxy votes cast and to provide copies of such documents promptly on request. Also, the following records shall be maintained for a minimum of five years, the first two years in the office of WSA:

a.	WSA’s updated Proxy Voting Policy;

b.	Records of client requests for proxy voting information;

c.	Copies of written responses to oral or written client requests for proxy voting information; and,

d.	Documents prepared by WSA material to the voting decision.

WSA – 2/11/11 (amended)

WSA PROXY VOTING POLICY

5.	ERISA Considerations. WSA shall not undertake on behalf of ERISA plans initiatives to place proposals before an issuer’s stockholders unless such initiatives are judged to be in the interest of the plan participants and beneficiaries, to be cost beneficial, and to be otherwise consistent with ERISA.

6.	Tender Offers. The policies set forth above shall be applied when WSA is called upon to decide whether to tender issues in a tender offer, including an issuer tender offer.

WSA – 2/11/11 (amended)

Wells Capital Management	Policies and Procedures

Subject:	Date Issued: June 2014

Proxy Voting Policies and Procedures	Date Last Revised: May 2013

Compliance Liaison:	Business Administrator:
Mai Shiver/Margie D’Almeida	Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

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Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.

C.	Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

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1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

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4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

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Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

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PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

*	Last updated on November 1, 2013.

Westfield Capital Management Company, L.P.	Page 1 of 3

Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:

•	oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	prepare and distribute proxy reports for internal and external requests;

•	review proxy policy and voting guidelines at least annually; and

•	identify any material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Unless other arrangements have been agreed upon, Westfield will not accept client direction on proxy votes, nor will we notify clients of material proxy proposals prior to voting. Clients, however, may contact Westfield to inquire how a particular proposal will be voted for their account(s).

Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., standard guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, or Socially Responsible Investing Guidelines. Clients who do not designate a specific set of voting guidelines will be assigned the standard guidelines. A copy of ISS’ voting guidelines is located at the end of this policy.

As a general policy, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has

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Westfield Capital Management Company, L.P.	Page 2 of 3

Proxy Voting

received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or por t f ol i o manager believes that following the ve ndor ’ s guidelines would not be in the clients’ best interests. Outside of a few exceptions, the analyst or manager may request to override the vendor’ guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or manager’s attention. If the analyst or manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide rationale for the vote against stated guidelines.

Westfield will not override any of the voting positions in either the Taft-Hartley or Socially Responsible Investing (“SRI”) guidelines, and in voting situations where a material conflict of interest exists between the issuer and Westfield. In these situations, Westfield will vote in accordance with the vendor’s recommendation.

Conflicts of Interest

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. However, Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including any existing relationship with Westfield or an employee. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If Compliance determines that the conflict is material in nature, the analyst or manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agenda item

•	whether the account vote was in-line or against management recommendation

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

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Westfield Capital Management Company, L.P.	Page 3 of 3

Proxy Voting

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

•	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how we voted their securities

Date Approved: 02/07/2014

Transparency. Inclusiveness. Global Expertise.

2014 U.S. Proxy Voting Concise Guidelines

January 13, 2014

Institutional Shareholder Services Inc.

Copyright © 2013 by ISS

www.issgovernance.com

Transparency. Inclusiveness. Global Expertise.

ISS’ 2014 U.S. Proxy Voting Concise Guidelines

Updated: Jan. 13, 2014

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2014 proxy voting guidelines can be found at:

http://www.issgovernance.com/policy/2014/policy_information

Routine/Miscellaneous

Auditor Ratification

Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

▶▶▶ ▶▶

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability

2.	Responsiveness

3.	Composition

4.	Independence

Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by- case) for the following:

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS’ 2014 U.S. Proxy Voting Concise Guidelines	- 4 -

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1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

ISS’ 2014 U.S. Proxy Voting Concise Guidelines	- 5 -

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Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

▶▶▶ ▶▶

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶ ▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

▶▶▶▶▶

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶ ▶▶

ISS’ 2014 U.S. Proxy Voting Concise Guidelines	- 7 -

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Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[6] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

[6]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

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Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[8] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

[8]	ISS research reports will include realizable pay for S&P1500 companies.

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The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the In formation.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taft-Hartley Proxy Voting Guidelines

Executive Summary

January 2014

Institutional Shareholder Services Inc.

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Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft -Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker—owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

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I) Board of Directors Proposals

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);

•	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non- independent board members is in excess of 33 percent of the entire board;

•	Lack of an independent board chair;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation; or

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability: Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•	Problematic Takeover Defenses;

•	Governance Failures;

•	Problematic Compensation Practices; and

•	Problematic Audit-Related Practices.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company. Vote AGAINST/WITHHOLD from individual directors, committee members, or the entire board as appropriate if:

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•	At the previous board election, any director received more than 50 percent AGAINST/WITHHOLD votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high AGAINST/WITHHOLD vote; or

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-independent Chairperson

A principal function of the board is to monitor management, and a fundamental responsibility of the chairperson is to monitor the company’s CEO. This duty is obviously compromised when the chairperson is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and board chair positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the board chair. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairpersons.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on a n annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will also vote AGAINST or WITHHOLD from all of the nominees up for election if the company has a

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classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote—in addition to potential future opposition the election of that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Director Performance Evaluation

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating the election of directors, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

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Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

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II) Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of busines s reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

III) Auditor Ratification

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure b y a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

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IV) Mergers, Acquisitions, and Transactions

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

•	Impact on shareholder value;

•	Changes in corporate governance and their impact on shareholder rights;

•	Fairness opinion (or lack thereof);

•	Offer price (cost vs. premium);

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Change-in-control payments to executive officers;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Financial viability of the combined companies as a single entity;

•	What are the potential legal or environmental liability risks associated with the target firm?;

•	Impact on community stakeholders and employees in both workforces;

•	How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10 -K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

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V) Executive Compensation

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk- taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annua l burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management “Say on Pay” (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change -in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

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Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non—performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

VI) Social and Environmental Issues

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft- Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft- Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

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Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Pri nciples and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

•	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

•	Support the implementation and reporting on ILO codes of conduct.

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

•	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supp ly chain, or report on its human rights risk assessment process.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

•	Support reporting of political and political action committee (PAC) contributions.

•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.

•	Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their

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contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

Workplace Safety
In light of recent fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.

2014 SRI Proxy Voting Guidelines

Executive Summary

Institutional Shareholder Services Inc.

Copyright © 2014 by ISS

www.issgovernance.com

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of r eference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholder s and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1.	Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors

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individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2.	Board Responsiveness

Social Advisory Services has updated its policy to address board responsiveness. Votes will now be considered on a case-by-case basis for individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take in to account when evaluating board responsiveness issues include: the board failed to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3.	Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4.	Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

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5.	Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case—by-case basis, taking into account the impact on shareholder rights.

6.	Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans. Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7.	Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk—taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-base basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders. Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of

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performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote against an equity plan on the ballot if:

•	A pay-for-performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

8.	Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9.	Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

10.	Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability

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to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11.	Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights (such as requests related to human rights risk assessments), internet privacy/censorship and data security, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

2014 SRI Proxy Voting Guidelines Executive Summary	-6-

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.		Exhibit
(a)		Amended and Restated Master Trust Agreement, dated December 19, 2013, is filed herein.

(b)	(1)	Amended and Restated By-Laws, dated December 1, 2005, is incorporated by reference to PEA No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(c)		Not Applicable.

(d)	(2)	Investment Management Agreement, dated as of October 28, 2009, between the Registrant and Consulting Group Advisory Services LLC (“CGAS”) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(3)	Investment Advisory Agreement, dated March 12, 2014, between CGAS and Artisan Partners Limited Partnership (“Artisan”) relating to Large Capitalization Value Equity Investments is filed herein.

(d)	(4)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and BlackRock Financial Management, Inc. (“BlackRock”) relating to Core Fixed Income Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(5)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Cambiar Investors, LLC (“Cambiar”) relating to Large Capitalization Value Equity Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(6)	Investment Advisory Agreement, dated January 4, 2010, between CGAS and Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, relating to Large Capitalization Growth Investments and Small Capitalization Value Equity Investments is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(d)	(7)	Assignment and Assumption of Investment Advisory Agreement, dated May 1, 2013, between CGAS and DMC to Delaware Investments Fund Advisers (“Delaware”) relating to Large Capitalization Growth Investments and Small Capitalization Value Equity Investments is filed herein.

(d)	(8)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Frontier Capital Management Co., LLC (“Frontier”) relating to Large Capitalization Growth Investments, is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(9)	Investment Advisory Agreement, dated March 15, 2010, between CGAS and HGK Asset Management Inc. (“HGK”) relating to Large Capitalization Value Equity Investments is incorporated by reference to PEA No. 55 to the Registration Statement on Form N-1A filed December 29, 2010.

(d)	(10)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Lazard Asset Management LLC (“Lazard”) relating to Emerging Markets Equity Investments (Value Strategy) is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(11)	Investment Advisory Agreement, dated January 31, 2013, between CGAS and Lazard Asset Management LLC (“Lazard”) relating to Emerging Markets Equity Investments Growth Strategy is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)	(12)	Investment Advisory Agreement, dated January 1, 2013, between CGAS and McDonnell Investment Management, LLC (“McDonnell”) relating to Municipal Bond Investments is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)	(13)	Investment Advisory Agreement, dated February 6, 2013, between CGAS and Metropolitan West Asset Management LLC (“MetWest”) relating to Core Fixed Income Investments is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)	(14)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and NFJ Investment Group LLC (“NFJ”) relating to Large Capitalization Value Equity Investments and Small Capitalization Value Equity Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

Exhibit No.		Exhibit
(d)	(15)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Pacific Investment Management Company LLC (“PIMCO”) relating to International Fixed Income Investments and Core Fixed Income Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(16)	Supplement to Investment Advisory Agreement, dated April 13, 2012, between CGAS and PIMCO relating to the addition of the Emerging Local Bond Investments portfolio to International Fixed Income Investments, is incorporated by reference to PEA No. 59 to the Registration Statement on Form N-1A filed on December 28, 2012.

(d)	(17)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and PENN Capital Management Co., Inc. (“PENN Capital”) relating to High Yield Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(18)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Philadelphia International Advisors LP (“PIA”) relating to International Equity Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(19)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Rutabaga Capital Management LLC (“Rutabaga”) relating to Small Capitalization Value Equity Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(20)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Schroder Investment Management North America Inc. (“Schroder”) relating to International Equity Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(21)	Investment Sub-Advisory Agreement, dated August 27, 2007, between Schroder and Schroder Investment Management North America Ltd. (“SIMNA Ltd.”) is incorporated by reference to PEA No. 49 to the Registration Statement on Form N-1A filed on October 26, 2007.

(d)	(22)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and The Dreyfus Corporation (“Dreyfus”) relating to Money Market Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(23)	Investment Advisory Agreement, dated June 25, 2012, between CGAS and Vontobel Asset Management, Inc. (“Vontobel”) relating to Emerging Markets Equity is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(d)	(24)	Form of Investment Advisory Agreement, dated April 1, 2014, between CGAS and Wall Street Associates (“Wall Street”) relating to Small Capitalization Growth Investments is filed herein.

(d)	(25)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Wells Capital Management Inc. (“WellsCap”) relating to Large Capitalization Growth Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(26)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Western Asset Management Company (“Western”) relating to Core Fixed Income Investments and High Yield Investments, is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(27)	Investment Advisory Agreement, dated October 28, 2009, between CGAS and Westfield Capital Management Company, L.P. (“Westfield”) relating to Large Capitalization Growth Investments and Small Capitalization Growth Investments is incorporated by reference to PEA No. 53 to the Registration Statement on Form N-1A filed on December 29, 2009.

(d)	(28)	Investment Advisory Agreement, May 22, 2014, between CGAS and Causeway Management LLC (“Causeway”) relating to International Equity Investments is filed herein.

(d)	(29)	Investment Advisory Agreement, May 1, 2014, between CGAS and Jackson Square Partners LLC (“Jackson Square”) relating to Large Capitalization Growth Investments is filed herein.

(d)	(30)	Investment Advisory Agreement, March 24, 2014, between CGAS and OppenheimerFunds, Inc. (“OFI”) relating to International Equity Investments is filed herein.

(e)		Distribution Agreement, dated August 29, 2013, between the Registrant and Morgan Stanley Smith Barney LLC is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(f)		Not Applicable.

(g)		Custodian Services Agreement, dated January 1, 2011, between the Trust and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)	(1)	Transfer Agency and Services Agreement, dated as of January 1, 2009, between the Trust and PFPC Inc. (now BNY Mellon Investment Servicing (US)) is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)	(2)	Administration Agreement, dated December 23, 2010, and effective January 1, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)	(3)	Amendment to Administration Agreement, dated as of May 25, 2011, between the Trust and BBH is incorporated by reference to PEA No. 56 to the Registration Statement on Form N-1A filed on October 21, 2011.

(h)	(4)	Administrative Services Agreement, dated as of May 12, 2010, between the Trust and Morgan Stanley Smith Barney LLC, is incorporated by reference to PEA No. 55 to the Registration Statement on Form N-1A filed on December 29, 2010.

(i)		Opinion of Willkie Farr & Gallagher LLC, including Consent is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.

(j)		Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated December 22, 2014, is filed herein.

(k)		Not Applicable.

(l)		Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to PEA No. 1.

(m)		Not Applicable.

(n)		Not Applicable.

(o)		Reserved.

(p)	(1)	Code of Ethics for CGAS and Consulting Group Capital Markets Funds, dated June 20, 2014, is filed herein.

(p)	(2)	Code of Ethics for Artisan, dated August 11, 2014, is filed herein.

(p)	(3)	Code of Ethics for BlackRock, dated August 5, 2013, is filed herein.

(p)	(4)	Code of Ethics for Cambiar, dated April 1, 2014, is filed herein.

(p)	(5)	Code of Ethics for Causeway, dated July 1, 2013, is filed herein.

(q)	(6)	Code of Ethics for Delaware, dated October 1, 2013, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(p)	(7)	Code of Ethics for Frontier, dated June 2014, is filed herein.

(p)	(8)	Code of Ethics for HGK, dated June 30, 2014, is filed herein.

(p)	(9)	Code of Ethics for Jackson Square, dated April 2014, is filed herein.

(q)	(10)	Code of Ethics for Lazard, dated September 2012, is incorporated by reference to PEA No. 59 to the Registration Statement on Form N-1A filed on December 28, 2012.

(p)	(11)	Code of Ethics for McDonnell, dated June 24, 2013, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(p)	(12)	Code of Ethics for The TCW Group, Inc. (on behalf of MetWest), dated September 5, 2014, is filed herein.

(p)	(13)	Code of Ethics for NFJ, dated May 5, 2014, is filed herein.

(q)	(14)	Code of Ethics for OFI, dated June 3, 2013, is filed herein.

(p)	(15)	Code of Ethics for PIMCO, dated March 2014, is filed herein.

(p)	(16)	Code of Ethics for PENN Capital, dated January 1, 2014, is filed herein.

(p)	(17)	Code of Ethics for PIA, dated November 30, 2012, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(p)	(18)	Code of Ethics for Rutabaga, dated June 18, 2014, is filed herein.

(p)	(19)	Code of Ethics for Schroder, dated June 2014, is filed herein.

(p)	(20)	Code of Ethics for SIMNA Ltd, dated May 1, 2014, is filed herein.

(p)	(21)	Under Rule 17j-1 of the Investment Company Act of 1940, as amended, no code of ethics is required of an investment adviser to a money market fund. As such, no code of ethics applicable to Dreyfus, sub-adviser to Money Market Investments has been filed herewith.

(p)	(22)	Code of Ethics for Vontobel, dated February 2, 2012, is filed herein.

(p)	(23)	Code of Ethics for Wall Street, dated December 13, 2013, is filed herein.

(p)	(24)	Code of Ethics for WellsCap, dated August 2, 2012, is incorporated by reference to PEA No. 59 to the Registration Statement on Form N-1A filed on December 28, 2012.

(p)	(25)	Code of Ethics for Western, dated November 1, 2013, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

(p)	(26)	Code of Ethics for Westfield, dated August 5, 2014, is filed herein.

(q)	(1)	Power of Attorney, dated November 28, 2007, is incorporated by reference to PEA No. 50 to the Registration Statement on Form N-1A filed on December 28, 2007.

(q)	(2)	Power of Attorney, dated October 6, 2008, is incorporated by reference to PEA No. 51 to the Registration Statement on Form N-1A filed on December 29, 2008.

(q)	(3)	Power of Attorney, dated April 18, 2013, is incorporated by reference to PEA No. 61 to the Registration Statement on Form N-1A filed on December 27, 2013.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 7, 1993.

Item 31. Business and Other Connections of the Investment Adviser

Investment Manager – The Consulting Group

The Consulting Group and its predecessor have been in the investment consulting business since 1973. The Consulting Group is a division of CGAS. CGAS was formed as a Delaware corporation in September 2005, and was reorganized as a Delaware limited liability company in May 2009. CGAS and the Consulting Group are each businesses of Morgan Stanley Smith Barney Holdings LLC.

The list required by this Item 31 of officers and directors of CGAS and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Form ADV filed by CGAS on behalf of Consulting Group pursuant to the Advisers Act (SEC File No. 801-64791).

Sub-adviser – Artisan Partners Limited Partnership

Artisan serves as an investment advisor to Large Capitalization Value Equity Investments. Artisan is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Artisan Investment Corp has a controlling interest in Artisan.

The list required by Item 31 of officers and directors of Artisan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Artisan pursuant to the Advisers Act (SEC File No. 801-48435).

Sub-adviser – BlackRock Financial Management, Inc.

BlackRock serves as an investment advisor to Core Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock’s principal executive offices are located at Park Ave. Plaza, 55 East 52nd Street, New York, NY 10055.

The list required by this Item 31 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

Sub-adviser – Cambiar Investors, LLC

Cambiar serves as an investment advisor to Large Capitalization Value Equity Investments. Cambiar provides investment advisory services to individuals and institutions. Cambiar’s principal executive offices are located at 2401 E. Second Avenue, Suite 500, Denver, CO 80206.

The list required by this Item 31 of officers and directors of Cambiar, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cambiar pursuant to the Advisers Act (SEC File No. 801-60541).

Sub-adviser – Causeway Capital Management LLC

Causeway serves as an investment advisor to Large Capitalization Growth Investments. Causeway provides investment advisory services to institutions. Causeway’s principal executive offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

The list required by this Item 31 of officers and directors of Causeway, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Causeway pursuant to the Advisers Act (SEC File No. 801-60343).

Sub-adviser – Delaware Management Company

Delaware serves as an investment advisor to Small Capitalization Value Equity Investments. Delaware is a wholly-owned subsidiary of Macquarie Affiliated Managers, (USA), Inc., a subsidiary of Macquarie Group Limited and is located at 2005 Market Street, Philadelphia, PA 19103.

The list required by this Item 31 of officers and directors of Delaware, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Delaware pursuant to the Advisers Act (SEC File No. 801-32108).

Sub-adviser – Frontier Capital Management Co., LLC

Frontier serves as an investment advisor to Large Capitalization Growth Investments. Affiliated Managers Group Inc. owns a majority interest in Frontier. Frontier’s principal executive offices are located at 99 Summer Street, Boston, MA 02110.

The list required by Item 31 of officers and directors of Frontier, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Frontier pursuant to the Advisers Act (SEC File No. 801-15724).

Sub-adviser – HGK Asset Management Inc.

HGK serves as an investment advisor to Large Capitalization Value Equity Investments. HGK provides investment advisory services to investment companies. HGK’s principal executive offices are located at Newport Tower, 525 Washington Blvd, Jersey City, NJ 07310.

The list required by Item 31 of officers and directors of HGK, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Frontier pursuant to the Advisers Act (SEC File No. 801-19314).

Sub-adviser – Jackson Square Partners, LLC

Jackson Square serves as an investment advisor to Large Capitalization Growth Investments. Jackson Square manages equity assets. Jackson Square is located at 101 California Street, Suite 3750, San Francisco, CA 94111.

The list required by this Item 31 of officers and directors of Jackson Square, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Jackson Square pursuant to the Advisers Act (SEC File No. 801-79255).

Sub-adviser – Lazard Asset Management LLC

Lazard serves as an investment advisor to Emerging Markets Equity Investments. Lazard provides investment advisory services to individuals and institutions. Lazard’s principal executive offices are located at 30 Rockefeller Plaza, 57th Floor, New York, NY 10112.

The list required by this Item 31 of officers and directors of Lazard, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).

Sub-adviser – McDonnell Investment Management, LLC

McDonnell serves as an investment advisor to Municipal Bond Investments. McDonnell is primarily a fixed income manager. McDonnell’s principal executive offices are located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.

The list required by this Item 31 of officers and directors of McDonnell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by McDonnell pursuant to the Advisers Act (SEC File No. 801-60399).

Sub-adviser – Metropolitan West Asset Management LLC

MetWest serves as investment adviser to Core Fixed Income Investments. MetWest provides investment advisory services to individual and institutional clients. MetWest is a wholly-owned subsidiary of The TCW Group, Inc. MetWest’s principal executive offices are located at 865 S. Figueroa Street, Los Angeles, CA 90017.

The list required by this Item 31 of officers and directors of MetWest, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MetWest pursuant to the Advisers Act (SEC File No. 801-53332).

Sub-adviser – NFJ Investment Group LLC

NFJ serves as an investment advisor to Small Capitalization Value Equity Investments and Large Capitalization Value Equity Investments. NFJ has been registered as an investment advisor under the Advisors Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ’s principal executive offices are located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

The list required by this Item 31 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

Sub-adviser – OppenheimerFunds, Inc.

OFI serves as an investment advisor to International Equity Investments. OFI provides investment advisory services to institutions. OFI’s principal executive offices are located at 225 Liberty Street, 11th Floor, New York, NY 10281

The list required by this Item 31 of officers and directors of MetWest, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MetWest pursuant to the Advisers Act (SEC File No. 801-8253).

Sub-adviser – Pacific Investment Management Company LLC

PIMCO serves as an investment advisor to Core Fixed Income Investments and International Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutional and retail clients. PIMCO’s principal executive offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The list required by this Item 31 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Sub-adviser – PENN Capital Management Co., Inc.

PENN Capital serves as investment advisor to High Yield Investments. PENN Capital provides investment advisory services to individual and institutional clients. PENN Capital’s principal executive offices are located at Navy Yard Corporate Center, 3 Crescent Drive, Suite 400, Philadelphia, PA 19112.

The list required by this Item 31 of officers and directors of PENN Capital, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PENN Capital pursuant to the Advisers Act (SEC File No. 801-31452).

Sub-adviser – Philadelphia International Advisors LP

PIA serves as investment advisor to International Equity Investments. PIA has been registered as an investment advisor under the Advisors Act since 2002. PIA provides investment advisory services to individuals and institutions. PIA’s principal executive offices are located at 1650 Arch Street, Suite 2501, Philadelphia, PA 19103.

The list required by this Item 31 of officers and directors of PIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIA pursuant to the Advisers Act (SEC File No. 801-60785).

Sub-adviser – Rutabaga Capital Management LLC

Rutabaga serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga’s principal executive offices are located at 64 Broad Street, Boston, MA 02109.

The list required by this Item 31 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

Sub-adviser – Schroder Investment Management North America Inc.

Schroder serves as investment adviser to International Equity Investments. Schroder provides investment advisory services to individual and institutional clients. Schroder’s principal executive offices are located at 875 Third Avenue, 22nd Floor, New York, NY 10022.

The list required by this Item 31 of officers and directors of Schroder, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Sub-adviser – The Dreyfus Corporation

Dreyfus serves as investment advisor to Money Market Investments. Dreyfus has been registered as an investment advisor under the Advisers Act since 2008. Dreyfus provides investment advisory services to individuals and institutions. Dreyfus’ principal executive offices are located at 200 Park Avenue, New York, NY 10166.

The list required by this Item 31 of officers and directors of Dreyfus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Dreyfus pursuant to the Advisers Act (SEC File No. 801-8147).

Sub-adviser – Vontobel Asset Management, Inc.

Vontobel serves as an investment advisor to Emerging Markets Equity Investments. Vontobel has been registered as an investment advisor under the Advisers Act since 1984. Vontobel is the investment adviser of various institutional clients. Vontobel’s principal executive offices are located at 1540 Broadway, 38th Floor, New York, NY 10036.

The list required by this Item 31 of officers and directors of Vontobel, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Vontobel pursuant to the Advisers Act (SEC File No. 801-21953).

Sub-adviser – Wall Street Associates, LLC

Wall Street serves as an investment advisor to Small Capitalization Growth Investments. Wall Street has been registered as an investment advisor under the Advisers Act since 1987. Wall Street is the investment adviser of various institutional clients. Wall Street’s principal executive offices are located at 1200 Prospect Street, Suite 100, La Jolla, CA 92037.

The list required by this Item 31 of officers and directors of Wall Street, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Wall Street pursuant to the Advisers Act (SEC File No. 801-30019).

Sub-adviser – Wells Capital Management Incorporated

WellsCap serves as investment advisor to Large Capitalization Growth Investments. WellsCap provides investment advisory services to individual and institutional clients. WellsCap’s principal executive offices are located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

The list required by this Item 31 of officers and directors of WellsCap, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WellsCap pursuant to the Advisers Act (SEC File No. 801-21122).

Sub-adviser – Western Asset Management Company

Western serves as investment advisor to Core Fixed Income Investments and High Yield Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutional and retail clients. Western’s principal executive offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

The list required by this Item 31 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

Sub-adviser – Westfield Capital Management Company, L.P.

Westfield serves as an investment advisor to Small Capitalization Growth Investments and Large Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield’s principal executive offices are located One Financial Center, 24th Floor, Boston, MA 02111.

The list required by this Item 31 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westfield pursuant to the Advisers Act (SEC File No. 801-69413).

Item 32. Principal Underwriters

(a)	Morgan Stanley Smith Barney LLC (“MSSB”), the distributor of the Registrant, is the distributor for each series of Consulting Group Capital Markets Funds.

(b)	The information required by this Item 32 with respect to each trustee, officer and partner of MSSB is incorporated by reference to Schedule A of Form BD filed by MSSB pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-68191).

(c)	Not applicable.

Item 33. Location of Accounts and Records

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Morgan Stanley Smith Barney LLC

2000 Westchester Avenue

Purchase, NY 10577

Consulting Group Advisory Services LLC

2000 Westchester Avenue

Purchase, NY 10577

BNY Investment Servicing (US)

P.O. Box 9699

Providence, RI 02940-9699

BNY Asset Servicing

BNY Mellon Center

201 Washington Street

Boston, MA 02108-4408

Artisan Partners Limited Partnership

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

BlackRock Financial Management, Inc.

Park Ave. Plaza

55 East 52nd Street

New York, NY 10055

Cambiar Investors, LLC

2401 E. Second Avenue, Suite 500

Denver, CO 80206

Causeway Capital Management LLC

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

Delaware Management Company

2005 Market Street

Philadelphia, PA 19103

Frontier Capital Management Co., LLC

99 Summer Street

Boston, MA 02110

HGK Asset Management Inc.

Newport Tower

525 Washington Blvd

Jersey City, NJ 07310

Jackson Square Partners, LLC

101 California Street, Suite 3750

San Francisco, CA 94111

Lazard Asset Management LLC

30 Rockefeller Plaza, 57th Floor

New York, NY 10112

McDonnell Investment Management, LLC

1515 W. 22nd Street, 11th Floor

Oak Brook, IL 60523

Metropolitan West Asset Management LLC

865 S. Figueroa Street

Los Angeles, CA 90017

OppenheimerFunds, Inc.

225 Liberty Street, 11th Floor,

New York, NY 10281

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, Texas 75201

Pacific Investment Management Company LLC

840 Newport Center Drive, Suite 100

Newport Beach, CA 92660

PENN Capital Management Co., Inc.

Navy Yard Corporate Center

3 Crescent Drive, Suite 400

Philadelphia, PA 19112

Philadelphia International Advisors LP

1650 Arch Street, Suite 2501

Philadelphia, PA 19103

Rutabaga Capital Management LLC

64 Broad Street

Boston, MA 02109

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Vontobel Asset Management, Inc.

1540 Broadway, 38th Floor

New York, NY 10036

Wall Street Associates, LLC

1200 Prospect Street, Suite 100

La Jolla, CA 92037

Wells Capital Management Incorporated

525 Market Street, 10th Floor

San Francisco, CA 94105

Western Asset Management Company

385 E. Colorado Blvd.

Pasadena, CA 91101

Westfield Capital Management Company, L.P.

One Financial Center, 24th Floor

Boston, MA 02111

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the city of New York and State of New York on the 29th day of December 2014.

CONSULTING GROUP CAPITAL MARKETS FUNDS

By:	/s/ James J. Tracy
James J. Tracy, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ James J. Tracy	Trustee and Chief Executive Officer	December 29, 2014
James J. Tracy

/s/ Francis Smith	Chief Financial Officer	December 29, 2014
Francis Smith

	Trustee	December 29, 2014
Adela Cepeda**

	Trustee	December 29, 2014
W. Thomas Matthews*

	Trustee	December 29, 2014
Eric McKissack***

	Trustee	December 29, 2014
John J. Murphy*

	Trustee	December 29, 2014
Mark J. Reed*

*	Signed pursuant to power of attorney dated November 28, 2007.
**	Signed pursuant to a power of attorney dated October 6, 2008.
***	Signed pursuant to a power of attorney dated April 18, 2013.

/s/ Paul F. Gallagher
Paul F. Gallagher, Attorney-in-Fact Secretary	December 29, 2014

Exhibit Index

(a)	Amended and Restated Master Trust Agreement, dated December 19, 2013.

(d)(3)	Investment Advisory Agreement, dated March 12, 2014, between CGAS and Artisan relating to Large Capitalization Value Equity Investments.

(d)(7)	Assignment and Assumption of Investment Advisory Agreement, dated May 1, 2013, between CGAS and DMC to Delaware relating to Large Capitalization Growth Investments and Small Capitalization Value Equity Investments.

(d)(24)	Form of Investment Advisory Agreement, dated April 1, 2014, between CGAS and Wall Street relating to Small Capitalization Growth Investments.

(d)(28)	Investment Advisory Agreement, May 22, 2014, between CGAS and Causeway relating to International Equity Investments.

(d)(29)	Investment Advisory Agreement, May 1, 2014, between CGAS and Jackson Square relating to Large Capitalization Growth Investments.

(d)(30)	Investment Advisory Agreement, March 24, 2014, between CGAS and OFI relating to International Equity Investments.

(j)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, dated December 22, 2014.

(p)(1)	Code of Ethics for CGAS and Consulting Group Capital Markets Funds, dated June 20, 2014.

(p)(2)	Code of Ethics for Artisan, dated August 11, 2014.

(p)(3)	Code of Ethics for BlackRock, dated July 21, 2014.

(p)(4)	Code of Ethics for Cambiar, dated April 1, 2014.

(p)(5)	Code of Ethics for Causeway, dated July 1, 2013.

(p)(7)	Code of Ethics for Frontier, dated June 2014.

(p)(8)	Code of Ethics for HGK, dated June 30, 2014.

(p)(9)	Code of Ethics for Jackson Square, dated April 2014.

(p)(12)	Code of Ethics for The TCW Group, Inc. (on behalf of MetWest), dated September 5, 2014.

(p)(13)	Code of Ethics for NFJ, dated May 5, 2014.

(p)(14)	Code of Ethics for OFI, dated June 3, 2013.

(p)(15)	Code of Ethics for PIMCO, dated March 2014.

(p)(16)	Code of Ethics for PENN Capital, dated January 1, 2014.

(p)(18)	Code of Ethics for Rutabaga, dated June 18, 2014.

(p)(19)	Code of Ethics for Schroder, dated June 2014.

(p)(20)	Code of Ethics for SIMNA Ltd, dated May 1, 2014.

(p)(22)	Code of Ethics for Vontobel, dated February 2, 2012.

(p)(23)	Code of Ethics for Wall Street, dated December 13, 2013.

(p)(26)	Code of Ethics for Westfield, dated August 5, 2014